                                                                    Exhibit 4.10

                  ----------------------------------------------

                           EQUIPMENT LEASE AGREEMENT
                          (GATX Rail Trust No. 2000-1)

                           Dated as of April 3, 2000

                                    Between

                           WILMINGTON TRUST COMPANY,
                     not in its individual capacity except
                        as expressly provided herein but
                            solely as Owner Trustee,
                                     Lessor

                                      And

                             GATX RAIL CORPORATION,

                                     Lessee

                          Assorted Railroad Tank Cars
                            And Covered Hopper Cars

                  ----------------------------------------------



          CERTAIN OF THE RIGHT, TITLE AND INTEREST OF LESSOR IN AND TO THIS LEASE, THE EQUIPMENT COVERED HEREBY AND THE RENT DUE AND TO BECOME DUE HEREUNDER HAVE BEEN ASSIGNED AS COLLATERAL SECURITY TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, BANK ONE, NA, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS INDENTURE TRUSTEE UNDER A TRUST INDENTURE AND SECURITY AGREEMENT (GATX RAIL TRUST NO. 2000-1), DATED AS OF APRIL 3, 2000 BETWEEN SAID INDENTURE TRUSTEE, AS SECURED PARTY, AND LESSOR, AS DEBTOR. INFORMATION CONCERNING SUCH SECURITY INTEREST MAY BE OBTAINED FROM THE INDENTURE TRUSTEE AT ITS ADDRESS SET FORTH IN
SECTION 20 OF THIS LEASE. SEE SECTION 25.2 FOR INFORMATION CONCERNING THE RIGHTS OF THE ORIGINAL HOLDER AND HOLDERS OF THE VARIOUS COUNTERPARTS HEREOF.



                  ----------------------------------------------

                               TABLE OF CONTENTS
                               -----------------


                                                                                   Page
SECTION 1.  Definitions.............................................................. 1

SECTION 2.  Acceptance and Leasing of Equipment...................................... 1

SECTION 3.  Term and Rent............................................................ 1
     Section 3.1     Lease Term...................................................... 1
     Section 3.2     Basic Rent...................................................... 1
     Section 3.3     Supplemental Rent............................................... 2
     Section 3.4     Adjustment of Rent.............................................. 2
     Section 3.5     [RESERVED]...................................................... 2
     Section 3.6     Manner of Payments.............................................. 2

SECTION 4.  Ownership and Marking of Equipment....................................... 3
     Section 4.1     Retention of Title.............................................. 3
     Section 4.2     Duty to Number and Mark Equipment............................... 3
     Section 4.3     Prohibition Against Certain Designations........................ 4

SECTION 5.  Disclaimer of Warranties................................................. 4
     Section 5.1     Disclaimer of Warranties........................................ 4

SECTION 6.  Return of Equipment; Storage............................................. 5
     Section 6.1     Return; Holdover Rent........................................... 5
     Section 6.2     Condition of Equipment.......................................... 7

SECTION 7.  Liens.................................................................... 8

SECTION 8.  Maintenance; Possession; Compliance with Laws............................ 8
     Section 8.1     Maintenance and Operation....................................... 8
     Section 8.2     Possession...................................................... 9
     Section 8.3     Sublease........................................................10

SECTION 9.  Modifications............................................................11
     Section 9.1     Required Modifications..........................................11
     Section 9.2     Optional Modifications..........................................11
     Section 9.3     Removal of Property; Replacements...............................12

SECTION 10.  Voluntary Termination...................................................12
     Section 10.1    Right of Termination............................................12
     Section 10.2    Sale of Equipment...............................................13
     Section 10.3    Retention of Equipment by Lessor................................14
     Section 10.4    Termination of Lease............................................14

SECTION 11.  Loss, Destruction, Requisition, Etc.....................................14
     Section 11.1    Event of Loss...................................................14
     Section 11.2    Replacement or Payment upon Event of Loss.......................15

     Section 11.3    Rent Termination..................................................16
     Section 11.4    Disposition of Equipment; Replacement of Unit.....................17
     Section 11.5    Eminent Domain....................................................18

SECTION 12.  Insurance.................................................................18
     Section 12.1    Insurance.........................................................18
     Section 12.2    Physical Damage Insurance.........................................19
     Section 12.3    Public Liability Insurance........................................20
     Section 12.4    Certificate of Insurance..........................................21
     Section 12.5    Additional Insurance..............................................21

SECTION 13.  Reports; Inspection.......................................................22
     Section 13.1    Duty of Lessee to Furnish.........................................22
     Section 13.2    Lessor's Inspection Rights........................................22

SECTION 14.  Lease Events of Default...................................................22

SECTION 15.  Remedies..................................................................24
     Section 15.1    Remedies..........................................................24
     Section 15.2    Cumulative Remedies...............................................27
     Section 15.3    No Waiver.........................................................27
     Section 15.4    Notice of Lease Default...........................................27
     Section 15.5    Lessee's Duty to Furnish Information with Respect to Subleases....27
     Section 15.6    Lessee's Duty to Return Equipment Upon Default....................27
     Section 15.7    Specific Performance; Lessor Appointed Lessee's Agent.............28

SECTION 16.  Filings; Further Assurances...............................................29
     Section 16.1    Filings...........................................................29
     Section 16.2    Further Assurances................................................29
     Section 16.3    Other Filings.....................................................29
     Section 16.4    Expenses..........................................................29

SECTION 17.  Lessor's Right to Perform.................................................29

SECTION 18.  Assignment................................................................30
     Section 18.1    Assignment by Lessor..............................................30

SECTION 19.  Net Lease, etc............................................................31

SECTION 20.  Notices...................................................................32

SECTION 21.  Concerning the Indenture Trustee..........................................33
     Section 21.1    Limitation of the Indenture Trustee's Liabilities.................33
     Section 21.2    Right, Title and Interest of the Indenture Trustee Under Lease....33

SECTION 22.  Purchase Options; Renewal Options.........................................33
     Section 22.1         (a)  Special Purchase Option.................................33
                          (b)  Early Purchase Option...................................34
                          (c)  Payment; Assumption of Equipment Notes..................35

     Section 22.2       Election to Retain or Return Equipment at End of Basic
                        or Renewal Term.....................................................36
     Section 22.3       Purchase Options....................................................36
     Section 22.4       Renewal Options.....................................................37
     Section 22.5       Appraisal...........................................................38
     Section 22.6       Stipulated Loss Value and Termination Value During Renewal Term.....38

SECTION 23.  Limitation of Lessor's Liability...............................................39

SECTION 24.  Investment of Security Funds...................................................39

SECTION 25.  Miscellaneous..................................................................39
     Section 25.1       Governing Law; Severability.........................................39
     Section 25.2       Execution in Counterparts...........................................40
     Section 25.3       Headings and Table of Contents; Section References..................40
     Section 25.4       Successors and Assigns..............................................40
     Section 25.5       True Lease..........................................................40
     Section 25.6       Amendments and Waivers..............................................40
     Section 25.7       Survival............................................................40
     Section 25.8       Business Days.......................................................40
     Section 25.9       Directly or Indirectly..............................................41
     Section 25.10      Incorporation by Reference..........................................41

Attachments to Equipment Lease:

Exhibit A      -    Form of Lease Supplement
Appendix A     -    Definitions

                           EQUIPMENT LEASE AGREEMENT
                          (GATX Rail Trust No. 2000-1)

     This Equipment Lease Agreement (GATX Rail Trust No. 2000-1), dated as of April 3, 2000 (the "Lease"), between Wilmington Trust Company, not in its individual capacity except as expressly provided herein, but solely as Owner Trustee under the Trust Agreement ("Lessor"), and GATX Rail Corporation, a New York corporation ("Lessee").

     In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.  Definitions.

     Unless the context otherwise requires, all capitalized terms used herein without definition shall have the respective meanings set forth in Appendix A hereto for all purposes of this Lease.

     SECTION 2.  Acceptance and Leasing of Equipment.

     Lessor hereby agrees (subject to satisfaction or waiver of the conditions set forth in Sections 4.1 and 4.3 of the Participation Agreement) to accept delivery of each Unit from Lessee and to lease such Unit to Lessee hereunder, and Lessee hereby agrees (subject to satisfaction or waiver of the conditions set forth in Section 4.4 of the Participation Agreement), immediately following such acceptance by Lessor, to lease from Lessor hereunder such Unit. Such acceptance by Lessor and lease by Lessee to be evidenced by the execution and delivery by Lessee and Lessor of a Lease Supplement covering such Unit, all in accordance with Section 2.3(b) of the Participation Agreement. Lessee hereby agrees that its execution and delivery of a Lease Supplement covering any Unit shall, without further act, irrevocably constitute acceptance by Lessee of such Unit for all purposes of this Lease.

     SECTION 3.  Term and Rent.

          Section 3.1 Lease Term. The basic term of this Lease (the "Basic Term") shall commence on the Basic Term Commencement Date and, subject to earlier termination pursuant to Sections 10, 11, 15 and 22.1 shall expire at 11:59 p.m. (Chicago time) on the Basic Term Expiration Date. Subject and pursuant to Section 22.4, Lessee may elect one or more Renewal Terms.

          Section 3.2   Basic Rent.  Lessee hereby agrees to pay Lessor as
Basic Rent for each Unit throughout the Basic Term applicable thereto Basic Rent in consecutive semi-annual installments payable on each Rent Payment Date. Each such semi-annual payment of Basic Rent shall be in an amount equal to the product of the Equipment Cost for such Unit multiplied by the Basic Rent percentage for such Unit set forth opposite such Rent Payment Date on Schedule 3A to the Participation Agreement (as such Schedule 3A shall be adjusted pursuant to Section 2.6 of the Participation Agreement). Each such semi-annual payment of Basic Rent shall be allocated in accordance with Schedule 3B to the Participation Agreement, and the Lessee and the Lessor agree that such allocation is intended to constitute an allocation of fixed rent to the periods indicated on such Schedule 3B within the meaning of Treasury Regulation
(S)1.467-1(c)(2)(ii)(A). Basic Rent shall be payable in advance on certain Rent Payment Dates and in arrears on certain Rent Payment Dates, as specified in
Schedule 3A to the Participation Agreement, as so adjusted, such Schedule 3A as so adjusted from time to time being incorporated herein by reference.

     Anything contained herein or in the Participation Agreement to the contrary notwithstanding, each installment of Basic Rent (both before and after any adjustment pursuant to Section 2.6 of the Participation Agreement) shall be, under any circumstances and in any event, in an amount at least sufficient for Lessor to pay in full as of the due date of such installment, any payment of principal of and interest on the Equipment Notes required to be paid by Lessor pursuant to the Indenture on such due date.

          Section 3.3 Supplemental Rent. Lessee also agrees to pay to Lessor, or to whomsoever shall be entitled thereto, any and all Supplemental Rent, promptly as the same shall become due and owing, or where no due date is specified, promptly after demand by the Person entitled thereto, and in the event of any failure on the part of Lessee to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise as in the case of nonpayment of Basic Rent. Lessee will also pay, as Supplemental Rent, (i) on demand, to the extent permitted by applicable law, an amount equal to interest at the Late Rate on any part of any installment of Basic Rent not paid when due for any period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded, as the case may be, for the period from such due date or demand until the same shall be paid, (ii) in the case of the termination of this Lease with respect to any Unit pursuant to Section 10.2, on the applicable Termination Date, an amount equal to the Make-Whole Amount, if any, with respect to the principal amount of each Equipment Note to be prepaid as a result of such termination, (iii) in the case of the purchase of any Unit pursuant to Section
22.1 or Section 6.9 of the Participation Agreement, on such date of purchase, an amount equal to the Make-Whole Amount, if any, with respect to the principal amount of each Equipment Note to be prepaid as a result of such purchase, (iv) an amount equal to any other amount payable by Lessor on the Equipment Notes in excess of the principal and interest payments due thereunder, as and when such amount shall be due and payable, in accordance with the terms of the Equipment Notes and the Indenture, and (v) in the case of any refinancing of the Equipment Notes pursuant to Section 10.2 of the Participation Agreement, on the Refunding Date, an amount equal to the Make-Whole Amount, if any, with respect to the aggregate principal amount of the Equipment Notes being prepaid. All Supplemental Rent to be paid pursuant to this Section 3.3 shall be payable in the type of funds and in the manner set forth in Section 3.6.

          Section 3.4 Adjustment of Rent. Lessee and Lessor agree that the Basic Rent, Stipulated Loss Value and Termination Value percentages and the Early Purchase Price and Basic Term Purchase Price shall be adjusted to the extent provided in Section 2.6 of the Participation Agreement, subject in all cases to the limitation set forth in the second paragraph of Section 3.2.

          Section 3.5   [RESERVED]

          Section 3.6 Manner of Payments. All Rent (other than Supplemental Rent payable to Persons other than Lessor, which shall be payable to such other Persons in accordance with written instructions furnished to Lessee by such Persons, as otherwise provided in any of the Operative Agreements or as required by law) shall be paid by Lessee to Lessor at its office at Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001, Attention: Corporate Trust Administration. All Rent shall be paid by Lessee in funds consisting of lawful currency of the United States of America, which shall be immediately available to the recipient not later than 12:00 noon (New York City time) on the date of such payment, provided, that so long as the Indenture shall not have been discharged pursuant to the terms thereof, Lessor hereby directs, and Lessee agrees, that all Rent (excluding Excepted Property) payable to Lessor shall be paid directly to the Indenture Trustee at the times and in funds of the type specified in this Section 3.6 at the office of the Indenture Trustee at Bank One, NA, 1 Bank One Plaza, Suite IL1-0126, Chicago, IL 60670-0126, ABA No. 071000013, Clearing Account 4811-5377, for credit to trust number 204884-000,
Attn: M. J. Frye, GATX Rail Trust No. 2000-1 or at such other location in the United States of America as the Indenture Trustee may otherwise direct.

     SECTION 4.  Ownership and Marking of Equipment.

          Section 4.1 Retention of Title. Lessor shall and hereby does retain full legal title to and beneficial ownership of the Equipment notwithstanding the delivery to and possession and use of the Equipment by Lessee hereunder or any sublessee under any sublease permitted hereby.

          Section 4.2 Duty to Number and Mark Equipment. With respect to the Units to be delivered on the Closing Date, Lessee has caused, and as soon as practicable after the date on which a Lease Supplement is executed and delivered in respect of a Replacement Unit pursuant to Section 11.4(b), Lessee will cause, each Unit to be numbered with its reporting mark shown on the Lease Supplement dated the date on which such Unit was delivered and covering such Unit, and will from and after such date keep and maintain, plainly, distinctly, permanently and conspicuously marked by a plate or stencil printed in contrasting colors upon each side of each Unit, in letters not less than one inch in height, a legend substantially as follows:

     "OWNERSHIP SUBJECT TO A SECURITY AGREEMENT FILED WITH THE SURFACE TRANSPORTATION BOARD"

with appropriate changes thereof and additions thereto as from time to time may be required by law in order to protect Lessor's right, title and interest in and to such Unit, its rights under this Lease and the rights of the Indenture Trustee. Except as provided hereinabove, Lessee will not place any such Units in operation or exercise any control or dominion over the same until the required legend shall have been so marked on both sides thereof, and will replace promptly any such word or words in such legend which may be removed, defaced, obliterated or destroyed. Lessee will not change the reporting mark of any Unit except in accordance with a statement of new reporting marks to be substituted therefor, which statement shall be delivered by Lessee to Lessor and, so long as the Indenture shall not have been discharged pursuant to its terms, to the Indenture Trustee prior to or contemporaneously with such change. A supplement to this Lease and, if not so discharged, the Indenture, with respect to such new reporting marks, shall, prior to or contemporaneously with the substitution of such reporting marks, be filed or recorded in all public offices where this Lease and the Indenture shall have been filed or recorded and in such other places, if any, where Lessor and, so long as the Indenture shall not have been discharged pursuant to its terms, the Indenture Trustee may reasonably request in order to protect, preserve and maintain its right, title and interest in the Units. The costs and expenses of all such supplements, filings and recordings shall be borne by Lessee.

          Section 4.3 Prohibition Against Certain Designations. Except as above provided, Lessee will not allow the name of any Person to be placed on any Unit as a designation that might reasonably be interpreted as a claim of ownership; provided, however, that subject to the delivery of the statement of new reporting marks specified in Section 4.2, Lessee may cause the Equipment to be lettered with the names or initials or other insignia customarily used by Lessee or any permitted sublessees or any of their respective Affiliates on railroad equipment used by it of the same or a similar type for convenience of identification of the right of Lessee to use the Equipment hereunder or any permitted sublessee to use the Equipment pursuant to a sublease permitted hereby.

     SECTION 5.  Disclaimer of Warranties.

          Section 5.1 Disclaimer of Warranties. Without waiving any claim Lessee may have against any seller, supplier or manufacturer, LESSEE ACKNOWLEDGES AND AGREES THAT, (i) EACH UNIT IS OF A SIZE, DESIGN, CAPACITY AND MANUFACTURE SELECTED BY AND ACCEPTABLE TO LESSEE, (ii) LESSEE IS SATISFIED THAT EACH UNIT IS SUITABLE FOR ITS PURPOSES AND LESSEE HAS ACCEPTED EACH UNIT, (iii) NEITHER LESSOR NOR OWNER PARTICIPANT IS A MANUFACTURER OR A DEALER IN PROPERTY OF SUCH KIND OR HAS INSPECTED THE UNITS PRIOR TO DELIVERY TO AND ACCEPTANCE BY LESSEE, (iv) EACH UNIT IS LEASED HEREUNDER SUBJECT TO ALL APPLICABLE LAWS AND GOVERNMENTAL REGULATIONS NOW IN EFFECT OR HEREAFTER ADOPTED, AND (v) LESSOR LEASES AND LESSEE TAKES EACH UNIT "AS-IS", "WHERE-IS" AND "WITH ALL FAULTS", IN WHATEVER CONDITION IT MAY BE, AND LESSEE ACKNOWLEDGES THAT NEITHER LESSOR, AS LESSOR OR IN ITS INDIVIDUAL CAPACITY, NOR OWNER PARTICIPANT MAKES NOR SHALL BE DEEMED TO HAVE MADE, AND EACH EXPRESSLY DISCLAIMS, ANY AND ALL RIGHTS, CLAIMS, WARRANTIES OR REPRESENTATIONS EITHER EXPRESS OR IMPLIED, AS TO THE VALUE, CONDITION, FITNESS FOR ANY PARTICULAR PURPOSE, DESIGN, OPERATION, MERCHANTABILITY THEREOF OR AS TO THE TITLE, OF THE EQUIPMENT, THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, FREEDOM FROM PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT, THE ABSENCE OF ANY LATENT OR OTHER DEFECT, WHETHER OR NOT DISCOVERABLE, OR AS TO THE ABSENCE OF ANY OBLIGATIONS BASED ON STRICT LIABILITY IN TORT OR ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT THERETO AND EACH OF LESSOR AND OWNER PARTICIPANT EXPRESSLY DISCLAIMS SELECTION OF THE UNITS, except that Lessor, in its individual capacity, represents and warrants that on the Closing Date, Lessor shall have received whatever title to the Equipment as was conveyed to Lessor by Lessee and each Unit will be free of Lessor's Liens attributable to Lessor and provided that the foregoing disclaimer in clause (v) shall not extend to Owner Participant's representation and warranty contained in Section 3.6(e) of the Participation Agreement. Lessor hereby appoints and constitutes Lessee its agent and attorney-in-fact during the Lease Term to assert and enforce, from time to time, in the name and for the account of Lessor and Lessee, as their interests may appear, but in all cases at the sole cost and expense of Lessee, whatever claims and rights Lessor may have as owner of the Equipment against the manufacturers or any prior owner thereof; provided, however, that if at any time a Lease Event of

Default shall have occurred and be continuing, at Lessor's option, such power of attorney shall terminate, and Lessor may assert and enforce, at Lessee's sole cost and expense, such claims and rights. Lessor shall have no responsibility or liability to Lessee or any other Person with respect to any of the following:
(i) any liability, loss or damage caused or alleged to be caused directly or indirectly by any Unit, or by any of the commodities, items or materials from time to time contained therein, whether or not permitted by the terms hereof, or by any inadequacy thereof or deficiency or defect therein or by any other circumstances in connection therewith; (ii) the use, operation or performance of any Unit or any risks relating thereto; (iii) any interruption of service, loss of business or anticipated profits or consequential damages; or (iv) the delivery, operation, servicing, maintenance, repair, improvement or replacement of any Unit. Lessee's delivery of a Lease Supplement shall be conclusive evidence as between Lessee and Lessor that all Units described therein are in all the foregoing respects satisfactory to Lessee, and Lessee will not assert any claim of any nature whatsoever against Lessor based on any of the foregoing matters.

     SECTION 6.  Return of Equipment; Storage.

          Section 6.1 Return; Holdover Rent. (a) Not less than 120 days prior to the end of the Basic Term, the end of any Fixed Rate Renewal Term, or the end of any Fair Market Renewal Term, in each case with respect to any Units which Lessee has elected to return under Section 22.2, Lessee will provide Lessor with a list of alternative storage locations used for the storage of rolling stock within the continental United States (excluding Alaska) sufficient to store the returned Units and the available storage capacities of such locations. Not less than 90 days prior to the end of the Lease Term with respect to any Unit which has not been purchased by Lessee, Lessor will give Lessee irrevocable notice of its decision either to take possession of or store such Unit. If Lessor shall have decided to take possession of such Unit, the terms of Section 6.1(b) will apply. If Lessor shall have decided to store such Unit, the terms of Section 6.1(c) hereof will apply.

          (b) If Lessor shall have decided to take possession of such Unit, Lessee will, at its sole risk and expense, deliver possession of such Unit at any track location, f.o.b. such location, (i) as may be agreed upon by Lessor and Lessee in writing or (ii) in the absence of such agreement, as Lessor may reasonably direct by written notice to Lessee on or before the 90th day before the end of the Lease Term; provided, that (x) such Units shall be returned to no more than five (5) interchange locations (each of which shall be located within the continental United States, exclusive of Alaska), (y) there shall be no less than 100 Units (or, if less than 100 Units are then subject to the Lease, all Units), returned to each location, and (z) Lessor's notice shall specify the total number and type of Units to be delivered to each location.

          (c) (i) If Lessor shall have elected to store any Unit upon the expiration of the Lease Term with respect thereto, Lessee shall store such Unit, free of charge for a period (the "Storage Period") beginning, for any particular storage location, on the later of the expiration of the Lease Term and the date on which 50% of the total number of Units being returned and stored at such location have arrived thereat (the "Storage Period Commencement Date") and ending not more than 45 days after the later of (A) the Storage Period Commencement Date and (B) the date on which such Unit is in compliance with the conditions set forth in Section 6.2, and for an additional 60 days thereafter at the sole risk and expense of Lessor. On or before the 90th day before the end of the Lease Term, Lessor shall provide Lessee with written notice designating no more than five (5) choices from among the alternative storage locations provided by Lessee pursuant to Section 6.1(a), with a minimum of 100 Units to be stored per location. Any storage provided by Lessee during the Storage Period (except for such additional 60-day period referred to above) shall be at the sole risk and expense of Lessee, and Lessee shall maintain the insurance required by Section
12.1 with respect to all stored Units; provided, however, any movement of the Units being stored in connection with Section 6 shall be at the risk and expense of Lessor. During the Storage Period, Lessee will permit Lessor or any Persons designated by it, including the authorized representative or representatives of any prospective purchaser or user of such Unit, to restencil the marks on such Unit and to inspect the same during Lessee's normal business hours upon at least three Business Days' prior written or telephonic notice; provided, however, that such inspection and restenciling shall not interfere with the normal conduct of Lessee's business; and provided, further, that (x) such inspection and restenciling shall be at such Person's own risk, (y) Lessee shall be protected against any loss or damage incurred by it in connection with any such inspection or restenciling by such Person through indemnification, insurance or other means reasonably satisfactory to Lessee and (z) Lessee (except in the case of Lessee's gross negligence or wilful misconduct) shall not be liable for any injury to, or the death of, any person exercising, either on behalf of Lessor or any prospective purchaser or user, the rights of inspection and restenciling granted pursuant hereto. Lessee shall not be required to store the Equipment after the Storage Period. If Lessee does store any Unit after the expiration of the Storage Period, such storage shall be at the sole risk and expense of Lessor.

               (ii) Upon the request and direction of Lessor (and at Lessor's sole risk and expense), on not more than one occasion with respect to each stored Unit and upon not less than 30 days' prior written notice from Lessor to Lessee, Lessee will, on or before the expiration of the Storage Period, transport such Units to any railroad interchange point or points within the continental United States (except Alaska) (with a minimum of 100 Units (or, if less than 100 Units are then subject to the Lease, all Units) per interchange point and to a maximum of five (5) interchange points) on any railroad lines or to any connecting carrier for shipment, whereupon Lessee shall have no further liability or obligation with respect to such Units.

               (iii) Upon receipt of Lessor's written notice designating its choices from among the alternative storage locations provided by Lessee under
Section 6.1(a), Lessee shall have the option to store such Units at such storage track locations anywhere within the continental United States as it shall choose (provided that there shall be no less than 100 Units (or, if less than 100 Units are then subject to the Lease, all Units) stored at each such location). Upon receipt of such notice, Lessee will promptly give notice to Lessor of the locations at which Lessee will store such Units. If Lessee shall exercise such option, (x) the Storage Period shall be extended an additional 30 days and (y) Lessee shall on or before the expiration of the Storage Period transport such Units to any railroad interchange point within the continental United States (except Alaska) (with a minimum of 100 Units (or, if less than 100 Units are then subject to the Lease, all Units) per interchange point and to a maximum of five (5) interchange points) designated by Lessor upon not less than 30 days' prior written notice. The movement of any Unit from such Unit's location as designated by Lessee pursuant to this Section 6.1(c)(iii) to a location thereafter designated by Lessor in accordance with the foregoing sentence will be at the risk and expense of Lessor. During any Storage Period, Lessee shall store the Equipment in such manner as Lessee normally stores similar units of railroad equipment owned or leased by it.

          (d) Upon the later of (i) expiration of the Lease Term with respect to such Unit, (ii) tender of such Unit at the location determined in accordance with Section 6.1(b) or, as applicable, the tender of such Unit for storage in accordance with Section 6.1(c), and (iii) compliance by such Unit with Section 6.2, this Lease and the obligation to pay Basic Rent for such Unit accruing subsequent to the expiration of the Lease Term with respect to such Unit shall terminate.

          (e) So long as no Lease Event of Default has occurred and is continuing, all amounts earned in respect of a Unit after the date of expiration of the Lease Term with respect to such Unit and prior to the return of such Unit hereunder shall belong to Lessee, and if received by Lessor, shall be promptly turned over to Lessee. In the event any Unit is not returned to Lessor in accordance with the provisions of Section 6.1(b) on the last day of the Lease Term with respect thereto, or if requested by Lessor pursuant to Section 6.1(c), delivered and stored on such last day of the Lease Term, and, in either case, in the condition specified in Section 6.2, Lessee shall pay to Lessor for each such day from the expiration of the Lease Term with respect to such Unit until the date on which such Unit is returned to Lessor in accordance with the provisions of Section 6.1(b) and in the condition specified in Section 6.2, an amount equal to the daily equivalent of the average Basic Rent for the Basic Term or the Renewal Term as applicable to such Unit. In the event Lessee is required to pay such Rent subsequent to the expiration of the Lease Term with respect to a Unit or Units, any amounts earned with respect to such Units shall be for the account of Lessee. If such Unit is not returned to Lessor in accordance with the provisions of Section 6.1(b) and in the condition specified in Section 6.2 on or prior to the 180th day after the expiration of the Lease Term with respect to such Unit, Lessor shall have the right to require Lessee to purchase such Unit for a purchase price equal to the Stipulated Loss Value for such Unit as of the 181st day after the expiration of such Lease Term; provided that if more than 25 Units have not been returned on or prior to the expiration of such Lease Term, the purchase price for such Unit shall be the higher of (x) the Fair Market Sales Value, assuming such Unit is in the condition required by this Lease, and
(y) the Stipulated Loss Value of such Unit as of the 181st day after the expiration of such Lease Term; provided further that, during the holdover period described in this sentence and the immediately preceding sentence, Lessee shall use its best efforts to secure the return of the Equipment as required under this Section 6 in the condition specified in Section 6.2. Nothing herein shall be in abrogation of Lessor's right to have such Unit returned to it for possession or storage. Payment of the purchase price, together with all other amounts due and owing by Lessee under the Operative Agreements, shall be made at the place of payment specified in Section 3.6 hereof in immediately available funds against delivery of a bill of sale transferring and assigning to Lessee all right, title and interest of Lessor in and to such Units on an "as-is" "where-is" basis and containing a warranty against Lessor's Liens. Lessor shall not be required to make any other representation or warranty as to the condition of such Units or any other matters except as to the absence of any Lessor's Liens, and may specifically disclaim any such representations or warranties.

          Section 6.2 Condition of Equipment. Each Unit when returned to Lessor pursuant to this Section 6 shall be (i) capable of performing the functions for which it was designed, with all loading and unloading components operating in good working order with allowance for normal wear and tear, (ii) suitable for continued commercial use in the commodity last carried immediately prior to such return, (iii) suitable for use in interchange by a new owner in the operating lease business in accordance with then applicable Federal regulations (including but not limited to AAR and FRA), (iv) in all material respects in the condition required by
Section 8.1, (v) in conformance with any requirement pertaining to warranties of the manufacturer of the Units during the warranty period, (vi) empty, (vii) steam cleaned or otherwise cleaned in a comparable commercially acceptable manner, and (viii) free and clear of all Liens except Lessor's Liens and Permitted Liens of the type described in clause (iii) of the definition of Permitted Liens to the extent arising as a result of a fleet wide action which includes such Unit. All logs, records, books and other materials relating to the maintenance of such Unit shall, upon request, be delivered to Lessor or its designee upon the return of such Unit. Lessor shall have the right to inspect any Unit that is returned pursuant to Section 6.1 to ensure that such Unit is in compliance with the conditions set forth in this Section 6.2, at Lessor's sole cost, expense and risk (including, without limitation, the risk of personal injury or death), by its authorized representatives, during Lessee's normal business hours and upon reasonable prior notice to Lessee; provided, however, that Lessee shall not be liable for any injury to, or the death of, any Person exercising, on behalf of Lessor, the rights of inspection granted under this
Section 6.2 unless caused by Lessee's gross negligence or wilful misconduct; and further provided, that if such Unit is not in compliance with the conditions set forth in this Section 6.2 then Lessee will (i) promptly take such steps as are necessary to bring such Unit in compliance with the conditions set forth in this
Section 6.2 and (ii) pay the reasonable cost and expense of any reinspection of such Unit conducted by Lessor required because of such non-compliance with
Section 6.2. No inspection pursuant to this Section 6.2 shall interfere with the normal conduct of Lessee's business or the normal conduct of any sublessee's business, and Lessee shall not be required to undertake or incur any additional liabilities in connection therewith. A Unit shall not be deemed to have been returned to Lessor for purposes of this Lease unless and until it is in compliance with the conditions set forth in this Section 6.2.

     SECTION 7.  Liens.

          Lessee will not directly or indirectly create, incur, assume, permit or suffer to exist any Lien on or with respect to any Unit or Lessee's leasehold interest therein under this Lease, except Permitted Liens, Lessor's Liens and Liens described in Section 6.4(a) and 6.4(b) of the Participation Agreement. Lessee shall promptly, at its own expense, take such action or cause such action to be taken as may be necessary to duly discharge (by bonding or otherwise) any such Lien not excepted above if the same shall arise at any time.

     SECTION 8.  Maintenance; Possession; Compliance with Laws.

          Section 8.1 Maintenance and Operation. (a) Lessee, at its own cost and expense, shall maintain, repair and keep each Unit, (i) according to prudent industry practice, in good working order, and in good physical condition for railcars of a similar age and usage, normal wear and tear excepted, (ii) in a manner consistent with maintenance practices used by Lessee in respect of equipment owned or leased by Lessee similar in type to such Unit, (iii) in accordance in all material respects with all manufacturer's warranties in effect and in accordance with all applicable provisions, if any, of insurance policies required to be maintained pursuant to Section 12, (iv) in compliance in all material respects with any applicable laws and regulations, including, without limitation, the Field Manual of the AAR, FRA rules and regulations and Interchange Rules as they apply to the maintenance and operation of the Equipment in interchange regardless of upon whom such applicable laws and regulations are nominally imposed and (v) in a condition mechanically suitable for interchange by an operator in revenue service; provided, however, that Lessee may, in good faith and by appropriate proceedings diligently conducted, contest the validity or application of any such standard, rule or regulation in any reasonable manner which does not materially interfere with the use, possession, operation or return of any of the Units or materially adversely affect the rights or interests of Lessor and the Indenture Trustee in the Equipment or hereunder or otherwise expose Lessor, the Indenture Trustee or any Participant to criminal sanctions or release Lessee from the obligation to return the Equipment in compliance with the provisions of Section 6.2. Lessee shall provide Lessor and the Indenture Trustee with notice of any contest of the type described in the preceding sentence in detail sufficient to enable Lessor and the Indenture Trustee to ascertain whether such contest may have an effect of the type described in the preceding sentence. In no event shall Lessee discriminate as to the use or maintenance of any Unit (including the periodicity of maintenance or recordkeeping in respect of such Unit) as compared to equipment of a similar nature which Lessee owns or leases. Lessee will maintain all records, logs and other materials required by relevant industry standards or any governmental authority having jurisdiction over the Units required to be maintained in respect of any Unit, all as if Lessee were the owner of such Units, regardless of whether any such requirements, by their terms, are nominally imposed on Lessee, Lessor or Owner Participant.

               (b) Without the written waiver or consent of Lessor (which waiver or consent will not be unreasonably withheld), Lessee shall not or expressly permit any sublessee to change a DOT classification (as provided for in 49 C.F.R. Part 179 or any successor thereto), or expressly permit any sublessee to operate any Unit under a different DOT classification, from that classification in effect for such Unit on the Closing Date, except for any change in tank test pressure rating provided such change does not increase the pressure rating of the Unit above the tank test pressure to which the Unit was manufactured; provided however, that in the event Lessor shall not have provided Lessee with a written waiver or consent to such a reclassification or operation of any Unit within 10 Business Days after receipt of Lessee's written request therefor (or Lessor expressly rejects such a request by Lessee), Lessee may replace such Unit in accordance with and subject to the provisions of Section 11.2(i), 11.3 and 11.4.

          Section 8.2 Possession. Lessee shall be entitled to the possession of the Equipment and to the use of the Equipment by it or any Affiliate, in the United States and, subject to the remaining provisions of this Section 8.2 and
Section 8.3, Canada and Mexico, only in the manner for which it was designed and intended and so as to subject it only to ordinary wear and tear. In no event shall Lessee make use of any Equipment in any jurisdiction not included in the insurance coverage required by Section 12. The Equipment shall be used primarily on domestic routes in the United States, and in no event shall more than thirty-five percent (35%) of the Units (as determined by mileage records) be assigned outside the United States at the same time until after December 31, 2007. Thereafter, no more than forty-nine percent (49%) of the Units (as determined by mileage records) shall be used outside the continental United States (exclusive of Alaska) at the same time. Notwithstanding the foregoing, no more than 15% of the Units shall be used in Mexico so long as Mexican law does not afford protections to the Lessor comparable to U.S. law and unless Lessee shall first have taken all actions necessary so as to protect the right, title and interest of Lessor and the Indenture Trustee in the Equipment in Mexico pursuant to Section 16.3 and shall have furnished Lessor and the Indenture Trustee with an opinion of Mexican counsel, reasonably satisfactory to such parties, to the effect that all such filings and recordings of the related Operative Agreements have been taken and effected under such Mexican law. Nothing in this Section 8.2 shall be deemed to constitute permission by Lessor to any Person that acquires possession of any Unit to take any action inconsistent with the terms and provisions of this Lease and any of the other Operative Agreements. The rights of any Person that acquires possession of any Unit pursuant to this Section 8.2 shall be subject and subordinate to the rights of Lessor hereunder.

          Section 8.3 Sublease. Provided Lessor shall not have declared the Lease to be in default (or the Lease shall be deemed to have been declared in default) pursuant to Section 15.1 hereof, Lessee shall be entitled, without the prior approval of Lessor, to enter into a sublease for any Unit or Units (pursuant to a car service contract or otherwise) to, or to grant permission for the use thereof under car contracts by, (i) a railroad company or companies incorporated under the laws of the United States of America or any state thereof or the District of Columbia, Canada or any province thereof, or Mexico or any state thereof, upon lines of railroad owned or operated by such railroad company or companies or over which such railroad company or companies have trackage rights or rights for operation of their trains, and upon connecting and other carriers in the usual interchange of traffic or (ii) responsible companies (i.e., a company with which Lessee would do business in the ordinary course of Lessee's business with respect to railcars which it owns, leases or manages) other than railroad companies for use in their business (leases to such sublessees being herein referred to as "Permitted Subleases") provided, however, that Lessee shall not sublease more than 15% of the Units to a sublessee formed under the laws of Mexico or any state thereof. All subleases shall include appropriate provisions so that such subleases, (i) shall in all events be subject and subordinate to this Lease and the rights and interests of Lessor and its respective successors and assigns hereunder and shall confirm such subordination by a provision substantially in the form currently contained in Lessee's standard car service contract delivered to Lessor and the Indenture Trustee prior to the Closing Date, or otherwise as satisfactory to Lessor and the Indenture Trustee, (ii) shall not be for a term which extends beyond the Basic Term and any agreed upon Renewal Term, and (iii) shall not include any term or provision which could reasonably be expected to result in material adverse consequences to Lessor, Owner Participant or the Indenture Trustee. In the event Lessee desires to sublease one or more Units for a term which extends beyond the Basic Term or any agreed upon Renewal Term, Lessee will have the option to replace such Unit on or prior to the expiration of the Basic Term or any Renewal Term, with another Unit in accordance with and subject to the provisions of Section 11.2(i), 11.3 and 11.4. Except in connection with an assignment pursuant to a transaction permitted by Section 6.8 of the Participation Agreement, no sublease entered into by Lessee hereunder shall relieve Lessee of any liability or obligation hereunder, which shall be and remain those of a principal and not a surety. Nothing in this Section 8.3 shall be deemed to constitute permission to any Person in possession of any Unit pursuant to any such sublease to take any action inconsistent with the terms and provisions of this Lease or any of the other Operative Agreements.

     SECTION 9.  Modifications.

          Section 9.1 Required Modifications. In the event the AAR, the United States Department of Transportation, or any other United States or state governmental agency or any other applicable law requires that any Unit be altered, replaced or modified (a "Required Modification"), Lessee agrees to make such Required Modification at its own expense; provided, however, that Lessee may, in good faith and by appropriate proceedings diligently conducted, contest the validity or application of any such law, regulation, requirement or rule in any reasonable manner which does not materially interfere with the use, possession, operation or return of any Unit or materially adversely affect the rights or interests of Lessor and the Indenture Trustee in the Equipment or hereunder or otherwise expose Lessor, the Indenture Trustee or any Participant to criminal sanctions or relieve Lessee of the obligation to return the Equipment in compliance with the provisions of Section 6.2. Title to any Required Modification shall immediately vest in Lessor. Notwithstanding anything herein to the contrary, if Lessee determines in good faith that any Required Modification to a Unit would be economically impractical, in lieu of making the Required Modification as provided above, Lessee may provide written notice of such determination to Lessor and treat such Unit as if an Event of Loss had occurred as of the date of such written notice with respect to such Unit and in such event the provisions of Sections 11.2, 11.3 and 11.4 shall apply with respect to such Unit; provided that Lessee shall not discriminate against such Unit in making such determination of economic impracticality as compared with other equipment of the same type as such Unit which is owned or leased by Lessee.

          Section 9.2 Optional Modifications. Lessee at any time may in its discretion and at its own cost and expense modify, alter or improve any Unit in a manner which is not required by Section 9.1 (a "Modification"); provided that no Modification shall diminish the fair market value, utility, capacity, or remaining economic useful life of such Unit below the fair market value, utility, capacity, or remaining economic useful life thereof immediately prior to such Modification, in any non de minimus respect, assuming such Unit was then in the condition required to be maintained by the terms of this Lease, provided that Lessee shall not discriminate against such Unit in making such modification, alteration or improvement as compared with other equipment of the same type as the Unit and which are owned or leased by the Lessee. Title to any Non-Severable Modification shall be immediately vested in Lessor. Title to any Severable Modification (other than Required Modifications) shall remain with Lessee. If Lessee shall at its cost cause such Severable Modifications (other than Required Modifications) to be made to any Unit, Lessor shall have the right, upon 90 days prior written notice in the case of a return other than pursuant to Section 15.6, prior to the return of such Unit to Lessor hereunder, to purchase such Severable Modifications (other than Severable Modifications consisting of proprietary or communications equipment) at their then Fair Market Sales Value (taking into account their actual condition). If Lessor does not so elect to purchase such Severable Modifications, Lessee may remove such Severable Modifications at Lessee's cost and expense, and if requested (which request shall be made by not less than 90 days prior written notice in the case of a return other than pursuant to Section 15.6) by Lessor will so remove such Severable Modifications at Lessee's cost and expense, and Lessee shall, at its expense, repair any damage resulting from the removal of any such Severable Modifications in a manner consistent with Section 8.1.

          Section 9.3 Removal of Property; Replacements. Lessee may, in the ordinary course of maintenance or repair of any Unit, remove any item of property constituting a part of such Unit, and unless the removal of such item is required by Section 9.1 hereof, Lessee shall replace such item as promptly as practicable by an item of property that is free and clear of all Liens (other than Permitted Liens) and in as good operating condition as, and with a fair market value, utility, capacity and remaining economic useful life at least equal to, the item of property being replaced, assuming that such replaced item was in the condition required to be maintained by the terms of this Lease. Any item of property removed from such Unit in the ordinary course of maintenance and repair as provided in the preceding sentence shall remain the property of Lessor free and clear of all rights of Lessee until replaced in accordance with the terms of such sentence, but shall then, without further act, become the property of Lessee. Any such property replaced in the ordinary course of maintenance and repair shall, without further act, become the property of Lessor and be deemed part of such Unit for all purposes hereof.

     SECTION 10.  Voluntary Termination.

          Section 10.1 Right of Termination. So long as no Material Default or Lease Event of Default shall have occurred and be continuing, Lessee shall have the right, at its option at any time or from time to time during the Basic Term on or after the seventh anniversary of the Basic Term Commencement Date to terminate the Lease Term with respect to any or all of the Units (provided that, if such termination is for less than all Units in a Basic Group, Lessee shall exercise such termination with respect to at least 25 Units, no fewer than 25 Units shall remain in such Basic Group as a result of such termination and the determination as to which Units are subject to termination shall be made by Lessee on a random or other basis (in each case reasonably acceptable to Lessor) without discrimination based on maintenance status, operating condition of the Units in question or otherwise) (the "Terminated Units") if Lessee determines in good faith (as evidenced by a certified copy of a resolution adopted by Lessee's Board of Directors and a certificate executed by the Chief Financial Officer of Lessee) that such Units have become obsolete or surplus to Lessee's requirements by delivering at least 120 days' prior notice to Lessor and the Indenture Trustee (i) specifying a proposed date of termination for such Units (the "Termination Date"), which date shall, except as provided in the last sentence of Section 10.3, be a Rent Payment Date, any such termination to be effective on the Termination Date upon Lessee's compliance with this Section 10, and (ii) if some but less than all of the Units in a Basic Group are designated as Terminated Units, describing the nondiscriminatory manner in which Lessee proposes to determine which Units in that Basic Group are to be Terminated Units. Except as expressly provided herein, there will be no conditions to Lessee's right to terminate this Lease with respect to the Terminated Units pursuant to this Section 10.1. So long as (a) Lessor shall not have given Lessee a notice of election to retain the Terminated Units in accordance with
Section 10.3, or (b) notice of prepayment of the Equipment Notes shall not have been given pursuant to Section 2.10 of the Indenture, Lessee may withdraw the termination notice referred to above at any time prior to the Termination Date, whereupon this Lease shall continue in full force and effect; provided that Lessee (i) may not exercise its right to withdraw such a termination notice more than once annually or more than four times during the Basic Term, and (ii) may not withdraw any termination notice with respect to any Terminated Units after receipt by Lessee of a bid equal to or greater than Termination Value with respect to such Terminated Units or later than sixty (60) days prior to the scheduled Termination Date. Lessee agrees that if it withdraws a termination notice it will reimburse Lessor, Owner Participant and the Indenture Trustee for all reasonable out-of-pocket costs and expenses (including reasonable legal fees and expenses) incurred by any thereof in connection therewith.

          Section 10.2 Sale of Equipment. During the period from the date of such notice given pursuant to Section 10.1 to the Termination Date, Lessee, as agent for Lessor and, except as provided in Section 10.3, at Lessee's sole cost and expense, shall use reasonable best efforts to obtain bids from Persons other than Lessee or Affiliates thereof for the cash purchase of the Terminated Units, and Lessee shall promptly, and in any event at least five Business Days prior to the proposed date of sale, certify to Lessor in writing the amount and terms of each such bid, the proposed date of such sale and the name and address of the party submitting such bid. Unless Lessor shall have elected to retain the Terminated Units in accordance with Section 10.3, on the Termination Date: (i) Lessee shall, subject to the prior or concurrent receipt (x) by Lessor of all amounts owing to Lessor pursuant to the next sentence, and (y) by the Persons entitled thereto of all unpaid Supplemental Rent due on or before the Termination Date, deliver the Terminated Units (excluding any optional Severable Modifications removed by Lessee pursuant to Section 9.2) to the bidder (which shall not be Lessee or any Affiliate thereof), if any, which shall have submitted the highest cash bid prior to such date (or to such other bidder as Lessee and Lessor shall agree) and (ii) Lessor shall, without recourse or warranty (except as to the absence of any Lessor's Lien) simultaneously therewith transfer all of its right, title and interest in and to the Terminated Units to such bidder. The net proceeds of sale realized at such sale shall be paid to and retained by Lessor and, in addition, on the Termination Date, Lessee shall pay to Lessor, (A) all unpaid Rent with respect to such Terminated Units due and payable on or prior to the Termination Date (exclusive of any Basic Rent first becoming due on such date), (B) the excess, if any, of (1) the Termination Value for the Terminated Units computed as of the Termination Date, over (2) the net cash sales proceeds (after the deduction of all reasonable costs and expenses of Lessor and Owner Participant in connection with such sale) of the Terminated Units, and (C) an amount equal to the Make-Whole Amount, if any, in respect of the principal amount of the Equipment Notes to be prepaid in accordance with Section 2.10(a) of the Indenture; provided however, in the event that the net cash proceeds with respect to such Units referred to above exceed the Termination Value for such Units, Lessee shall receive a credit against amounts payable to Lessor pursuant to this Section 10.2 in an amount equal to the lesser of (I) the Prepaid Adjustment Amount, if any, and (II) the amount by which such net cash proceeds exceed the Termination Value for such Units any (y) Lessee shall pay to Lessor an amount equal to the Deferred Adjustment Amount, if any. If no sale shall have occurred, whether as a result of Lessee's failure to pay all of the amounts hereinabove required or otherwise, this Lease shall continue in full force and effect with respect to such Units and Lessee agrees to reimburse Lessor, Owner Participant and the Indenture Trustee for all reasonable costs and expenses (including reasonable legal fees and expenses) incurred by any thereof in connection therewith; provided that if such sale shall not have occurred solely because of Lessee's failure to pay the amounts hereinabove required, Lessee shall have no further right to terminate this Lease with respect to such Units. Lessee, in acting as agent for Lessor, shall have no liability to Lessor for failure to obtain the best price, shall act in its sole discretion and shall be under no duty to solicit bids publicly or in any particular market. Lessee's sole interest in acting as agent shall be to use its reasonable best efforts to sell the Units at the highest price then obtainable consistent with the terms of this Lease.

          Section 10.3 Retention of Equipment by Lessor. Notwithstanding the provisions of Sections 10.1 and 10.2, Lessor may irrevocably elect by written notice to Lessee, no later than 60 days after receipt of Lessee's notice of termination, not to sell the Terminated Units on the Termination Date, whereupon Lessee shall (i) deliver the Terminated Units to Lessor in the same manner and condition as if delivery were made to Lessor pursuant to Section 6.1(b) and Section 6.2, treating the Termination Date as the termination date of the Lease Term with respect to the Terminated Units, and (ii) pay to Lessor, or to the Persons entitled thereto, all Rent due and owing on the Termination Date and unpaid (exclusive of any in advance Basic Rent due on such date but inclusive of any Supplemental Rent measured by the Make-Whole Amount). If Lessor elects not to sell the Terminated Units as provided in this Section 10.3, then Lessor shall pay, or cause to be paid, to the Indenture Trustee in funds of the type and in an amount equal to the outstanding principal amount of the Equipment Notes issued in respect of such Terminated Units and all accrued and unpaid interest to the date of prepayment of such Equipment Notes on such Termination Date and an amount equal to the Make-Whole Amount, if any, in respect of the principal amount of the Equipment Notes to be prepaid without in any manner relieving the Lessee of its obligation to pay any such amount pursuant to the preceding sentence; provided that unless Lessor shall have paid all such amounts to the Indenture Trustee on the Termination Date, this Lease shall continue in full force and effect. If Lessor shall fail to pay the amounts required pursuant to this Section 10.3 and as a result thereof this Lease shall not be terminated with respect to the Terminated Units on a proposed Termination Date, Lessor shall (x) thereafter no longer be entitled to exercise its election to retain such Terminated Units, and (y) reimburse Lessee for any reasonable out-of-pocket expenses (including reasonable legal fees and expenses) incurred by it in attempting to sell the Terminated Units pursuant to Section 10.2 immediately prior to Lessor's exercise of such preemptive election, and Lessee may at its option at any time thereafter prior to the immediately following Rent Payment Date submit a new termination notice pursuant to Section 10.1 with respect to such Terminated Units specifying a proposed Termination Date occurring on a Determination Date occurring not earlier than 25 days from the date of such notice.

          Section 10.4 Termination of Lease. In the event of either (x) any such sale and receipt by Lessor and the Indenture Trustee of all of the amounts provided in Section 10.2 or (y) retention of the Equipment and full performance by Lessor of its payment obligations in compliance with Section 10.3, and upon compliance by Lessee with the other provisions of this Section 10, the obligation of Lessee to pay Basic Rent hereunder for such Terminated Units shall cease and the Lease Term for the Terminated Units shall end.

     SECTION 11.  Loss, Destruction, Requisition, Etc.

          Section 11.1 Event of Loss. In the event that any Unit (i) shall suffer damage or contamination which, in Lessee's reasonable judgment (as evidenced by an Officers' Certificate to such effect), makes repair uneconomic or renders such Unit unfit for commercial use, (ii) shall suffer destruction, or shall suffer theft or disappearance (after reasonable efforts by Lessee to locate the same) for a period exceeding 12 months (or, if earlier, the end of the Basic Term or Renewal Term then in effect), (iii) shall be permanently returned to the manufacturer pursuant to any patent indemnity provisions, (iv) shall have title thereto taken or appropriated by any governmental authority, agency or instrumentality under the power of eminent domain or otherwise, (v) shall be taken or requisitioned for use by (x) any governmental authority of Mexico or any agency or instrumentality thereof under the power of eminent domain or otherwise for a period in excess of the lesser of (A) 365 days and (B) the remaining Basic Term or any Renewal Term then in effect or (y) any other governmental agency or instrumentality thereof under the power of eminent domain or otherwise for a period in excess of the remaining Basic Term or any Renewal Term then in effect (unless such taking or requisition is by any governmental authority, agency or instrumentality other than the United States or Canada in which case such period shall be the lesser of the period as aforesaid or 365 days) (any such occurrence being hereinafter called an "Event of Loss"), Lessee, in accordance with the terms of Section 11.2, shall promptly and fully inform Lessor and the Indenture Trustee of such Event of Loss.

          Section 11.2 Replacement or Payment upon Event of Loss. Upon the occurrence of (a) an Event of Loss or the deemed occurrence of an Event of Loss pursuant to Section 9.1 or (b) an election to replace pursuant to Section 8.1(b) or 8.3, with respect to any Unit, Lessee shall as soon as reasonably practical and in any event within 60 days after a Responsible Officer of Lessee shall have actual knowledge of such occurrence or election give Lessor and the Indenture Trustee notice of such occurrence of such Event of Loss or election to replace (which notice shall identify the Unit involved) and then within the 60-day period following such notice give Lessor and the Indenture Trustee notice as to which of the following options Lessee shall elect to perform (it being agreed that if Lessee shall fail to give notice of such election, Lessee shall be deemed to have elected to perform the option set forth in Section 11.2(ii)):

                    (i) Upon Lessee's election to perform under this clause (i), as promptly as practicable following such election, and in any event on or before the 60th day following the date of notice of such Event of Loss or deemed Event of Loss pursuant to Section 9.1, or the date Lessee exercises an option to replace pursuant to Section 8.1(b) or Section 8.3, as the case may be, Lessee shall comply with Section 11.4(b) and shall convey or cause to be conveyed to Lessor a Replacement Unit to be leased to Lessee hereunder, such Replacement Unit to be of the same car type of the same or newer model year (or otherwise approved by Lessor, which approval shall not be unreasonably withheld), and free and clear of all Liens (other than Permitted Liens of the type described in clause (ii) with respect to sublessees, and in clauses (iii), (iv), (vi) and (vii) of the definition thereof) and to have a fair market value, utility, capacity, remaining economic useful life and condition at least equal to the Unit so replaced (assuming such Unit was in the condition required to be maintained by the terms of this Lease); provided that, if, at the time of such replacement, only railcars (x) of a newer model year or (y) with a greater fair market value (or a greater Fair Market Sales Value in the situation set forth in the next proviso) than the replaced Units are available as Replacement Units, Lessee shall convey such Replacement Unit to Lessor as set forth above but Lessee may, at a later date, replace such Replacement Units with other Units that are closer in fair market value (or Fair Market Sales Value in the situation set forth in the next proviso) to the original replaced Units so long as such replacement does not result in any additional unindemnified tax liability; provided further that, if such replacement is performed (a) pursuant to Section 8.3 after the 180th day prior to the end of the Lease Term of such Units or (b) with respect to 15 or more Units, each of such Replacement Units must have, in addition to the requirements set forth above, a Fair Market Sales Value at least equal to the Unit so replaced (assuming such Unit was in the condition required to be maintained by the terms of this Lease); provided further that, if Lessee shall elect the option under this clause (i) within such period but shall fail to perform its obligation to effect such replacement under this paragraph (i) within the 60-day period hereinabove provided for, then (except in the case of a failure to perform an election to replace pursuant to Section 8.1(b) or Section 8.3) at the end of such 60-day period Lessee shall immediately give Lessor and the Indenture Trustee notice of such failure and specify that Lessee shall pay to Lessor on the next succeeding Rent Payment Date that is at least 25 days after the end of such 60-day period, or in the case of Supplemental Rent, to the Person entitled thereto, the amounts specified in paragraph
     (ii) below as of such next succeeding Rent Payment Date, and Lessee shall pay such amounts on such Rent Payment Date; provided further that Lessee shall have no right to elect replacement under this clause (i) if at the time of the notice of the Event of Loss under Section 11.2 above a Material Default or Lease Event of Default shall have occurred and be continuing; or

                    (ii) on the Rent Payment Date which is not less than 25 days following the date of notice of Lessee's election to perform under this clause (ii), Lessee shall pay or cause to be paid to Lessor (or in the case of Supplemental Rent, to the Persons entitled thereto) in funds of the type specified in Section 3.6, (a) an amount equal to the Stipulated Loss Value of each such Unit suffering an Event of Loss or deemed Event of Loss determined as of such Rent Payment Date, (b) all Basic Rent payable on such date in respect of such Unit (exclusive of any Basic Rent first becoming due on such date) [and an amount equal to the Adjustment Amount (which amount, if negative, shall be a credit against amounts payable by Lessee pursuant to this Section 11.2(ii))], and (c) all other Rent then due and payable hereunder, it being understood that until such Stipulated Loss Value and other sums are paid, there shall be no abatement or reduction of Basic Rent;

provided that in the event at any time a Responsible Officer of Lessee shall have actual knowledge of the occurrence or deemed occurrence of an Event of Loss with respect to an aggregate of 15 or more Units as to which Lessee would otherwise be obligated to make payment pursuant to the second proviso to paragraph (i) above or pursuant to paragraph (ii) above on a Rent Payment Date, then Lessee shall thereupon give Lessor and the Indenture Trustee notice that in lieu of making payments with respect to such Units as otherwise above provided on a Rent Payment Date, Lessee will make a payment with respect to such Units on the next succeeding Determination Date which is at least 25 days after such notice, and on such Determination Date Lessee shall pay, in lieu of the amounts otherwise required to be paid in respect of such Units on a Rent Payment Date as provided above, (a) an amount equal to the Stipulated Loss Value of such Units determined as of such Determination Date, (b) if such Determination Date is also a Rent Payment Date, all Basic Rent payable on such date in respect of such Units (exclusive of any in advance Basic Rent due on such date) and (c) all other Rent then due and payable hereunder, it being understood that until such Stipulated Loss Value and other sums are paid, there shall be no abatement or reduction of Basic Rent.

          Section 11.3 Rent Termination. Upon the replacement of any Unit or Units in compliance with Sections 11.2(i) and 11.4(b) (but only as to replaced Units and not any Replacement Unit) or upon the payment of all sums required to be paid pursuant to Section 11.2 in respect of any Unit or Units, the Lease Term with respect to such Unit or Units and the obligation to pay Basic Rent for such Unit or Units accruing subsequent to the date of payment of Stipulated Loss Value or date of conveyance of such Replacement Unit or Units pursuant to Section 11.2 shall terminate; provided that Lessee shall be obligated to pay all Rent in respect of such Unit or Units which is payable under Section 11.2 with respect to such payment of Stipulated Loss Value or such replacement of such Unit or Units and in respect of all other Units then continuing to remain subject to this Lease.

          Section 11.4   Disposition of Equipment; Replacement of Unit.    (a)
Upon the payment of all sums required to be paid pursuant to Section 11.2 in respect of any Unit or Units, Lessor will convey to Lessee or its designee all right, title and interest of Lessor in and to such Unit or Units, "as is", "where is", without recourse or warranty, except for a warranty against Lessor's Liens, and shall execute and deliver to Lessee or its designee such bills of sale and other documents and instruments as Lessee or its designee may reasonably request to evidence such conveyance. As to each separate Unit so disposed of, so long as no Lease Event of Default shall have occurred and be continuing, Lessee or its designee shall be entitled to any amounts arising from such disposition, plus any awards, insurance or other proceeds and damages received by Lessee, Lessor or the Indenture Trustee by reason of such Event of Loss after having paid the Stipulated Loss Value and any other Rent attributable thereto.

               (b) At the time of or prior to any replacement of any Unit or Replacement Unit, Lessee, at its own expense, will (A) furnish Lessor with a Bill of Sale with respect to the Replacement Unit substantially in the form delivered pursuant to Section 4.1(g) of the Participation Agreement, (B) cause a Lease Supplement substantially in the form of Exhibit A hereto, subjecting such Replacement Unit to this Lease, and duly executed by Lessee, to be delivered to Lessor for execution and, upon such execution, to be filed for recordation in the same manner as provided for the original Lease Supplement in Section 16.1,
(C) so long as the Indenture shall not have been satisfied and discharged, cause an Indenture Supplement substantially in the form of Exhibit A to the Indenture for such Replacement Unit, to be delivered to Lessor and to the Indenture Trustee for execution and, upon such execution, to be filed for recordation in the same manner and within the same time periods as provided for the original Indenture Supplement in Section 16.1, (D) furnish Lessor with an opinion of Lessee's counsel (which may be Lessee's General Counsel or Assistant General Counsel), (x) to the effect that the Bill of Sale referred to in clause (A) above constitutes an effective instrument for the conveyance of title to the Replacement Unit to Lessor, and that legal and beneficial title to the Replacement Unit has been delivered to Lessor, free and clear of all Liens (other than Permitted Liens of the type described in clause (ii) with respect to sublessees, and in clauses (iii), (iv), (vi) and (vii) of the definition thereof), and (y) describing all filings and recordings and other actions necessary or appropriate to protect the respective interests of Lessor and the Indenture Trustee in the Replacement Units, (E) furnish Owner Participant with either (I) an opinion of tax counsel (who shall be, and which opinion shall be in form and substance reasonably acceptable to the Owner Participant) that the Owner Participant will not suffer any adverse tax consequences as a result of such substitution, or (II) an agreement to indemnify Owner Participant against any adverse tax consequences suffered as a result of such replacement, (F) furnish Lessor with an engineer's certificate (which may be from an employee of Lessee) certifying as to the utility, capacity, condition, model year and remaining useful life required under clause (i) of Section 11.2, (G) furnish to Lessor and the Indenture Trustee an Officer's Certificate certifying that the Replacement Unit has a fair market value, utility, capacity, model year and remaining economic useful life and condition at least equal to the Unit being replaced and is free and clear of all Liens

(other than Permitted Liens of the type described in clause (ii) with respect to sublessees, and in clauses (iii), (iv), (vi) and (vii) of the definition thereof), and (H) furnish such other documents and evidence as Owner Participant, Lessor or the Indenture Trustee, or their respective counsel, may reasonably request in order to establish the consummation of the transactions contemplated by this Section 11.4. For all purposes hereof, (i) Lessee shall be deemed to have complied with the requirements of this Section 11.4(b) as of the date of its delivery to Lessor, the Participants and the Indenture Trustee of the documents and instruments referred to in the foregoing clauses (A) through
(H), signed by Lessee or its counsel, as applicable, in due form for any required filing or recording, and such filing or recording shall have been made if such documents and instruments have been executed and delivered by the Lessor or Indenture Trustee or both of them in a timely manner, (ii) title to the Replacement Unit shall be deemed to have been transferred to Lessor as of such date, and (iii) upon such passage of title thereto to Lessor the Replacement Unit shall be deemed part of the property leased hereunder and the Replacement Unit shall be deemed a "Unit" of Equipment as defined herein. Upon such passage of title, Lessor will transfer to Lessee, "as is" and "where is" and without recourse or warranty (except as to Lessor's Liens), all Lessor's right, title and interest in and to the replaced Unit, and upon such transfer, Lessor will request in writing that the Indenture Trustee execute and deliver to Lessee an appropriate instrument releasing such replaced Unit from the lien of the Indenture. Lessee shall pay all reasonable out of pocket costs and expenses (including reasonable legal fees and expenses) incurred by Lessor, Owner Participant and the Indenture Trustee in connection with any replacement pursuant to this Section 11.4.

          Section 11.5 Eminent Domain. In the event that during the Lease Term the use of any Unit is requisitioned or taken by any governmental authority under the power of eminent domain or otherwise for a period which does not constitute an Event of Loss, all of Lessee's obligations under the Operative Agreements, including without limitation, Lessee's obligation to pay all installments of Basic Rent, shall continue for the duration of such requisitioning or taking. Lessee shall be entitled to receive and retain for its own account all sums payable for any such period by such governmental authority as compensation for requisition or taking of possession. Any amount referred to in this Section 11.5, in Section 11.4(a) or in Section 12 which is payable to Lessee shall not be paid to Lessee, or if it has been previously paid directly to Lessee, shall not be retained by Lessee, if at the time of such payment a Lease Default under Section 14(g) or Section 14(h) or a Lease Event of Default shall have occurred and be continuing, but shall be paid to and held by Lessor pursuant to Section 24, or if the Indenture shall not then have been discharged pursuant to its terms, to the Indenture Trustee, as security for the obligations of Lessee under this Lease, and at such time as there shall not be continuing any such Lease Default or Lease Event of Default, such amount shall be paid to Lessee.

     SECTION 12.  Insurance.

          Section 12.1 Insurance. Lessee will at all times after delivery and acceptance of each Unit, at its own expense, keep or cause to be kept such Unit insured by a reputable insurance company or companies in amounts and against risks and with deductibles and terms and conditions not less than the insurance, if any, maintained by Lessee with respect to similar equipment which it owns or leases, but in no event shall such coverage be for amounts or against risks less than the prudent industry standard for companies engaged in full service leasing of railcars. Without limiting the foregoing, Lessee will in any event:

               (a) keep each Unit of the Equipment insured against physical damage in an amount not less than the Stipulated Loss Value attributable thereto as shown on Schedule 4 to the Participation Agreement, subject to a limit of not less than $10 million per occurrence (except for a $10 million annual aggregate each for flood and earth movement), provided that such coverage may provide for deductible amounts of not more than $1,000,000 per occurrence; and

               (b) maintain public liability insurance naming Owner Participant, the Lessor, the Trust Company and the Indenture Trustee as additional insureds (but only with respect to liability arising out of or related to the Operative Agreements and the Equipment) against bodily injury, death or property damage arising out of the use or operation of the Equipment with general and excess liability limits of not less than $50,000,000 per occurrence or in the aggregate, provided that such coverage may provide for deductible amounts not exceeding the lesser of (x) $10,000,000 or (y) 5% of the book value of the railcar fleet of Lessee.

          It is understood and agreed that the insurance required hereunder may be part of a company-wide insurance program, including risk-retention and self-insurance. Any policy of insurance maintained in accordance with this Section
12.1 and any policy purchased in substitution or replacement for any of such policies shall provide that if any such insurance is cancelled or terminated for any reason whatever (other than upon normal policy expiration), Lessor, Indenture Trustee and Owner Participant shall receive 30 days' prior written notice of such cancellation or termination.

          Section 12.2 Physical Damage Insurance. (a) The insurance maintained pursuant to Section 12.1(a) shall provide that (i) so long as the Equipment Notes remain outstanding, the proceeds up to the Stipulated Loss Value, for any loss or damage to any Unit shall be made to the Indenture Trustee under a standard loss payable clause, and thereafter to Lessor and (ii) so long as no Lease Event of Default shall have occurred and be continuing, Lessee will be entitled, at its own expense, to make all proofs of loss and take all other steps necessary to collect the proceeds of such insurance.

               (b) In lieu of maintaining the physical damage insurance required by Section 12.1(a), Lessee may self-insure with respect to the Equipment for such amounts and against such risks as shall be consented to by Lessor and the Indenture Trustee, which consent shall be based upon reasonable practices then in effect in the railcar leasing and insurance industries and upon the financial condition of Lessee.

               (c) The entire proceeds of any property insurance or third party payments for damages to any Unit received by Lessor or the Indenture Trustee shall be held by such party until, with respect to such Unit, the repairs referred to in clause (i) below are made as specified therein or payment of the Stipulated Loss Value is made, and such entire proceeds will be paid, so long as no Lease Event of Default shall have occurred and be continuing, either:

                    (i) to Lessee promptly following receipt by the Indenture Trustee or Lessor, as the case may be, of a written application signed by Lessee for payment to Lessee for repairing or restoring the Units which have been damaged so long as (1) Lessee shall have complied with the applicable provisions of the Lease, and (2) Lessee shall have certified that any damage to such Units shall have been fully repaired or restored; or

                    (ii) if this Lease is terminated with respect to such Unit because of an Event of Loss and Lessee has paid the Stipulated Loss Value due as a result thereof, such proceeds shall be promptly paid over to, or retained by, Lessee.

          Section 12.3 Public Liability Insurance. (a) The public liability insurance referred to in paragraph 12.1(b) shall (i) provide that in as much as such policies cover more than one insured, all terms, conditions, insuring agreements and endorsements, with the exception of limits of liability and liability for premiums, commissions, assessments or calls (which shall be solely a liability of Lessee), shall operate in the same manner as if there were a separate policy or policies covering each insured, (ii) waive any rights of subrogation of the insurers against Owner Participant, Lessor, the Trust Company and the Indenture Trustee, (iii) provide that none of Owner Participant, Lessor, the Trust Company, or Indenture Trustee shall have any responsibility for any insurance premiums, whether for coverage before or after cancellation or termination of any such policies as to Lessee and (iv) be primary without contribution from any similar insurance maintained by Owner Participant, Lessor or the Indenture Trustee.

               (b) Lessee shall use its reasonable efforts to obtain public liability insurance policies stipulating that coverage thereunder will not be invalidated (as to Owner Participant, Lessor, the Trust Company and the Indenture Trustee) due to any action or inaction of Lessee or any other Person (other than Owner Participant, Lessor or the Indenture Trustee, but only in respect of their respective coverages), but shall be under no obligation to obtain such policies containing such stipulations if they are not available to Lessee at commercially reasonable rates in the markets in which Lessee has then placed its insurance program.

               (c) In the event any public liability insurance policy or coverage thereunder which is required to be maintained under Section 12.1(b) shall not be available to Lessee in the commercial insurance market on commercially reasonable terms, Lessor shall not unreasonably withhold its agreement to waive such requirement. Lessee shall make written request for any such waiver in writing, accompanied by written reports prepared, at Lessee's option, either by (i) one independent insurance advisor chosen by Lessee and Lessor or (ii) three independent insurance advisors, one chosen by Lessor, one chosen by Lessee and one chosen by the other two advisors (one of which may be the regular insurance broker of Lessee), in either case, such independent insurance advisors being of recognized national standing. The fees and expenses of all such advisors shall be paid by Lessee. The written reports required hereunder shall (x) state that such insurance (or the required coverage thereunder) is not reasonably available to Lessee at commercially reasonable premiums in the commercial insurance markets within which Lessee normally purchases its insurance from insurers, acceptable to Lessee, with a Best's rating of A- or better for railcars of similar type and capacity and (y) explain in detail the basis for such conclusions. Upon the granting of any such waiver, Lessee shall within 15 days thereafter certify to Lessor in writing the cost (on a fleet-wide basis) of liability insurance premiums for the coverage required by Section 12.1(b) for the immediately preceding fiscal year; and in the event that any such certificate is not received by Lessor within such 15 day period, any such waiver shall be deemed revoked. At any time after the granting of such waiver, but not more often than once a year, Lessor may make a written request for a supplemental report (in form reasonably acceptable to Lessor) from such insurance advisor(s) updating the prior report and reaffirming the conclusions set forth therein. Lessee shall provide any such required supplemental report within 60 days after receipt of the written request therefor. Any such waiver shall be effective for only as long as such insurance is not reasonably available to Lessee in the commercial markets in which Lessee normally purchases its insurance at commercially reasonable rates, it being understood that the failure of Lessee to furnish timely any such supplemental report shall be conclusive evidence that such condition no longer exists. If such supplemental report shows that such coverage is available, Lessee shall within 90 days of such report obtain such insurance coverage. During any period with respect to which such waiver has been granted and remains in effect under this Section 12.3(c), Lessee shall obtain public liability insurance as set forth in Section 12.1(b) from such carriers, in such amounts and with coverage limits and deductibles as is prudent under the circumstances, but in any event in an amount that may be purchased for a premium equal to 110% of Lessee's cost (on a fleet-wide basis) of public liability insurance premiums for the coverage required by Section 12.1(b) for the fiscal year immediately preceding the fiscal year in which such waiver first was granted.

          Section 12.4 Certificate of Insurance. Lessee shall, prior to the Closing Date and when the renewal certificate referred to below is sent (but in any event not less than annually), furnish Lessor, the Indenture Trustee and the Owner Participant with a certificate signed by the insurer or an independent insurance broker showing the insurance then maintained by Lessee pursuant to this Section. With respect to any renewal policy or policies, certificates or binders evidencing such renewal shall be furnished as soon as practicable, but in no event later than 30 days after the earlier of the date such renewal is effected or the expiration date of the original policy or policies. Simultaneously, with the furnishing of such certificate, Lessee will provide appropriate evidence, reasonably satisfactory to Lessor and the Indenture Trustee, that all premiums due on such insurance have been paid.

          Section 12.5 Additional Insurance. In the event that Lessee shall fail to maintain insurance as herein provided, in Section 12.1 or, if applicable, Section 12.3, Lessor may at its option, upon prior written notice to Lessee, provide such insurance and, in such event, Lessee shall, upon demand from time to time, reimburse Lessor for the cost thereof together with interest from the date of payment thereof at the Late Rate, on the amount of the cost to Lessor of such insurance which Lessee shall have failed to maintain. If after Lessor has provided such insurance, Lessee then obtains the coverage provided for in Section 12.1 which was replaced by the insurance provided by Lessor, and Lessee provides Lessor with evidence of such coverage reasonably satisfactory to Lessor, Lessor shall cancel the insurance it has provided pursuant to the first sentence of this Section 12.5. In such event, Lessee shall reimburse Lessor for all costs to Lessor of cancellation, including without limitation any short rate penalty, together with interest from the date of Lessor's payment thereof at the Late Rate. In addition, at any time Lessor (either directly or in the name of Owner Participant) may at its own expense carry insurance with respect to its interest in the Units, provided that such insurance does not interfere with Lessee's ability to insure the Equipment as required by this Section 12 or adversely affect Lessee's insurance or the cost thereof, it being understood that all salvage rights to each Unit shall remain with Lessee's insurers at all times. Any insurance payments received from policies maintained by Lessor pursuant to the previous sentence shall be retained by Lessor without reducing or otherwise affecting Lessee's obligations hereunder, other than with respect to Unit(s) with respect to which such payments have been made.

     SECTION 13.  Reports; Inspection.

          Section 13.1 Duty of Lessee to Furnish. On or before April 30, 2001, and on or before each April 30 thereafter, Lessee will furnish to Lessor, Owner Participant and the Indenture Trustee an accurate statement, as of the preceding December 31, (a) showing the amount, description and reporting marks of the Units then leased hereunder, the amount, description and reporting marks of all Units that may have suffered an Event of Loss during the 12 months ending on such December 31 (or since the Closing Date, in the case of the first such statement), and such other information regarding the condition or repair of the Equipment as Lessor may reasonably request, (b) stating that, in the case of all Equipment repainted during the period covered by such statement, the markings required by Section 4.2 hereof shall have been preserved or replaced, (c) showing the percentage of use in each state in the United States and in both Canada and Mexico based on the total mileage traveled by all railcars in Lessee's fleet (or by the Units, if and to the extent generally made available to Lessee in the ordinary course with respect to railcars in general interchange service similar to the Units) for the prior calendar year as reported to Lessee by railroads (provided, that Lessee shall cooperate with Owner Participant and Lessor and shall provide such additional information on such matters as Owner Participant or Lessor may reasonably request to enable Owner Participant and Lessor to pursue or fulfill their respective tax audit and tax litigation rights and obligations), and (d) stating that Lessee is not aware of any condition of any Unit which would cause such Unit not to comply in any material respect with the rules and regulations of the FRA and the interchange rules of the Field Manual of the AAR as they apply to the maintenance and operation of the Equipment in interchange.

          Section 13.2 Lessor's Inspection Rights. Lessor, Owner Participant and the Indenture Trustee each shall have the right, but not the obligation, at their respective sole cost, expense and risk (including, without limitation, the risk of bodily injury or death), by their respective authorized representatives, to inspect (a) the Equipment and Lessee's records with respect thereto, and (b) following the occurrence of a Lease Default and during the continuance thereof, or following notice by Lessee that it will be returning any Unit to Lessor pursuant to Section 10 or Section 22, any sublease of the Equipment and Lessee's records with respect thereto. All inspections shall be conducted during Lessee's normal business hours, on Lessee's premises or in areas that are not the premises of a sublessee to which Lessee has reasonable access, and upon reasonable prior notice to Lessee. Lessee shall not be liable for any injury to, or the death of, any Person exercising, either on behalf of Lessor, any Owner Participant, the Indenture Trustee or any prospective user, the rights of inspection granted under this Section 13.2 unless caused by Lessee's gross negligence or wilful misconduct. No inspection pursuant to this Section 13.2 shall interfere with the use, operation or maintenance of the Equipment or the ordinary course of Lessee's or any sublessee's business, and Lessee shall not be required to undertake or incur any additional liabilities in connection therewith.

     SECTION 14.  Lease Events of Default.

          The following events shall constitute Lease Events of Default hereunder (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and each such Lease Event of Default shall be deemed to exist and continue so long as, but only as long as, it shall not have been remedied:

               (a) Lessee shall fail to make any payment of Basic Rent, Special Purchase Price, Early Purchase Price, Basic Term Purchase Price or any other purchase price to be paid by Lessee for any Units pursuant to this Lease or the Participation Agreement, Stipulated Loss Value or Termination Value within 10 Business Days after the same shall have become due; or

               (b) Lessee shall fail to make any payment of Supplemental Rent, including indemnity or tax indemnity payments, but not including Stipulated Loss Value, Special Purchase Price, Early Purchase Price, Basic Term Purchase Price or any other purchase price to be paid by Lessee for any Units pursuant to this Lease or the Participation Agreement after the same shall have become due and such failure shall continue unremedied for 10 Business Days after receipt by Lessee of written notice of such failure from Lessor, Owner Participant or the Indenture Trustee; or

               (c) Lessee shall fail to maintain in effect the insurance required by Section 12 and such failure shall not have been waived as provided for therein; or

               (d) Lessee shall make or permit any possession of the Equipment or any portion thereof not permitted by this Lease, provided that such unauthorized possession shall not constitute a Lease Event of Default for a period of 45 days after the occurrence thereof so long as (i) such unauthorized possession is not the result of any willful action of Lessee and (ii) such unauthorized possession is capable of being cured and Lessee diligently pursues such cure throughout such 45-day period; or Lessee shall make or permit any unauthorized assignment or transfer of this Lease in violation of Section 18.2; or

               (e) Lessee shall fail to observe or perform any of the covenants or agreements to be observed or performed by Lessee in Section 6.8 of the Participation Agreement, and such failure shall continue unremedied for 30 days during which period Lessee diligently pursues the cure of such failure; or

               (f) any representation or warranty made by Lessee in any Lessee Agreement (other than the Tax Indemnity Agreement) is untrue or incorrect in any material respect as of the date of making thereof and such untruth or incorrectness shall continue to be material and unremedied for a period of 30 days after receipt by Lessee of written notice thereof from Lessor, Owner Participant or the Indenture Trustee; provided that, if such untruth or incorrectness is capable of being remedied, no such untruth or incorrectness shall constitute a Lease Event of Default hereunder for a period of 60 days after receipt of such notice so long as Lessee is diligently proceeding to remedy such untruth or incorrectness and shall in fact remedy such untruth or incorrectness within such period; provided that such untrue or incorrect representation or warranty shall be deemed to be remedied only after all adverse consequences thereof, if any, have been remedied; or

               (g) Lessee shall (i) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or (ii) consent to any such relief or to the appointment of or taking possession by any such official in any voluntary case or other proceeding commenced against it, or (iii) admit in writing its inability to pay its debts generally as they come due, or (iv) make a general assignment for the benefit of creditors, or (v) take any corporate action to authorize any of the foregoing; or

               (h) an involuntary case or other proceeding shall be commenced against Lessee seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or

               (i) Lessee shall fail to observe or perform any other of the covenants or agreements to be observed or performed by Lessee under any Lessee Agreement (other than the Tax Indemnity Agreement) or any certificate and such failure shall continue unremedied for 30 days after notice from Lessor, Owner Participant or the Indenture Trustee to Lessee, specifying the failure and demanding the same to be remedied; provided that, if such failure is capable of being remedied, and the remedy requires an action other than, or in addition to, the payment of money, no such failure (other than one relating to the payment of such money) shall constitute a Lease Event of Default hereunder for a period of 90 days after receipt of such notice so long as Lessee is diligently proceeding to remedy such failure and shall in fact remedy such failure within such period;

provided that, notwithstanding anything to the contrary contained in this Lease, any failure of Lessee to perform or observe any covenant or agreement herein shall not constitute a Lease Event of Default if such failure is caused solely by reason of an event referred to in the definition of "Event of Loss" so long as Lessee is continuing to comply with the applicable terms of Section 11.

     SECTION 15.  Remedies.

          Section 15.1 Remedies. Upon the occurrence of any Lease Event of Default and at any time thereafter so long as the same shall be continuing, Lessor may, at its option, declare this Lease to be in default by a written notice to Lessee (except that this Lease shall, without any action on the part of Lessor, be automatically deemed to have been declared in default upon the occurrence of a Lease Event of Default described in Section 14(g) or (h)); and at any time thereafter, unless Lessee shall have remedied all outstanding Lease Events of Default prior to the commencement of the exercise by Lessor of any of its remedies hereunder, Lessor may do one or more of the following as Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, applicable law then in effect:

               (a) proceed by appropriate court action or actions, either at law or in equity, to enforce performance by Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof;

               (b) by notice in writing to Lessee, Lessor may demand that Lessee, and Lessee shall, upon written demand of Lessor and at Lessee's expense, forthwith return all or any part of the Equipment to Lessor or its order in the manner and condition required by, and otherwise in accordance with all of the provisions of Section 15.6; or Lessor with or without notice or judicial process may by its agents enter upon the premises of Lessee or other premises where any of the Equipment may be located and take possession of and remove all or any of the Units, and Lessor may use and employ in connection with such removal any services, aids, equipment, trackage and other facilities of Lessee as is reasonably required to remove such Units and thenceforth hold, possess and enjoy the same free from any right of Lessee, or its successor or assigns, to use such Units for any purpose whatever;

               (c) sell any Unit at public or private sale in such manner as Lessor may determine, free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such sale or for the proceeds thereof (except to the extent required by paragraph (f) below if Lessor elects to exercise its rights under said paragraph), in which event Lessee's obligation to pay Basic Rent with respect to such Unit hereunder due for any periods subsequent to the date of such sale shall terminate (except to the extent that Basic Rent is to be included in computations under paragraph (e) or (f) below if Lessor elects to exercise its rights under either of said paragraphs);

               (d) hold, keep idle or lease to others any Unit as Lessor in its sole discretion may determine, free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction or for any proceeds with respect thereto, except that Lessee's obligation to pay Basic Rent with respect to such Unit due for any periods subsequent to the date upon which Lessee shall have been deprived of possession and use of such Unit pursuant to this Section 15 shall be reduced by the net proceeds, if any, received by Lessor from leasing such Unit to any Person other than Lessee;

               (e) whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under paragraph (a), (b), (c) or (d) above with respect to any Unit, Lessor, by written notice to Lessee specifying a payment date (which date shall be a Determination Date for the purposes of computing Stipulated Loss Value) which shall be not less than 30 days after the date of such notice, may demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent for such Unit due after the payment date specified in such notice), all Rent due and payable, or accrued, for such Unit as of the payment date specified in such notice (exclusive of any Basic Rent first becoming due on such date) plus whichever of the following amounts Lessor, in its sole discretion, shall specify in such notice: (i) an amount with respect to each such Unit which represents the excess of the present value, at the time of such payment date, of all rentals for such Unit which would otherwise have accrued hereunder from such payment date for the remainder of the Basic Term or any Renewal Term then in effect over the then present value of the then Fair Market Rental Value of such Unit (taking into account its actual condition) for such period computed by discounting from the end of such Term to such payment date rentals which Lessor reasonably estimates to be obtainable for the use of such Unit during such period, such present value to be computed in each case on a basis of a per annum discount at the Debt Rate, compounded semiannually from the respective dates upon which rentals would have been payable hereunder had this Lease not been terminated plus an amount equal to the Deferred Adjustment Amount, if any, provided, however, the Prepaid Adjustment Amount, if any, shall be a credit against amounts payable by Lessee pursuant to this Section 15.1(e)(i); or (ii) an amount equal to the excess, if any, of the Stipulated Loss Value for such Unit computed as of the payment date specified in such notice over the Fair Market Sales Value of such Unit (taking into account its actual condition) as of the payment date specified in such notice; or (iii) if Lessor shall not have sold such Unit pursuant to the exercise of its rights under paragraph (c) above with respect to such Unit, an amount equal to the higher of Stipulated Loss Value for such Unit computed as of the payment date specified in such notice or the Fair Market Sales Value of such Unit (assuming it is in the condition required by this Lease) as of the payment date specified in such notice, provided, however, in the event that the Fair Market Sales Value with respect to such Unit referred to above exceeds Termination Value for such Unit, then (a) Lessee shall receive a credit against amounts payable to Lessor pursuant to this Section 15.1(e)(iii) in an amount equal to the lesser of (I) the Prepaid Adjustment Amount, if any, and (II) the amount that such Fair Market Sales Value exceeds the Termination Value for such Unit and (b) Lessee shall pay to Lessor an amount equal to the Deferred Adjustment Amount, if any; and upon payment by Lessee pursuant to said clause (iii) of such Stipulated Loss Value or Fair Market Sales Value, as the case may be, and of all other amounts payable by Lessee under this Lease and under the other Operative Agreements in respect of such Unit, Lessor shall transfer "as is" and "where is" and without recourse or warranty all right, title and interest of Lessor in and to such Unit to Lessee or as it may direct, and Lessor shall execute and deliver such documents evidencing such transfer as Lessee shall reasonably request;

               (f) if Lessor shall have sold any Unit pursuant to paragraph (c) above, Lessor, in lieu of exercising its rights under paragraph (e) above with respect to such Unit may, if it shall so elect, demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent for such Unit due subsequent to the Rent Payment Date next preceding such sale), any accrued and unpaid Rent for such Unit as of the date of such sale (Basic Rent for this purpose accruing at a per diem rate equal to the semiannual amount due on the next following Rent Payment Date divided by 180), plus the amount, if any, by which the Stipulated Loss Value of such Unit computed as of the Rent Payment Date next preceding the date of such sale or, if such sale occurs on a Rent Payment Date, then computed as of such Rent Payment Date, exceeds the net proceeds of such sale, plus interest on such amounts from the date of such sale to the date of payment at the Late Rate; and

               (g) Lessor may terminate the leasing of any or all Units under this Lease or may exercise any other right or remedy that may be available to it under applicable law.

          In addition, Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent due hereunder before or during the exercise of any of the foregoing remedies (exclusive of any in advance Basic Rent due on such date), and for legal fees and other costs and expenses incurred by reason of the occurrence of any Lease Event of Default or the exercise of Lessor's remedies with respect thereto, including without limitation the repayment in full of any costs and expenses necessary to be expended in repairing any Unit in order to cause it to be in compliance with all maintenance and regulatory standards imposed by this Lease.

          Section 15.2 Cumulative Remedies. The remedies in this Lease provided in favor of Lessor shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other remedies in its favor existing at law or in equity. Lessee hereby waives any mandatory requirements of law, now or hereafter in effect, which might limit or modify any of the remedies herein provided, to the extent that such waiver is permitted by law. Lessee hereby waives any and all existing or future claims of any right to assert any offset or counterclaim against the Rent payments due hereunder, and agrees to make the rent payments regardless of any offset or counterclaim or claim which may be asserted by Lessee on its behalf in connection with the lease of the Equipment. Lessee further agrees that Lessee's obligations to pay all Rent (including, without limitation, all Basic Rent and Supplemental Rent) and its obligations to maintain the Equipment pursuant to Section 8 hereof and to maintain the insurance pursuant to Section 12 hereof shall constitute monetary obligations of the Lessee for all purposes of Section 365 of the Bankruptcy Code. To the extent permitted by applicable law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise that may require Lessor to sell, lease or otherwise use the Equipment in mitigation of Lessor's damages as set forth in Section 15.1 or that may otherwise limit or modify any of Lessor's rights and remedies provided in this Section 15.

          Section 15.3 No Waiver. No delay or omission to exercise any right, power or remedy accruing to Lessor upon any breach or default by Lessee under this Lease shall impair any such right, power or remedy of Lessor, nor shall any such delay or omission be construed as a waiver of any breach or default, or of any similar breach or default hereafter occurring; nor shall any waiver of a single breach or default be deemed a waiver of any subsequent breach or default.

          Section 15.4 Notice of Lease Default. Lessee agrees to furnish to Lessor, Owner Participant and the Indenture Trustee, promptly upon any officer acquiring actual knowledge of any condition which constituted or constitutes a Lease Default under this Lease, written notice specifying such condition and the nature and status thereof.

          Section 15.5 Lessee's Duty to Furnish Information with Respect to Subleases. Upon the declaration of a Lease Event of Default pursuant to Section 14(a), (b), (d) (with respect to the Units affected thereby), (g) or (h), Lessor may request that Lessee deliver to Lessor, and upon such request Lessee agrees that it will promptly provide to Lessor, a detailed list of all Units that are then being subleased by Lessee, the identity of the sublessees with respect to such Units, the identity of an employee or other agent of each such sublessee with whom Lessee regularly communicates with in respect of such Units and the most recent known location of such Units.

          Section 15.6 Lessee's Duty to Return Equipment Upon Default. If Lessor or any assignee of Lessor shall terminate this Lease pursuant to this
Section 15 and shall have provided to Lessee the written demand specified in
Section 15.1(b), Lessee shall forthwith deliver possession of the Equipment to Lessor (except where Lessor has received all amounts payable by Lessee pursuant to any notice provided by Lessor under Section 15.1(e)(iii)). For the purpose of delivering possession of any Unit to Lessor as above required, Lessee shall at its own cost, expense and risk (except as hereinafter stated):

               (a) Forthwith place such Equipment upon such storage tracks of Lessee or any of its affiliates or, at the expense of Lessee, on any other storage tracks, as Lessor may designate or, in the absence of such designation, as Lessee may select;

               (b) Permit Lessor to store such Equipment on such tracks without charge for insurance, rent or storage until such Equipment has been sold, leased or otherwise disposed of by Lessor and during such period of storage Lessee shall continue to maintain all insurance required by Section 12.1 hereof; and

               (c) Transport the Equipment to any place on any lines of railroad or to any connection carrier for shipment, all as Lessor may direct in writing.

All Equipment returned shall be in the condition required by Section 6.2 hereof.

          All amounts earned in respect of the Equipment after the date of termination of this Lease pursuant to this Section 15, but not exceeding amounts actually received therefor, shall be paid to Lessor or, so long as the Indenture shall not have been discharged pursuant to its terms, the Indenture Trustee, and, if received by Lessee, shall be promptly turned over to Lessor or the Indenture Trustee as aforesaid. In the event any Unit is not assembled, delivered and stored as hereinabove provided within 15 days after the termination of the leasing of such Unit pursuant to Section 15, Lessee shall, in addition, pay to Lessor or the Indenture Trustee as aforesaid as liquidated damages and not as a penalty, for each day thereafter an amount equal to the amount, if any, by which the higher of (i) an amount equal to 110% of the daily equivalent of the Basic Rent in effect immediately prior to the expiration of the Lease for such Unit and (ii) 125% of the Fair Market Rental Value for such Unit (determined upon the assumption that such Unit is in the condition required by the terms of this Lease) for each such day exceeds the amount, if any, received by Lessor or the Indenture Trustee as aforesaid (either directly or from Lessee) for such day for such Unit pursuant to the preceding sentence.

          Section 15.7 Specific Performance; Lessor Appointed Lessee's Agent. The assembling, delivery, storage and transporting of the Equipment as provided in Section 15.6 are of the essence of this Lease, and upon application to any court of equity having jurisdiction in the premises, Lessor shall be entitled to a decree against Lessee requiring specific performance of the covenants of Lessee so to assemble, deliver, store and transport the Equipment. Without in any way limiting the obligation of Lessee under the provisions of
Section 15.6, Lessee hereby irrevocably appoints Lessor as the agent and attorney of Lessee, with full power and authority, at any time while Lessee is obligated to deliver possession of any Units to Lessor pursuant to this Section 15, to demand and take possession of such Unit in the name and on behalf of Lessee from whosoever shall be at the time in possession of such Unit.

     SECTION 16.  Filings; Further Assurances.

          Section 16.1 Filings. This Lease or a counterpart or copy hereof or evidence hereof may be filed or recorded in any public office as may be necessary or appropriate to protect the interest of Lessor, Owner Participant or the Indenture Trustee herein or in the Units. On or prior to the Closing Date Lessee will cause this Lease, the Lease Supplements dated the Closing Date, the Indenture and the Indenture Supplements dated the Closing Date (i) to be duly filed and recorded with the STB in accordance with 49 U.S.C. (S)11301, (ii) to be deposited with the Registrar General of Canada pursuant to Section 105 of the Canada Transportation Act (and all necessary actions shall have been taken for publication of such deposit in The Canada Gazette in accordance with said
Section 105) and (iii) will furnish Lessor, the Indenture Trustee and Owner Participant proof thereof.

          Section 16.2 Further Assurances. Lessee will duly execute and deliver to Lessor such further documents and assurances and take such further action as Lessor may from time to time reasonably request or as may be required by applicable law or regulation in order to effectively carry out the intent and purpose of this Lease and to establish and protect the rights and remedies created or intended to be created in favor of Lessor, Owner Participant and the Indenture Trustee hereunder, including, without limitation, the execution and delivery of supplements or amendments hereto, in recordable form, subjecting to this Lease any Replacement Unit and the recording or filing of counterparts hereof or thereof in accordance with the laws of such jurisdiction as Lessor may from time to time deem advisable.

          Section 16.3 Other Filings. If, at any time during the Lease Term, Mexico, or one or more states in Mexico, or any of the Canadian provinces establishes a state or provincial or other system for filing and perfecting the security and/or ownership interests of entities such as Lessor and/or the Indenture Trustee, at the time that Lessee takes such action with respect to other equipment similar to the Equipment (whether owned or leased by Lessee) and also upon the request of Lessor, at the direction of the Owner Participant, or the Indenture Trustee, Lessee shall cause any and all of the Operative Agreements to be recorded with or under such system and shall cause all other filings and recordings and all such other action required under such system to be effected and taken, in order to perfect and protect the respective right, title and interests of Lessor, Owner Participant and the Indenture Trustee.

          Section 16.4 Expenses. Lessee will pay all costs, charges and expenses (including reasonable attorneys fees) incident to any such filing, refiling, recording and rerecording or depositing and re-depositing of any such instruments or incident to the taking of such action.

     SECTION 17. Lessor's Right to Perform. If Lessee fails to make any payment required to be made by it hereunder or fails to perform or comply with any of its other agreements contained herein, Lessor may itself make such payment or perform or comply with such agreement, after giving not less than five Business Days' prior notice thereof to Lessee (except in the event that an Indenture Default resulting from a Lease Default or a Lease Event of Default shall have occurred and be continuing, in which event Lessor may effect such payment, performance or compliance to the extent necessary to cure such Indenture Default with notice given concurrently with such payment, performance or compliance), but shall not be obligated hereunder to do so, and the amount of such payment and of the reasonable expenses of Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Late Rate from such date of payment, to the extent permitted by applicable law, shall be deemed to be Supplemental Rent, payable by Lessee to Lessor on demand.

     SECTION 18.  Assignment.

          Section 18.1 Assignment by Lessor. Lessee and Lessor hereby confirm that concurrently with the execution and delivery of this Lease, Lessor has executed and delivered to the Indenture Trustee the Indenture, which assigns as collateral security and grants a security interest in favor of the Indenture Trustee in, to and under this Lease and certain of the Rent payable hereunder (excluding Excepted Property), all as more explicitly set forth in the Indenture. Lessor agrees that it shall not otherwise assign or convey its right, title and interest in and to this Lease, the Equipment or any Unit, except as expressly permitted by and subject to the provisions of the Participation Agreement, the Trust Agreement and the Indenture.

          Section 18.2   Assignment by Lessee.  Except as otherwise provided in
Section 8.3 or in the case of any requisition for use by any governmental authority or any agency or instrumentality thereof referred to in Section 11.1, Lessee will not, without the prior written consent of Lessor and the Indenture Trustee (which consent shall not be unreasonably withheld), assign any of its rights hereunder, except as provided herein and in the Participation Agreement; provided that Lessee may assign its rights and/or obligations hereunder to any corporation in accordance with the provisions of Section 6.8 of the Participation Agreement or to any corporation which is an Affiliate of Lessee, provided that in the case of an assignment to an Affiliate, (a) Lessor shall have received an instrument or instruments reasonably satisfactory to it, Owner Participant and the Indenture Trustee under which such Affiliate assumes the obligations of Lessee hereunder, and (b) Lessee irrevocably and unconditionally guarantees, pursuant to an agreement in form and substance reasonably satisfactory to Lessor, Owner Participant and the Indenture Trustee, such assignee's performance of all of such obligations as primary obligor and not as a surety.

          Section 18.3 Sublessee's Performance and Rights. Any obligation imposed on Lessee in this Lease shall require only that Lessee perform or cause to be performed such obligation, even if stated herein as a direct obligation, and the performance of any such obligation by any permitted assignee, sublessee or transferee under an assignment, sublease or transfer agreement then in effect and permitted by the terms of this Lease shall constitute performance by Lessee and discharge such obligation by Lessee. Except as otherwise expressly provided herein, any right granted to Lessee in this Lease shall grant Lessee the right to

(a) exercise such right or permit such right to be exercised by any such assignee or transferee, or (b) in Lessee's capacity as sublessor pursuant to any sublease permitted pursuant to Section 8.3 hereof, permit any sublessee to exercise substantially equivalent rights under any such sublease as are granted to Lessee under this Lease; provided, however, that Lessee's right to terminate this Lease pursuant to Section 10 and Lessee's purchase and renewal options set forth in Section 22 may be exercised only by Lessee itself or by any assignee or transferee of, or successor to, Lessee in a transaction permitted by Section 6.8 of the Participation Agreement; provided, further, that nothing in this Section
18.3 shall or shall be deemed to (i) create any privity of contract between any such sublessee, on the one hand, and any of Lessor, any Owner Participant or any subsequent transferee or Affiliate of any such Person, on the other hand, (ii) create any duty or other liability of any nature whatsoever on the part of any of Lessor, any Owner Participant or any subsequent transferee or Affiliate of any such Person, to any such sublessee or any Affiliate thereof, or (iii) modify or waive any term or provision of Section 8.3 hereof, which Section 8.3 shall control if any conflict arises between any of the provisions thereof and this
Section 18.3. The inclusion of specific references to obligations or rights of any such assignee, sublessee or transferee in certain provisions of this Lease shall not in any way prevent or diminish the application of the provisions of the two sentences immediately preceding with respect to obligations or rights in respect of which specific reference to any such assignee, sublessee or transferee has not been made in this Lease.

     SECTION 19. Net Lease, etc. This Lease is a net lease and Lessee's obligation to pay all Rent payable hereunder shall be absolute, unconditional and irrevocable and shall not be affected by any circumstance of any character including, without limitation, (i) any set-off, abatement, counterclaim, suspension, recoupment, reduction, rescission, defense or other right that Lessee may have against Lessor, Owner Participant, the Indenture Trustee or any holder of an Equipment Note or Pass Through Certificate, any vendor or manufacturer of any Unit, or any other Person for any reason whatsoever, (ii) any defect in or failure of title, merchantability, condition, design, compliance with specifications, operation or fitness for use of all or any part of any Unit, (iii) any damage to, or removal, abandonment, requisition, taking, condemnation, loss, theft or destruction of all or any part of any Unit or any interference, interruption, restriction, curtailment or cessation in the use or possession of any Unit by Lessee or any other Person for any reason whatsoever or of whatever duration, (iv) any insolvency, bankruptcy, reorganization or similar proceeding by or against Lessee, Lessor, Owner Participant, the Indenture Trustee, any holder of an Equipment Note or Pass Through Certificate or any other Person, (v) the invalidity, illegality or unenforceability of this Lease, any other Operative Agreement, or any other instrument referred to herein or therein or any other infirmity herein or therein or any lack of right, power or authority of Lessee, Lessor, Owner Participant, the Indenture Trustee, any holder of an Equipment Note or Pass Through Certificate or any other Person to enter into this Lease or any other Operative Agreement or to perform the obligations hereunder or thereunder or consummate the transactions contemplated hereby or thereby or any doctrine of force majeure, impossibility, frustration or failure of consideration, (vi) the breach or failure of any warranty or representation made in this Lease or any other Operative Agreement by Lessee, Lessor, Owner Participant, the Indenture Trustee, any holder of an Equipment Note or Pass Through Certificate or any other Person, (vii) the requisitioning, seizure or other taking of title to or use of such Unit by any government or governmental authority or otherwise, whether or not by reason of any act or omission of Lessor, Lessee or the Indenture Trustee, or any other deprivation or limitation of use of such Unit in any respect or for any length of time, whether or not resulting from accident and whether or not without fault on the part of Lessee, or (viii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing. To the extent permitted by applicable law, Lessee hereby waives any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Lease with respect to any Unit, except in accordance with the express terms hereof. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise, except as specifically provided herein, Lessee nonetheless agrees, to the maximum extent permitted by law, to pay to Lessor or to the Indenture Trustee, as the case may be, an amount equal to each installment of Basic Rent and all Supplemental Rent due and owing, at the time such payment would have become due and payable in accordance with the terms hereof had this Lease not been terminated in whole or in part. Each payment of Rent made by Lessee hereunder shall be final and Lessee shall not seek or have any right to recover all or any part of such payment from Lessor or any Person for any reason whatsoever. Nothing contained herein shall be construed to waive any claim which Lessee might have under any of the Operative Agreements or otherwise or to limit the right of Lessee to make any claim it might have against Lessor or any other Person or to pursue such claim in such manner as Lessee shall deem appropriate.

     SECTION 20. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein shall be in writing or by facsimile capable of creating a written record, and any such notice shall become effective (i) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (ii) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (iii) in the case of notice by such facsimile, upon confirmation of receipt thereof, provided such transmission is promptly further confirmed in writing by either of the methods set forth in clause (i) or (ii), in each case addressed to the following Person at its respective address set forth below or at such other address as such Person may from time to time designate by written notice to the other Persons listed below:

     If to Lessor:             Wilmington Trust Company
                               Rodney Square North
                               1100 North Market Street
                               Wilmington, DE 19890-0001
                               Attention:        Corporate Trust Administration
                               Fax No.:          (302) 651-8882
                               Confirmation No.: (302) 651-1000

                               With copies to Owner Participant.

     If to Owner Participant:

                                    With copies to:

                                    Watson, Farley & Williams
                                    380 Madison Avenue
                                    New York, NY 10017
                                    Attention:        Caryn Hemsworth
                                    Facsimile:        (212) 922-1512
                                    Confirmation No.: (212) 922-2200

     If to the Indenture Trustee:   Bank One, NA
                                    1 Bank One Plaza
                                    Suite IL1-0126
                                    Chicago, Illinois 60670-0126
                                    Attention:        Corporate Trust
                                                       Services Division
                                                      (GATX Trust No. 2000-1)
                                    Fax No.:          (312) 407-1708
                                    Confirmation No.: (312) 407-1892

     If to Lessee:                  GATX Rail Corporation
                                    500 West Monroe Street
                                    Chicago, Illinois 60661
                                    Attention:        Treasurer
                                                      (GATX Trust No. 2000-1)
                                    Fax No.:          (312) 621-6645
                                    Confirmation No.: (312) 621-6200

     SECTION 21.  Concerning the Indenture Trustee.

          Section 21.1 Limitation of the Indenture Trustee's Liabilities. Notwithstanding any provision herein or in any of the Operative Agreements to the contrary, the Indenture Trustee's obligation to take or refrain from taking any actions, or to use its discretion (including, but not limited to, the giving or withholding of consent or approval and the exercise of any rights or remedies under such Operative Agreements), and any liability therefor, shall, in addition to any other limitations provided herein or in the other Operative Agreements, be limited by the provisions of the Indenture, including, but not limited to,
Article VI thereof.

          Section 21.2 Right, Title and Interest of the Indenture Trustee Under Lease. It is understood and agreed that the right, title and interest of the Indenture Trustee in, to and under this Lease and the Rent due and to become due hereunder shall by the express terms granting and conveying the same be subject to the interest of Lessee in and to the Equipment.

     SECTION 22.  Purchase Options; Renewal Options.

          Section 22.1 (a) Special Purchase Option. Provided that no Material Default or Lease Event of Default shall have occurred and be continuing at the time of the notice described below or on the date of the proposed purchase of Units pursuant to the terms of this Section 22.1(a) (unless (i) Lessor shall have waived such Material Default or Lease Event of Default solely for the purpose of this Section 22.1(a), (ii) in the case of a Lease Event of Default under Section 14(c), 14(d), 14(e), 14(f) or 14(i), Lessee shall have properly made a Special Purchase Defeasance after giving effect to the purchase described below, no such Lease Event of Default shall be continuing, or
(iii) in the event of a Lease Event of Default under Section 14(g) or 14(h), Lessee shall have obtained a final, nonappealable order of a United States court having appropriate bankruptcy jurisdiction over Lessee which (x) authorizes such purchase and (y) is in form and substance satisfactory to Lessor and Indenture Trustee) and provided that Lessee shall have duly given the notice required by the next succeeding sentence, Lessee shall have the right and, upon giving of such notice, the obligation to purchase any or all of the Units then leased hereunder (as specified in such notice) on the Special Purchase Date at a price equal to the greater of the then applicable Termination Value for such Units and the then current Fair Market Sales Value for such Units as determined in accordance with Section 22.5 (the "Special Purchase Price"), provided that after giving effect to such purchase (unless Lessee shall have elected to purchase all of the Units then leased hereunder), (i) no fewer than 425 Units shall remain subject to the Lease, (ii) the allocation of Units (by Basic Group) shall be substantially similar to the allocation immediately prior to such purchase and
(iii) no Basic Group shall have less than 25 Units, and provided further that the determination as to which Units are to be purchased shall be made on a random or other basis (in each case reasonably acceptable to Lessor) without discrimination based on maintenance status, operating condition of the Units in question or otherwise and such notice shall describe such manner in which Lessee proposes to determine the Units in such Basic Group which will be purchased. Lessee shall give Lessor written notice not less than 90 days prior to the Special Purchase Date of the proposed purchase of Units pursuant to the terms of this Section 22.1(a), which notice shall be irrevocable. On the Special Purchase Date, Lessee shall pay the Special Purchase Price, together with all other amounts due and owing by Lessee under the Operative Agreements with respect to such Units, including, without limitation, all unpaid Rent therefor due and payable on or prior to such purchase date (exclusive of any Basic Rent first becoming due on such date) and, in the event that the Fair Market Sales Value with respect to such Units referred to above exceeds the Termination Value for such Units, then (a) Lessee shall receive credit against amounts payable to Lessor pursuant to this Section 22.1(a), in an amount equal to the lessor of (I) the Prepaid Adjustment, if any, and (II) the amount that such Fair Market Sales Value exceeds the Termination Value for such Units and (b) Lessee shall pay to Lessor an amount equal to the Deferred Adjustment Amount, if any. Such payments shall be made at the place of payment specified in Section 3.6 hereof in immediately available funds against delivery of a bill of sale transferring and assigning to Lessee all right, title and interest of Lessor in and to such Units on an "as-is" "where-is" basis and containing a warranty against Lessor's Liens. Lessor shall not be required to make any other representation or warranty as to the condition of such Units or any other matters, and may specifically disclaim any such representations or warranties. In the event of any such purchase and receipt by Lessor of all the amounts provided in this Section 22.1(a), the obligation of Lessee to pay Basic Rent hereunder for such Units shall cease and the Lease Term for such Units shall end.

               (b) Early Purchase Option. Provided that no Material Default or Lease Event of Default shall have occurred and be continuing either at the time of the notice described below or on the Early Purchase Date (unless (i) Lessor shall have waived such Lease Event of Default or Lease Default solely for the purpose of this Section 22.1(b), (ii) in the case of a Lease Event of Default under Section 14(c), 14(d), 14(e), 14(f) or 14(i), Lessee shall have properly made a Special Purchase Defeasance and after giving effect to the purchase described below, no such Lease Event of Default shall be continuing or (iii) in the case of a Lease Event of Default under Section 14(g) or 14(h), Lessee shall have obtained a final, nonappealable order of a United States court having appropriate bankruptcy jurisdiction over Lessee which (x) authorizes such purchase and (y) is in form and substance satisfactory to Lessor and Indenture Trustee) and provided that Lessee shall have duly given the notice required by the next succeeding sentence, Lessee shall have the right and, upon the giving of such notice, the obligation to purchase any or all of the Units in a Basic Group then leased hereunder (as specified in such notice) on the Early Purchase Date for such Units at a price equal to the Early Purchase Price of such Units, provided that if Lessee elects to purchase some but less than all of the Units in any Basic Group, Lessee shall exercise such purchase with respect to at least 25 Units, no fewer than 25 Units shall remain in such Basic Group as a result of such purchase and the determination as to which Units are to be purchased shall be made on a random or other basis (in each case reasonably acceptable to Lessor) without discrimination based on maintenance status, operating condition of the Units in question or otherwise and such notice shall describe such manner in which Lessee proposes to determine the Units in such Basic Group which will be purchased. Lessee shall give Lessor written notice not less than 90 days prior to the Early Purchase Date for the related Units of its election to exercise the purchase option provided for in this Section 22.1(b), which notice shall be irrevocable. Payment of the Early Purchase Price, together with all other amounts due and owing by Lessee under the Operative Agreements, with respect to such Units, including, without limitation, all unpaid Basic Rent therefor due and payable on or prior to the Early Purchase Date (exclusive of any in Basic Rent first becoming due on such date), plus an amount equal to the Prepaid Adjustment Amount, if any, minus an amount equal to the Deferred Adjustment Amount, if any, and any Make-Whole Amount with respect to the Equipment Notes then being prepaid, shall be made on the Early Purchase Date at the place of payment specified in Section 3.6 hereof in immediately available funds against delivery of a bill of sale transferring and assigning to Lessee all right, title and interest of Lessor in and to such Units on an "as-is" "where-is" basis and containing a warranty against Lessor's Liens. Lessor shall not be required to make any other representation or warranty as to the condition of such Units or any other matters, and may specifically disclaim any such representations or warranties. In the event of any such purchase and receipt by Lessor of all of the amounts provided in this Section 22.1(b), the obligation of Lessee to pay Basic Rent hereunder for such Units shall cease and the Lease Term for such Units shall end.

               (c) Payment; Assumption of Equipment Notes. If the Lessee elects to exercise either purchase option provided for in this Section 22.1, the Lessee shall, as the purchase price therefor, in the sole discretion of the Lessee, either (i) pay the applicable purchase price with respect to such Units, together with all other amounts due and owing by the Lessee under the Operative Agreements, or (ii) pay the difference between the Early Purchase Price and the portion of the outstanding principal amount of the Equipment Notes which relates to such Units as of the Early Purchase Date and assume on a full recourse basis, and indemnify the Lessor against, all of the Owner Trustee's obligations under the Indenture in respect of such portion of the indebtedness evidenced by such Equipment Notes; provided, that, following such assumption, the purchased Units shall remain subject to the lien of a separate indenture similar to the Indenture pursuant to Section 3.06 of the Indenture. The Lessee will make the payments required by foregoing clause (i) or assume such portion of the indebtedness evidenced by the Equipment Notes which relates to such Units as provided in foregoing clause (ii) on the Special Purchase Date with respect to the purchase option described in Section 22.1(a) and on the Early Purchase Date with respect to the purchase option described in Section 22.1(b), in immediately available funds against delivery of a bill of sale transferring and assigning to the Lessee all right, title and interest of the Lessor in and to the Units on an "as-is" "where-is" basis and containing a warranty against Lessor's Liens. In such event, the costs of preparing the bill of sale and all other documentation relating to such purchase and the costs of any necessary filings related thereto will be borne by the Lessee. If the Lessee shall fail to fulfill its obligations under this Section 22.1(c), all of the Lessee's obligations under the Lease and the Operative Agreements, including, without limitation, the Lessee's obligation to pay installments of Rent, with respect to the Units in question shall continue.

          Section 22.2 Election to Retain or Return Equipment at End of Basic or Renewal Term. Not less than 180 days prior to the end of the Basic Term, the end of any Fixed Rate Renewal Term or the end of any Fair Market Renewal Term, Lessee shall give Lessor irrevocable written notice of its decision to return or retain any or all of the Units at the end of the Basic Term or such Renewal Term, provided that if Lessee elects to retain less than all of the Units in a Basic Group, Lessee must return at least 25 Units from such Basic Group to Lessor and the determination as to which Units are to be retained shall be made on a random or other basis (in each case reasonably acceptable to Lessor) without discrimination based on maintenance status, operating condition of the Units in question or otherwise, and Lessee shall describe in such notice such manner in which it proposes to determine the Units in such Basic Group which will be retained. If Lessee elects to retain some or all of the Units, Lessee shall comply with Section 22.3 and/or 22.4 hereof, as it may elect in accordance with the provisions thereof including the notice requirements stated therein.
If Lessee fails to give the 180 days' notice required by this Section 22.2, Lessee shall be deemed to have irrevocably elected to return all of the Units at the end of the Basic Term or the applicable Renewal Term, as the case may be, in accordance with Section 6.

          Section 22.3 Purchase Options. Provided that no Material Default or Lease Event of Default shall have occurred and be continuing either at the time of notice or the expiration of the Lease Term (unless (i) Lessor shall have waived such Material Default or Lease Default solely for the purpose of this
Section 22.3, (ii) in the case of a Lease Event of Default under Section 14(c), 14(d), 14(e), 14(f) or 14(i), Lessee shall have properly made a Special Purchase Defeasance and after giving effect to the purchase described below, no such Lease Event of Default shall be continuing or (iii) in the case of a Lease Event of Default under Section 14(g) or 14(h), Lessee shall have obtained a final, nonappealable order of a United States court having appropriate bankruptcy jurisdiction over Lessee which (x) authorizes such purchase and (y) is in form and substance satisfactory to Lessor and Indenture Trustee) and provided that Lessee shall have duly given the notice required by Section 22.2 and by the next succeeding sentence of this Section 22.3, Lessee shall have the right and, upon the giving of such notice under this Section 22.3, the obligation to purchase any or all of the Units (as specified in such notice, and subject to the minimum number of Units and the criteria for selection of such Units referred to in
Section 22.2) either (x) at the expiration of the Basic Term at a price equal to the Basic Term Purchase Price of such Units or (y) at the expiration of the Basic Term or any Renewal Term at a price equal to the Fair Market Sales Value of such Units as determined in accordance with Section 22.5 hereof. Lessee shall give Lessor written notice not less than 90 days prior to the end of the Basic Term, the Fixed Rate Renewal Term or the Fair Market Renewal Term, as the case may be, of its election to exercise the purchase option provided for in this Section 22.3 (but in any event subject to the minimum number of Units referred to in Section 22.2), which notice shall be irrevocable. Payment of the purchase price, together with all other amounts due and owing by Lessee under the Operative Agreements, shall be made at the place of payment specified in Section 3.6 hereof in immediately available funds against delivery of a Bill of Sale transferring and assigning to Lessee all right, title and interest of Lessor in and to such Units on an "as-is" "where-is" basis and containing a warranty against Lessor's Liens. Lessor shall not be required to make any other representation or warranty as to the condition of such Units or any other matters, and may specifically disclaim any such representations or warranties.

          Section 22.4 Renewal Options. Provided that no Material Default or Lease Event of Default shall have occurred and be continuing either at the time of notice or the expiration of the Basic Term or any applicable Renewal Term (unless Lessor shall have waived such Material Default or Lease Event of Default solely for the purpose of this Section 22.4) and Lessee shall have duly given the notice required by Section 22.2, Lessee shall have the right and, upon the giving of a notice under this Section 22.4 as below provided, the obligation to lease pursuant to this Lease any or all of the Units (as specified in such notice, and subject to the minimum number of Units and the criteria for selection of such Units referred to in Section 22.2) at the expiration of the Basic Term or any applicable Renewal Term which Lessee has not elected to purchase pursuant to Section 22.3, which obligation may be fulfilled by Lessee electing to renew this Lease under either of the following Section 22.4(a) or
(b):

               (a) Fixed Rate. Lessee may give Lessor written notice not less than 90 days prior to the end of the Basic Term (or, in the circumstances described in the fourth sentence of this Section 22.4(a), the then Fixed Rate Renewal Term) that Lessee elects to renew this Lease under this Section 22.4(a) with respect to any or all of the Units (as specified in such notice, and subject to the minimum number of Units and the criteria for selection of such Units referred to in Section 22.2) then leased hereunder, for a term of one or more years as Lessee shall specify in such notice (the "Fixed Rate Renewal Term"), but in no event longer than the Outside Fixed Renewal Date, which notice shall be irrevocable. In such event, promptly following such notice, a determination in accordance with Section 22.5 shall be made of the date such that (1) the period from the Closing Date to such date would not exceed 80% of the useful life of such Units from and after the Closing Date, and (2) the Fair Market Sales Value (determined without regard to inflation or deflation) on such date would not be less than 20% of the Equipment Cost of such Units. Such date shall thereafter be the latest date to which this Lease may be renewed pursuant to this Section 22.4(a) (the "Outside Fixed Renewal Date"). Lessee shall promptly following the determination of the Outside Fixed Renewal Date give Lessor written notice of the Fixed Rate Renewal Term which Lessee selects for its initial renewal under this Section 22.4(a), which in no event shall be longer than the Outside Fixed Renewal Date. If Lessee selects a Fixed Rate Renewal Term such that the period following such term until the Outside Fixed Renewal Date is longer than one year, then Lessee may elect one or more further renewals of one or more years pursuant to this Section 22.4(a) so long as no such term extends beyond the Outside Fixed Renewal Date. The Basic Rent for each Unit during any Fixed Rate Renewal Term (the "Fixed Rent") shall be for the first such renewal, an amount equal to 105% of the average of the semiannual Basic Rent installments payable hereunder for such Unit during the Basic Term, and for any subsequent renewal under this Section 22.4(a), an amount equal to the average of the semiannual Basic Rent installments payable hereunder for such Unit during the Basic Term, payable semiannually in arrears provided, however, if prior to the commencement of the first Fixed Rate Renewal Term, Lessee and Owner Participant shall have received an opinion of Watson, Farley & Williams, or of other independent counsel of national recognition selected by the Owner Participant and reasonably acceptable to the Lessee (which the Owner Participant agrees to seek at the request and expense of the Lessee) to the effect that the elimination of such premium will not result in such renewal term being includable in the "lease term", as defined in Treasury Regulation
(S)1.467-1(h)(6), or any successor thereto, in a manner that adversely affects the Net Economic Return, such 5% premium above the average of the semi-annual Basic Rent installments shall not be included in the first Fixed Rate Renewal Term hereunder. Each Fixed Rate Renewal Term shall commence immediately upon the expiration of the Basic Term or the preceding Fixed Rate Renewal Term, as the case may be.

               (b) Fair Market. Lessee may give Lessor written notice not less than 90 days prior to the end of the Basic Term, a Fixed Rate Renewal Term or a Fair Market Renewal Term (subject to the limitations otherwise provided in this Section 22.4(b)) that Lessee elects to renew this Lease under this Section 22.4(b) with respect to any or all of the Units (as specified in such notice, and subject to the minimum number of Units and the criteria for selection of such Units referred to in Section 22.2) then leased hereunder for a term of one or more years as Lessee shall specify in such notice (the "Fair Market Renewal Term"), which notice shall be irrevocable. The Basic Rent for the Units leased during the Fair Market Renewal Term shall be determined in accordance with
Section 22.5 and shall be for the first such renewal, an amount equal to 105% of the Fair Market Rental Value of such Units, and for any subsequent renewal under this Section 22.4(b), an amount equal to the Fair Market Rental Value of such Units, payable semiannually in arrears provided, however, if prior to the commencement of the first Fixed Rate Renewal Term, Lessee and Owner Participant shall have received an opinion of Watson, Farley & Williams, or of other independent counsel of national recognition selected by the Owner Participant and reasonably acceptable to the Lessee (which the Owner Participant agrees to seek at the request and expense of the Lessee) to the effect that the elimination of such premium will not result in such renewal term being includable in the "lease term", as defined in Treasury Regulation
(S)1.467-1(h)(6), or any successor thereto, in a manner that adversely affects the Net Economic Return, such 5% premium above Fair Market Rental Value shall not be included in the first Fair Market Renewal Term hereunder. The Fair Market Renewal Term shall commence immediately upon the expiration of the Basic Term or the preceding Fixed Rate Renewal Term or Fair Market Renewal Term, as the case may be.

          Section 22.5 Appraisal. Promptly following Lessee's written notice pursuant to Section 22.2 of its election to retain any Units at the end of the Basic Term or a Renewal Term, as the case may be, Lessor and Lessee shall determine the remaining useful life (based on the actual condition of a reasonable sampling of such Units and determined pursuant to the appraisal procedure set forth in the definition of Fair Market Sales Value) and the Fair Market Sales Value and Fair Market Rental Value of the Units to be retained, in each case assuming the Units are in the condition required by this Lease. Promptly following Lessee's written notice pursuant to Section 22.1(a) of its election to purchase any Units on the Special Purchase Date, Lessor and Lessee shall determine the Fair Market Sales Value of the Units to be purchased, assuming the Units are in the condition required by this Lease, which Fair Market Sales Value shall be used to determine the Special Purchase Price, as provided in Section 22.1(a).

          Section 22.6 Stipulated Loss Value and Termination Value During Renewal Term. All of the provisions of this Lease, other than Section 10, shall be applicable during any renewal term for such Units, except as specified in the next sentence. During any Renewal Term, the Stipulated Loss Value and Termination Value of any Unit shall be determined on the basis of the Fair Market Sales Value of such Unit as of the first day of such Renewal Term, assuming such Unit is in the condition required by this Lease, reduced in equal monthly increments to the Fair Market Sales Value of such Unit as of the last day of such Renewal Term; provided that in no event during any Fixed Rate Renewal Term shall the Stipulated Loss Value and Termination Value of any Unit be less than 20% of the Equipment Cost of such Unit.

     SECTION 23. Limitation of Lessor's Liability. It is expressly agreed and understood that all representations, warranties and undertakings of Lessor hereunder (except as expressly provided herein) shall be binding upon Lessor only in its capacity as Owner Trustee under the Trust Agreement and in no case shall the Trust Company be personally liable for or on account of any statements, representations, warranties, covenants or obligations stated to be those of Lessor hereunder, except that Lessor (or any successor Owner Trustee) shall be personally liable for its gross negligence or wilful misconduct and for its breach of its covenants, representations and warranties contained herein to the extent covenanted or made in its individual capacity.

     SECTION 24. Investment of Security Funds. Any moneys received by Lessor or the Indenture Trustee pursuant to Section 12.2 which are required to be paid to Lessee after completion of repairs to be made pursuant to Section 12.2 or pursuant to Section 11.4(a) or 11.5, as the case may be, until paid to Lessee as provided in Section 11.4(a), 11.5 or 12.2 or the curing of a Lease Default or Lease Event of Default or as otherwise applied as provided herein or in the Trust Agreement and Indenture, shall be invested at the risk and expense of Lessee in Specified Investments by Lessor (unless the Indenture shall not have been discharged, in which case, by the Indenture Trustee as provided in Section 6.04(b) of the Indenture) from time to time as directed by telephone (and confirmed promptly thereafter in writing) by Lessee if such investments are reasonably available for purchase. There shall be promptly remitted to Lessee, so long as no Material Default or Lease Event of Default shall have occurred and be continuing, any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) and Lessee will promptly pay to Lessor or the Indenture Trustee, as the case may be, on demand, the amount of any loss realized as the result of any such investment (together with any fees, commissions and other expenses, if any, incurred in connection with such investment), such amount to be disposed of in accordance with the terms of the Trust Agreement and the Indenture.

     SECTION 25.  Miscellaneous.

          Section 25.1 Governing Law; Severability. This Lease, and any extensions, amendments, modifications, renewals or supplements hereto shall be governed by and construed in accordance with the internal laws and decisions of the State of New York; provided, however, that the parties shall be entitled to all rights conferred by any applicable Federal statute, rule or regulation. Whenever possible, each provision of this Lease shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Lease shall be prohibited by or invalid under the laws of any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Lease in any other jurisdiction.

          Section 25.2 Execution in Counterparts. This Lease may be executed in any number of counterparts, each executed counterpart constituting an original and in each case such counterparts shall constitute but one and the same instrument; provided, however, that to the extent that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial
Code) no security interest in this Lease may be created through the transfer or possession of any counterpart hereof other than the counterpart bearing the receipt therefor executed by the Indenture Trustee on the signature page hereof, which counterpart shall constitute the only "original" hereof for purposes of the Uniform Commercial Code.

          Section 25.3   Headings and Table of Contents; Section References.
The headings of the sections of this Lease and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof. All references herein to numbered sections, unless otherwise indicated, are to sections of this Lease.

          Section 25.4 Successors and Assigns. This Lease shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective permitted successors and assigns.

          Section 25.5 True Lease. It is the intent of the parties to this Lease that it will be a true lease and not a "conditional sale," and that Lessor shall at all times be considered to be the owner of each Unit which is the subject of this Lease for the purposes of all Federal, state, city and local income taxes or for franchise taxes measured by income, and that this Lease conveys to Lessee no right, title or interest in any Unit except as lessee. Nothing contained in this Section 25.5 shall be construed to limit Lessee's use or operation of any Unit or constitute a representation, warranty or covenant by Lessee as to tax consequences.

          Section 25.6 Amendments and Waivers. No term, covenant, agreement or condition of this Lease may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto and except as may be permitted by the terms of the Indenture.

          Section 25.7 Survival. All warranties, representations, indemnities and covenants made by either party hereto, herein or in any certificate or other instrument delivered by such party or on the behalf of any such party under this Lease, shall be considered to have been relied upon by the other party hereto and shall survive the consummation of the transactions contemplated hereby on the Closing Date regardless of any investigation made by either such party or on behalf of either such party, and to the extent having accrued and not been paid or relating to or otherwise arising in connection with the transactions contemplated by the Operative Agreements during the Lease Term, shall survive the expiration or other termination of this Lease or any other Operative Agreement.

          Section 25.8 Business Days. If any payment is to be made hereunder or any action is to be taken hereunder on any date that is not a Business Day, such payment or action otherwise required to be made or taken on such date shall be made or taken on the immediately succeeding Business Day with the same force and effect as if made or taken on such scheduled date and as to any payment (provided any such payment is made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

          Section 25.9 Directly or Indirectly. Where any provision in this Lease refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

          Section 25.10 Incorporation by Reference. The payment obligations set forth in Sections 7.1 and 7.2 of the Participation Agreement are hereby incorporated by reference.


                            *          *          *

          IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease to be duly executed and delivered on the day and year first above written.


                              Lessor:

                              WILMINGTON TRUST COMPANY,
                              not in its individual capacity except as expressly provided herein but solely as Owner Trustee


                              By:__________________________________________
                              Name:
                              Title:


                              Lessee:

                              GATX RAIL CORPORATION


                              By:__________________________________________
                              Name:
                              Title

          /1/Receipt of this original counterpart of the foregoing Lease is hereby acknowledged on this ____ day of April, 2000.

                              BANK ONE, NA,
                              as Indenture Trustee


                              By:__________________________________________
                              Name:
                              Title:


----------------------
     /1/ This language contained in the original counterpart only.

                                                                       Exhibit A

                          LEASE SUPPLEMENT NO. _______
                          (GATX Rail Trust No. 2000-1)


     This Lease Supplement No. ___, dated as of _________, between Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement ("Lessor"), and GATX Rail Corporation, a New York corporation ("Lessee");

                                  Witnesseth:

     Lessor and Lessee have heretofore entered into that certain Equipment Lease Agreement (GATX Rail Trust No. 2000-1) dated as of April 3, 2000 (the "Lease"). The terms used herein are used with the meanings specified in the Lease.

     The Lease provides for the execution and delivery of one or more Lease Supplements substantially in the form hereof for, among other things, the purpose of particularly describing all or a portion of the Units of Equipment to be leased to Lessee under the Lease.

     Now, Therefore, in consideration of the premises and other good and sufficient consideration, and pursuant to Section 2 of the Lease, Lessor and Lessee hereby agree as follows:

     1. Lessor hereby delivers and leases to Lessee, and Lessee hereby accepts and leases from Lessor, under the Lease as herein supplemented, the Units described in Schedule 1 hereto.

     2. All of the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

     3. To the extent that this Lease Supplement constitutes chattel paper (as such term is defined in the Uniform Commercial Code) no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart hereof other than the counterpart bearing the receipt therefor executed by the Indenture Trustee on the signature page hereof, which counterpart shall constitute the only "original" hereof for purposes of the Uniform Commercial Code.

     4. This Lease Supplement shall be governed by and construed in accordance with the internal laws and decisions of the State of New York; provided, however, that the parties shall be entitled to all rights conferred by any applicable Federal statute, rule or regulation.

     5. This Lease Supplement may be executed in any number of counterparts, each executed counterpart constituting an original but all together one and the same instrument.

                            *          *          *

          IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement to be duly executed as of the day and year first above written and to be delivered as of the date first above written.

                              WILMINGTON TRUST COMPANY,
                              not in its individual capacity except as expressly provided herein but solely as Owner Trustee


                              By:_________________________________________
                                   Name:
                                   Title:


                              GATX RAIL CORPORATION


                              By:_________________________________________
                                   Name:
                                   Title:


          /1/Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged on this ____ day of April, 2000.



                                   BANK ONE, NA,
                                   as Indenture Trustee


                                   By:____________________________________
                                   Name:
                                   Title:



----------------------
/1/  This language contained in the original counterpart only.

                   _________________________________________

                           EQUIPMENT LEASE AGREEMENT
                          (GATX Rail Trust No. 2000-2)

                           Dated as of April 3, 2000

                                    Between

                           WILMINGTON TRUST COMPANY,
                     not in its individual capacity except
                        as expressly provided herein but
                            solely as Owner Trustee,
                                     Lessor

                                      And

                             GATX RAIL CORPORATION,

                                     Lessee

                          Assorted Railroad Tank Cars
                            And Covered Hopper Cars


                   _________________________________________


          CERTAIN OF THE RIGHT, TITLE AND INTEREST OF LESSOR IN AND TO THIS LEASE, THE EQUIPMENT COVERED HEREBY AND THE RENT DUE AND TO BECOME DUE HEREUNDER HAVE BEEN ASSIGNED AS COLLATERAL SECURITY TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, BANK ONE, NA, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS INDENTURE TRUSTEE UNDER A TRUST INDENTURE AND SECURITY AGREEMENT (GATX RAIL TRUST NO. 2000-2), DATED AS OF APRIL 3, 2000 BETWEEN SAID INDENTURE TRUSTEE, AS SECURED PARTY, AND LESSOR, AS DEBTOR. INFORMATION CONCERNING SUCH SECURITY INTEREST MAY BE OBTAINED FROM THE INDENTURE TRUSTEE AT ITS ADDRESS SET FORTH IN
SECTION 20 OF THIS LEASE. SEE SECTION 25.2 FOR INFORMATION CONCERNING THE RIGHTS OF THE ORIGINAL HOLDER AND HOLDERS OF THE VARIOUS COUNTERPARTS HEREOF.

                   _________________________________________

                               TABLE OF CONTENTS

                                                                                   Page
SECTION 1.  Definitions.........................................................     1

SECTION 2.  Acceptance and Leasing of Equipment.................................     1

SECTION 3.  Term and Rent.......................................................     1

                Section 3.1   Lease Term........................................     1
                Section 3.2   Basic Rent........................................     1
                Section 3.3   Supplemental Rent.................................     2
                Section 3.4   Adjustment of Rent................................     2
                Section 3.5   [RESERVED]........................................     2
                Section 3.6   Manner of Payments................................     2

SECTION 4.  Ownership and Marking of Equipment..................................     3
                Section 4.1   Retention of Title................................     3
                Section 4.2   Duty to Number and Mark Equipment.................     3
                Section 4.3   Prohibition Against Certain Designations..........     4

SECTION 5.  Disclaimer of Warranties............................................     4
                Section 5.1   Disclaimer of Warranties..........................     4

SECTION 6.  Return of Equipment; Storage........................................     5

                Section 6.1   Return; Holdover Rent.............................     5
                Section 6.2   Condition of Equipment............................     7

SECTION 7.  Liens...............................................................     8

SECTION 8.  Maintenance; Possession; Compliance with Laws.......................     8
                Section 8.1   Maintenance and Operation.........................     8
                Section 8.2   Possession........................................     9
                Section 8.3   Sublease..........................................    10

SECTION 9.  Modifications.......................................................    11
                Section 9.1   Required Modifications............................    11
                Section 9.2   Optional Modifications............................    11
                Section 9.3   Removal of Property; Replacements.................    12

SECTION 10. Voluntary Termination...............................................    12
                Section 10.1  Right of Termination..............................    12
                Section 10.2  Sale of Equipment.................................    13
                Section 10.3  Retention of Equipment by Lessor..................    14
                Section 10.4  Termination of Lease..............................    14

SECTION 11. Loss, Destruction, Requisition, Etc.................................    14
                Section 11.1  Event of Loss.....................................    14
                Section 11.2  Replacement or Payment upon Event of Loss.........    15

                Section 11.3  Rent Termination..................................................... 16
                Section 11.4  Disposition of Equipment; Replacement of Unit........................ 17
                Section 11.5  Eminent Domain....................................................... 18

SECTION 12.  Insurance............................................................................. 18
                Section 12.1  Insurance............................................................ 18
                Section 12.2  Physical Damage Insurance............................................ 19
                Section 12.3  Public Liability Insurance........................................... 20
                Section 12.4  Certificate of Insurance............................................. 21
                Section 12.5  Additional Insurance................................................. 21

SECTION 13.  Reports; Inspection................................................................... 22
                Section 13.1  Duty of Lessee to Furnish............................................ 22
                Section 13.2  Lessor's Inspection Rights........................................... 22

SECTION 14.  Lease Events of Default............................................................... 23

SECTION 15.  Remedies.............................................................................. 24
                Section 15.1  Remedies............................................................. 24
                Section 15.2  Cumulative Remedies.................................................. 27
                Section 15.3  No Waiver............................................................ 27
                Section 15.4  Notice of Lease Default.............................................. 27
                Section 15.5  Lessee's Duty to Furnish Information with Respect to
                              Subleases............................................................ 27
                Section 15.6  Lessee's Duty to Return Equipment Upon Default....................... 27
                Section 15.7  Specific Performance; Lessor Appointed Lessee's
                              Agent................................................................ 28

SECTION 16.  Filings; Further Assurances........................................................... 29
                Section 16.1  Filings.............................................................. 29
                Section 16.2  Further Assurances................................................... 29
                Section 16.3  Other Filings........................................................ 29
                Section 16.4  Expenses............................................................. 29

SECTION 17.  Lessor's Right to Perform............................................................. 30

SECTION 18.  Assignment............................................................................ 30
                Section 18.1  Assignment by Lessor................................................. 30
                Section 18.2  Assignment by Lessee................................................. 30
                Section 18.3  Sublessee's Performance and Rights................................... 30

SECTION 19.  Net Lease, etc........................................................................ 31

SECTION 20.  Notices............................................................................... 32

SECTION 21.  Concerning the Indenture Trustee...................................................... 33
                Section 21.1  Limitation of the Indenture Trustee's Liabilities.................... 33
                Section 21.2  Right, Title and Interest of the Indenture Trustee Under Lease....... 34

SECTION 22.  Purchase Options; Renewal Options.......................................... 34
                 Section 22.1    (a)  Special Purchase Option........................... 34
                                 (b)  Early Purchase Option............................. 35
                                 (c)  Payment; Assumption of Equipment Notes............ 35
                 Section 22.2    Election to Retain or Return Equipment at End of
                                    Basic or Renewal Term............................... 36
                 Section 22.3    Purchase Options....................................... 36
                 Section 22.4    Renewal Options........................................ 37
                 Section 22.5    Appraisal.............................................. 38
                 Section 22.6    Stipulated Loss Value and Termination Value During
                                    Renewal Term........................................ 39

SECTION 23.  Limitation of Lessor's Liability........................................... 39

SECTION 24.  Investment of Security Funds............................................... 39

SECTION 25.  Miscellaneous.............................................................. 40
                 Section 25.1    Governing Law; Severability............................ 40
                 Section 25.2    Execution in Counterparts.............................. 40
                 Section 25.3    Headings and Table of Contents; Section References..... 40
                 Section 25.4    Successors and Assigns................................. 40
                 Section 25.5    True Lease............................................. 40
                 Section 25.6    Amendments and Waivers................................. 40
                 Section 25.7    Survival............................................... 40
                 Section 25.8    Business Days.......................................... 41
                 Section 25.9    Directly or Indirectly................................. 41
                 Section 25.10   Incorporation by Reference............................. 41

Attachments to Equipment Lease:

Exhibit A    -   Form of Lease Supplement
Appendix A   -   Definitions

                           EQUIPMENT LEASE AGREEMENT
                          (GATX Rail Trust No. 2000-2)

     This Equipment Lease Agreement (GATX Rail Trust No. 2000-2), dated as of April 3, 2000 (the "Lease"), between Wilmington Trust Company, not in its
                    -----
individual capacity except as expressly provided herein, but solely as Owner Trustee under the Trust Agreement ("Lessor"), and GATX Rail Corporation, a New
                                    ------
York corporation ("Lessee").
                   ------

     In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.  Definitions.
                 -----------

     Unless the context otherwise requires, all capitalized terms used herein without definition shall have the respective meanings set forth in Appendix A hereto for all purposes of this Lease.

     SECTION 2.  Acceptance and Leasing of Equipment.
                 -----------------------------------

     Lessor hereby agrees (subject to satisfaction or waiver of the conditions set forth in Sections 4.1 and 4.3 of the Participation Agreement) to accept delivery of each Unit from Lessee and to lease such Unit to Lessee hereunder, and Lessee hereby agrees (subject to satisfaction or waiver of the conditions set forth in Section 4.4 of the Participation Agreement), immediately following such acceptance by Lessor, to lease from Lessor hereunder such Unit. Such acceptance by Lessor and lease by Lessee to be evidenced by the execution and delivery by Lessee and Lessor of a Lease Supplement covering such Unit, all in accordance with Section 2.3(b) of the Participation Agreement. Lessee hereby agrees that its execution and delivery of a Lease Supplement covering any Unit shall, without further act, irrevocably constitute acceptance by Lessee of such Unit for all purposes of this Lease.

     SECTION 3.  Term and Rent.

          Section 3.1    Lease Term.  The basic term of this Lease (the "Basic
                         ----------                                      -----
Term") shall commence on the Basic Term Commencement Date and, subject to
----
earlier termination pursuant to Sections 10, 11, 15 and 22.1 shall expire at 11:59 p.m. (Chicago time) on the Basic Term Expiration Date. Subject and pursuant to Section 22.4, Lessee may elect one or more Renewal Terms.

          Section 3.2    Basic Rent.  Lessee hereby agrees to pay Lessor as
                         ----------
Basic Rent for each Unit throughout the Basic Term applicable thereto Basic Rent in consecutive semi-annual installments payable on each Rent Payment Date. Each such semi-annual payment of Basic Rent shall be in an amount equal to the product of the Equipment Cost for such Unit multiplied by the Basic Rent percentage for such Unit set forth opposite such Rent Payment Date on Schedule
                                                                      --------
3A to the Participation Agreement (as such Schedule 3A shall be adjusted
--                                         -----------
pursuant to Section 2.6 of the Participation Agreement). Each such semi-annual payment of Basic Rent shall be allocated in accordance with Schedule 3B to the
                                                            -----------
Participation Agreement, and the Lessee and the Lessor agree that such allocation is intended to constitute an allocation of fixed rent to the periods indicated on such Schedule 3B within the meaning of Treasury Regulation
                  -----------
(S)1.467-1(c)(2)(ii)(A). Basic Rent shall be payable in advance on certain Rent Payment Dates and in arrears on certain Rent Payment Dates, as specified in
Schedule 3A to the Participation Agreement, as so adjusted, such Schedule 3A as
-----------                                                      -----------
so adjusted from time to time being incorporated herein by reference.

     Anything contained herein or in the Participation Agreement to the contrary notwithstanding, each installment of Basic Rent (both before and after any adjustment pursuant to Section 2.6 of the Participation Agreement) shall be, under any circumstances and in any event, in an amount at least sufficient for Lessor to pay in full as of the due date of such installment, any payment of principal of and interest on the Equipment Notes required to be paid by Lessor pursuant to the Indenture on such due date.

          Section 3.3    Supplemental Rent.  Lessee also agrees to pay to
                         -----------------
Lessor, or to whomsoever shall be entitled thereto, any and all Supplemental Rent, promptly as the same shall become due and owing, or where no due date is specified, promptly after demand by the Person entitled thereto, and in the event of any failure on the part of Lessee to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise as in the case of nonpayment of Basic Rent. Lessee will also pay, as Supplemental Rent, (i) on demand, to the extent permitted by applicable law, an amount equal to interest at the Late Rate on any part of any installment of Basic Rent not paid when due for any period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded, as the case may be, for the period from such due date or demand until the same shall be paid, (ii) in the case of the termination of this Lease with respect to any Unit pursuant to Section 10.2, on the applicable Termination Date, an amount equal to the Make-Whole Amount, if any, with respect to the principal amount of each Equipment Note to be prepaid as a result of such termination, (iii) in the case of the purchase of any Unit pursuant to Section
22.1 or Section 6.9 of the Participation Agreement, on such date of purchase, an amount equal to the Make-Whole Amount, if any, with respect to the principal amount of each Equipment Note to be prepaid as a result of such purchase, (iv) an amount equal to any other amount payable by Lessor on the Equipment Notes in excess of the principal and interest payments due thereunder, as and when such amount shall be due and payable, in accordance with the terms of the Equipment Notes and the Indenture, and (v) in the case of any refinancing of the Equipment Notes pursuant to Section 10.2 of the Participation Agreement, on the Refunding Date, an amount equal to the Make-Whole Amount, if any, with respect to the aggregate principal amount of the Equipment Notes being prepaid. All Supplemental Rent to be paid pursuant to this Section 3.3 shall be payable in the type of funds and in the manner set forth in Section 3.6.

          Section 3.4    Adjustment of Rent.  Lessee and Lessor agree that the
                         ------------------
Basic Rent, Stipulated Loss Value and Termination Value percentages and the Early Purchase Price and Basic Term Purchase Price shall be adjusted to the extent provided in Section 2.6 of the Participation Agreement, subject in all cases to the limitation set forth in the second paragraph of Section 3.2.

          Section 3.5    [RESERVED]

          Section 3.6    Manner of Payments.  All Rent (other than Supplemental
                         ------------------
Rent payable to Persons other than Lessor, which shall be payable to such other Persons in accordance with written instructions furnished to Lessee by such Persons, as otherwise provided in any of the Operative Agreements or as required by law) shall be paid by Lessee to Lessor at its office at Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001, Attention: Corporate Trust Administration. All Rent shall be paid by Lessee in funds consisting of lawful currency of the United States of America, which shall be immediately available to the recipient not later than 12:00 noon (New York City time) on the date of such payment, provided, that so long as the Indenture shall not have been
              --------
discharged pursuant to the terms thereof, Lessor hereby directs, and Lessee agrees, that all Rent (excluding Excepted Property) payable to Lessor shall be paid directly to the Indenture Trustee at the times and in funds of the type specified in this Section 3.6 at the office of the Indenture Trustee at Bank One, NA, 1 Bank One Plaza, Suite IL1-0126, Chicago, IL 60670-0126, ABA No. 071000013, Clearing Account 4811-5377, for credit to trust number 204884-000,
Attn: M. J. Frye, GATX Rail Trust No. 2000-2 or at such other location in the United States of America as the Indenture Trustee may otherwise direct.

      SECTION 4.  Ownership and Marking of Equipment.

          Section 4.1    Retention of Title.  Lessor shall and hereby does
                         ------------------
retain full legal title to and beneficial ownership of the Equipment notwithstanding the delivery to and possession and use of the Equipment by Lessee hereunder or any sublessee under any sublease permitted hereby.

          Section 4.2    Duty to Number and Mark Equipment.  With respect to the
                         ---------------------------------
Units to be delivered on the Closing Date, Lessee has caused, and as soon as practicable after the date on which a Lease Supplement is executed and delivered in respect of a Replacement Unit pursuant to Section 11.4(b), Lessee will cause, each Unit to be numbered with its reporting mark shown on the Lease Supplement dated the date on which such Unit was delivered and covering such Unit, and will from and after such date keep and maintain, plainly, distinctly, permanently and conspicuously marked by a plate or stencil printed in contrasting colors upon each side of each Unit, in letters not less than one inch in height, a legend substantially as follows:

     "OWNERSHIP SUBJECT TO A SECURITY AGREEMENT FILED WITH THE SURFACE TRANSPORTATION BOARD"

with appropriate changes thereof and additions thereto as from time to time may be required by law in order to protect Lessor's right, title and interest in and to such Unit, its rights under this Lease and the rights of the Indenture Trustee. Except as provided hereinabove, Lessee will not place any such Units in operation or exercise any control or dominion over the same until the required legend shall have been so marked on both sides thereof, and will replace promptly any such word or words in such legend which may be removed, defaced, obliterated or destroyed. Lessee will not change the reporting mark of any Unit except in accordance with a statement of new reporting marks to be substituted therefor, which statement shall be delivered by Lessee to Lessor and, so long as the Indenture shall not have been discharged pursuant to its terms, to the Indenture Trustee prior to or contemporaneously with such change. A supplement to this Lease and, if not so discharged, the Indenture, with respect to such new reporting marks, shall, prior to or contemporaneously with the substitution of such reporting marks, be filed or recorded in all public offices where this Lease and the Indenture shall have been filed or recorded and in such other places, if any, where Lessor and, so long as the Indenture shall not have been discharged pursuant to its terms, the Indenture Trustee may reasonably request in order to protect, preserve and maintain its right, title and interest in the Units. The costs and expenses of all such supplements, filings and recordings shall be borne by Lessee.

          Section 4.3    Prohibition Against Certain Designations.  Except as
                         ----------------------------------------
above provided, Lessee will not allow the name of any Person to be placed on any Unit as a designation that might reasonably be interpreted as a claim of ownership; provided, however, that subject to the delivery of the statement of
           -----------------
new reporting marks specified in Section 4.2, Lessee may cause the Equipment to be lettered with the names or initials or other insignia customarily used by Lessee or any permitted sublessees or any of their respective Affiliates on railroad equipment used by it of the same or a similar type for convenience of identification of the right of Lessee to use the Equipment hereunder or any permitted sublessee to use the Equipment pursuant to a sublease permitted hereby.

      SECTION 5.  Disclaimer of Warranties.
                  ------------------------

          Section 5.1    Disclaimer of Warranties.  Without waiving any claim
                         ------------------------
Lessee may have against any seller, supplier or manufacturer, LESSEE ACKNOWLEDGES AND AGREES THAT, (i) EACH UNIT IS OF A SIZE, DESIGN, CAPACITY AND MANUFACTURE SELECTED BY AND ACCEPTABLE TO LESSEE, (ii) LESSEE IS SATISFIED THAT EACH UNIT IS SUITABLE FOR ITS PURPOSES AND LESSEE HAS ACCEPTED EACH UNIT, (iii) NEITHER LESSOR NOR OWNER PARTICIPANT IS A MANUFACTURER OR A DEALER IN PROPERTY OF SUCH KIND OR HAS INSPECTED THE UNITS PRIOR TO DELIVERY TO AND ACCEPTANCE BY LESSEE, (iv) EACH UNIT IS LEASED HEREUNDER SUBJECT TO ALL APPLICABLE LAWS AND GOVERNMENTAL REGULATIONS NOW IN EFFECT OR HEREAFTER ADOPTED, AND (v) LESSOR LEASES AND LESSEE TAKES EACH UNIT "AS-IS", "WHERE-IS" AND "WITH ALL FAULTS", IN WHATEVER CONDITION IT MAY BE, AND LESSEE ACKNOWLEDGES THAT NEITHER LESSOR, AS LESSOR OR IN ITS INDIVIDUAL CAPACITY, NOR OWNER PARTICIPANT MAKES NOR SHALL BE DEEMED TO HAVE MADE, AND EACH EXPRESSLY DISCLAIMS, ANY AND ALL RIGHTS, CLAIMS, WARRANTIES OR REPRESENTATIONS EITHER EXPRESS OR IMPLIED, AS TO THE VALUE, CONDITION, FITNESS FOR ANY PARTICULAR PURPOSE, DESIGN, OPERATION, MERCHANTABILITY THEREOF OR AS TO THE TITLE, OF THE EQUIPMENT, THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, FREEDOM FROM PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT, THE ABSENCE OF ANY LATENT OR OTHER DEFECT, WHETHER OR NOT DISCOVERABLE, OR AS TO THE ABSENCE OF ANY OBLIGATIONS BASED ON STRICT LIABILITY IN TORT OR ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT THERETO AND EACH OF LESSOR AND OWNER PARTICIPANT EXPRESSLY DISCLAIMS SELECTION OF THE UNITS, except that Lessor, in its individual capacity, represents and warrants that on the Closing Date, Lessor shall have received whatever title to the Equipment as was conveyed to Lessor by Lessee and each Unit will be free of Lessor's Liens attributable to Lessor and provided that the foregoing disclaimer in clause (v) shall not extend to Owner Participant's representation and warranty contained in Section 3.6(e) of the Participation Agreement. Lessor hereby appoints and constitutes Lessee its agent and attorney-in-fact during the Lease Term to assert and enforce, from time to time, in the name and for the account of Lessor and Lessee, as their interests may appear, but in all cases at the sole cost and expense of Lessee, whatever claims and rights Lessor may have as owner of the Equipment against the manufacturers or any prior owner thereof; provided, however, that if at any time
                                          -----------------
a Lease Event of

Default shall have occurred and be continuing, at Lessor's option, such power of attorney shall terminate, and Lessor may assert and enforce, at Lessee's sole cost and expense, such claims and rights. Lessor shall have no responsibility or liability to Lessee or any other Person with respect to any of the following:
(i) any liability, loss or damage caused or alleged to be caused directly or indirectly by any Unit, or by any of the commodities, items or materials from time to time contained therein, whether or not permitted by the terms hereof, or by any inadequacy thereof or deficiency or defect therein or by any other circumstances in connection therewith; (ii) the use, operation or performance of any Unit or any risks relating thereto; (iii) any interruption of service, loss of business or anticipated profits or consequential damages; or (iv) the delivery, operation, servicing, maintenance, repair, improvement or replacement of any Unit. Lessee's delivery of a Lease Supplement shall be conclusive evidence as between Lessee and Lessor that all Units described therein are in all the foregoing respects satisfactory to Lessee, and Lessee will not assert any claim of any nature whatsoever against Lessor based on any of the foregoing matters.

      SECTION 6.  Return of Equipment; Storage.
                  ----------------------------

          Section 6.1    Return; Holdover Rent.     (a) Not less than 120 days
                         ---------------------
prior to the end of the Basic Term, the end of any Fixed Rate Renewal Term, or the end of any Fair Market Renewal Term, in each case with respect to any Units which Lessee has elected to return under Section 22.2, Lessee will provide Lessor with a list of alternative storage locations used for the storage of rolling stock within the continental United States (excluding Alaska) sufficient to store the returned Units and the available storage capacities of such locations. Not less than 90 days prior to the end of the Lease Term with respect to any Unit which has not been purchased by Lessee, Lessor will give Lessee irrevocable notice of its decision either to take possession of or store such Unit. If Lessor shall have decided to take possession of such Unit, the terms of Section 6.1(b) will apply. If Lessor shall have decided to store such Unit, the terms of Section 6.1(c) hereof will apply.

          (b) If Lessor shall have decided to take possession of such Unit, Lessee will, at its sole risk and expense, deliver possession of such Unit at any track location, f.o.b. such location, (i) as may be agreed upon by Lessor and Lessee in writing or (ii) in the absence of such agreement, as Lessor may reasonably direct by written notice to Lessee on or before the 90th day before the end of the Lease Term; provided, that (x) such Units shall be returned to no
                           --------
more than five (5) interchange locations (each of which shall be located within the continental United States, exclusive of Alaska), (y) there shall be no less than 100 Units (or, if less than 100 Units are then subject to the Lease, all Units), returned to each location, and (z) Lessor's notice shall specify the total number and type of Units to be delivered to each location.

          (c) (i) If Lessor shall have elected to store any Unit upon the expiration of the Lease Term with respect thereto, Lessee shall store such Unit, free of charge for a period (the "Storage Period") beginning, for any particular
                                  --------------
storage location, on the later of the expiration of the Lease Term and the date on which 50% of the total number of Units being returned and stored at such location have arrived thereat (the "Storage Period Commencement Date") and
                                    --------------------------------
ending not more than 45 days after the later of (A) the Storage Period Commencement Date and (B) the date on which such Unit is in compliance with the conditions set forth in Section 6.2, and for an additional 60 days thereafter at the sole risk and expense of Lessor. On or before the 90th day before the end of the Lease Term, Lessor shall provide Lessee with written notice designating no more than five (5) choices from among the alternative storage locations provided by Lessee pursuant to Section 6.1(a), with a minimum of 100 Units to be stored per location. Any storage provided by Lessee during the Storage Period (except for such additional 60-day period referred to above) shall be at the sole risk and expense of Lessee, and Lessee shall maintain the insurance required by Section
12.1 with respect to all stored Units; provided, however, any movement of the
                                       --------  -------
Units being stored in connection with Section 6 shall be at the risk and expense of Lessor. During the Storage Period, Lessee will permit Lessor or any Persons designated by it, including the authorized representative or representatives of any prospective purchaser or user of such Unit, to restencil the marks on such Unit and to inspect the same during Lessee's normal business hours upon at least three Business Days' prior written or telephonic notice; provided, however, that
                                                         -----------------
such inspection and restenciling shall not interfere with the normal conduct of Lessee's business; and provided, further, that (x) such inspection and
                       -----------------
restenciling shall be at such Person's own risk, (y) Lessee shall be protected against any loss or damage incurred by it in connection with any such inspection or restenciling by such Person through indemnification, insurance or other means reasonably satisfactory to Lessee and (z) Lessee (except in the case of Lessee's gross negligence or wilful misconduct) shall not be liable for any injury to, or the death of, any person exercising, either on behalf of Lessor or any prospective purchaser or user, the rights of inspection and restenciling granted pursuant hereto. Lessee shall not be required to store the Equipment after the Storage Period. If Lessee does store any Unit after the expiration of the Storage Period, such storage shall be at the sole risk and expense of Lessor.

          (ii) Upon the request and direction of Lessor (and at Lessor's sole risk and expense), on not more than one occasion with respect to each stored Unit and upon not less than 30 days' prior written notice from Lessor to Lessee, Lessee will, on or before the expiration of the Storage Period, transport such Units to any railroad interchange point or points within the continental United States (except Alaska) (with a minimum of 100 Units (or, if less than 100 Units are then subject to the Lease, all Units) per interchange point and to a maximum of five (5) interchange points) on any railroad lines or to any connecting carrier for shipment, whereupon Lessee shall have no further liability or obligation with respect to such Units.

          (iii) Upon receipt of Lessor's written notice designating its choices from among the alternative storage locations provided by Lessee under Section 6.1(a), Lessee shall have the option to store such Units at such storage track locations anywhere within the continental United States as it shall choose (provided that there shall be no less than 100 Units (or, if less than 100 Units are then subject to the Lease, all Units) stored at each such location). Upon receipt of such notice, Lessee will promptly give notice to Lessor of the locations at which Lessee will store such Units. If Lessee shall exercise such option, (x) the Storage Period shall be extended an additional 30 days and (y) Lessee shall on or before the expiration of the Storage Period transport such Units to any railroad interchange point within the continental United States (except Alaska) (with a minimum of 100 Units (or, if less than 100 Units are then subject to the Lease, all Units) per interchange point and to a maximum of five (5) interchange points) designated by Lessor upon not less than 30 days' prior written notice. The movement of any Unit from such Unit's location as designated by Lessee pursuant to this Section 6.1(c)(iii) to a location thereafter designated by Lessor in accordance with the foregoing sentence will be at the risk and expense of Lessor. During any Storage Period, Lessee shall store the Equipment in such manner as Lessee normally stores similar units of railroad equipment owned or leased by it.

          (d) Upon the later of (i) expiration of the Lease Term with respect to such Unit, (ii) tender of such Unit at the location determined in accordance with Section 6.1(b) or, as applicable, the tender of such Unit for storage in accordance with Section 6.1(c), and (iii) compliance by such Unit with Section 6.2, this Lease and the obligation to pay Basic Rent for such Unit accruing subsequent to the expiration of the Lease Term with respect to such Unit shall terminate.

          (e) So long as no Lease Event of Default has occurred and is continuing, all amounts earned in respect of a Unit after the date of expiration of the Lease Term with respect to such Unit and prior to the return of such Unit hereunder shall belong to Lessee, and if received by Lessor, shall be promptly turned over to Lessee. In the event any Unit is not returned to Lessor in accordance with the provisions of Section 6.1(b) on the last day of the Lease Term with respect thereto, or if requested by Lessor pursuant to Section 6.1(c), delivered and stored on such last day of the Lease Term, and, in either case, in the condition specified in Section 6.2, Lessee shall pay to Lessor for each such day from the expiration of the Lease Term with respect to such Unit until the date on which such Unit is returned to Lessor in accordance with the provisions of Section 6.1(b) and in the condition specified in Section 6.2, an amount equal to the daily equivalent of the average Basic Rent for the Basic Term or the Renewal Term as applicable to such Unit. In the event Lessee is required to pay such Rent subsequent to the expiration of the Lease Term with respect to a Unit or Units, any amounts earned with respect to such Units shall be for the account of Lessee. If such Unit is not returned to Lessor in accordance with the provisions of Section 6.1(b) and in the condition specified in Section 6.2 on or prior to the 180th day after the expiration of the Lease Term with respect to such Unit, Lessor shall have the right to require Lessee to purchase such Unit for a purchase price equal to the Stipulated Loss Value for such Unit as of the 181st day after the expiration of such Lease Term; provided that if more than 25
                                                   --------
Units have not been returned on or prior to the expiration of such Lease Term, the purchase price for such Unit shall be the higher of (x) the Fair Market Sales Value, assuming such Unit is in the condition required by this Lease, and
(y) the Stipulated Loss Value of such Unit as of the 181st day after the expiration of such Lease Term; provided further that, during the holdover period
                               ----------------
described in this sentence and the immediately preceding sentence, Lessee shall use its best efforts to secure the return of the Equipment as required under this Section 6 in the condition specified in Section 6.2. Nothing herein shall be in abrogation of Lessor's right to have such Unit returned to it for possession or storage. Payment of the purchase price, together with all other amounts due and owing by Lessee under the Operative Agreements, shall be made at the place of payment specified in Section 3.6 hereof in immediately available funds against delivery of a bill of sale transferring and assigning to Lessee all right, title and interest of Lessor in and to such Units on an "as-is" "where-is" basis and containing a warranty against Lessor's Liens. Lessor shall not be required to make any other representation or warranty as to the condition of such Units or any other matters except as to the absence of any Lessor's Liens, and may specifically disclaim any such representations or warranties.

          Section 6.2    Condition of Equipment.  Each Unit when returned to
                         ----------------------
Lessor pursuant to this Section 6 shall be (i) capable of performing the functions for which it was designed, with all loading and unloading components operating in good working order with allowance for normal wear and tear, (ii) suitable for continued commercial use in the commodity last carried immediately prior to such return, (iii) suitable for use in interchange by a new owner in the operating lease business in accordance with then applicable Federal regulations (including but not limited to AAR and FRA), (iv) in all material respects in the condition required by
Section 8.1, (v) in conformance with any requirement pertaining to warranties of the manufacturer of the Units during the warranty period, (vi) empty, (vii) steam cleaned or otherwise cleaned in a comparable commercially acceptable manner, and (viii) free and clear of all Liens except Lessor's Liens and Permitted Liens of the type described in clause (iii) of the definition of Permitted Liens to the extent arising as a result of a fleet wide action which includes such Unit. All logs, records, books and other materials relating to the maintenance of such Unit shall, upon request, be delivered to Lessor or its designee upon the return of such Unit. Lessor shall have the right to inspect any Unit that is returned pursuant to Section 6.1 to ensure that such Unit is in compliance with the conditions set forth in this Section 6.2, at Lessor's sole cost, expense and risk (including, without limitation, the risk of personal injury or death), by its authorized representatives, during Lessee's normal business hours and upon reasonable prior notice to Lessee; provided, however,
                                                           -----------------
that Lessee shall not be liable for any injury to, or the death of, any Person exercising, on behalf of Lessor, the rights of inspection granted under this
Section 6.2 unless caused by Lessee's gross negligence or wilful misconduct; and further provided, that if such Unit is not in compliance with the conditions
----------------
set forth in this Section 6.2 then Lessee will (i) promptly take such steps as are necessary to bring such Unit in compliance with the conditions set forth in this Section 6.2 and (ii) pay the reasonable cost and expense of any reinspection of such Unit conducted by Lessor required because of such non-compliance with Section 6.2. No inspection pursuant to this Section 6.2 shall interfere with the normal conduct of Lessee's business or the normal conduct of any sublessee's business, and Lessee shall not be required to undertake or incur any additional liabilities in connection therewith. A Unit shall not be deemed to have been returned to Lessor for purposes of this Lease unless and until it is in compliance with the conditions set forth in this Section 6.2.

      SECTION 7.  Liens.
                  -----

          Lessee will not directly or indirectly create, incur, assume, permit or suffer to exist any Lien on or with respect to any Unit or Lessee's leasehold interest therein under this Lease, except Permitted Liens, Lessor's Liens and Liens described in Section 6.4(a) and 6.4(b) of the Participation Agreement. Lessee shall promptly, at its own expense, take such action or cause such action to be taken as may be necessary to duly discharge (by bonding or otherwise) any such Lien not excepted above if the same shall arise at any time.

      SECTION 8.  Maintenance; Possession; Compliance with Laws.
                  ---------------------------------------------

          Section 8.1    Maintenance and Operation.   (a)  Lessee, at its own
                         -------------------------
cost and expense, shall maintain, repair and keep each Unit, (i) according to prudent industry practice, in good working order, and in good physical condition for railcars of a similar age and usage, normal wear and tear excepted, (ii) in a manner consistent with maintenance practices used by Lessee in respect of equipment owned or leased by Lessee similar in type to such Unit, (iii) in accordance in all material respects with all manufacturer's warranties in effect and in accordance with all applicable provisions, if any, of insurance policies required to be maintained pursuant to Section 12, (iv) in compliance in all material respects with any applicable laws and regulations, including, without limitation, the Field Manual of the AAR, FRA rules and regulations and Interchange Rules as they apply to the maintenance and operation of the Equipment in interchange regardless of upon whom such applicable laws and regulations are nominally imposed and (v) in a condition mechanically suitable for interchange by an operator in revenue service; provided, however, that
                                                   -----------------
Lessee may, in good faith and by appropriate proceedings diligently conducted, contest the validity or application of any such standard, rule or regulation in any reasonable manner which does not materially interfere with the use, possession, operation or return of any of the Units or materially adversely affect the rights or interests of Lessor and the Indenture Trustee in the Equipment or hereunder or otherwise expose Lessor, the Indenture Trustee or any Participant to criminal sanctions or release Lessee from the obligation to return the Equipment in compliance with the provisions of Section 6.2. Lessee shall provide Lessor and the Indenture Trustee with notice of any contest of the type described in the preceding sentence in detail sufficient to enable Lessor and the Indenture Trustee to ascertain whether such contest may have an effect of the type described in the preceding sentence. In no event shall Lessee discriminate as to the use or maintenance of any Unit (including the periodicity of maintenance or recordkeeping in respect of such Unit) as compared to equipment of a similar nature which Lessee owns or leases. Lessee will maintain all records, logs and other materials required by relevant industry standards or any governmental authority having jurisdiction over the Units required to be maintained in respect of any Unit, all as if Lessee were the owner of such Units, regardless of whether any such requirements, by their terms, are nominally imposed on Lessee, Lessor or Owner Participant.

          (b) Without the written waiver or consent of Lessor (which waiver or consent will not be unreasonably withheld), Lessee shall not or expressly permit any sublessee to change a DOT classification (as provided for in 49 C.F.R. Part 179 or any successor thereto), or expressly permit any sublessee to operate any Unit under a different DOT classification, from that classification in effect for such Unit on the Closing Date, except for any change in tank test pressure rating provided such change does not increase the pressure rating of the Unit above the tank test pressure to which the Unit was manufactured; provided
                                                                 --------
however, that in the event Lessor shall not have provided Lessee with a written
-------
waiver or consent to such a reclassification or operation of any Unit within 10 Business Days after receipt of Lessee's written request therefor (or Lessor expressly rejects such a request by Lessee), Lessee may replace such Unit in accordance with and subject to the provisions of Section 11.2(i), 11.3 and 11.4.

          Section 8.2    Possession.  Lessee shall be entitled to the possession
                         ----------
of the Equipment and to the use of the Equipment by it or any Affiliate, in the United States and, subject to the remaining provisions of this Section 8.2 and
Section 8.3, Canada and Mexico, only in the manner for which it was designed and intended and so as to subject it only to ordinary wear and tear. In no event shall Lessee make use of any Equipment in any jurisdiction not included in the insurance coverage required by Section 12. The Equipment shall be used primarily on domestic routes in the United States, and in no event shall more than thirty-five percent (35%) of the Units (as determined by mileage records) be assigned outside the United States at the same time until after December 31, 2007. Thereafter, no more than forty-nine percent (49%) of the Units (as determined by mileage records) shall be used outside the continental United States (exclusive of Alaska) at the same time. Notwithstanding the foregoing, no more than 15% of the Units shall be used in Mexico so long as Mexican law does not afford protections to the Lessor comparable to U.S. law and unless Lessee shall first have taken all actions necessary so as to protect the right, title and interest of Lessor and the Indenture Trustee in the Equipment in Mexico pursuant to Section 16.3 and shall have furnished Lessor and the Indenture Trustee with an opinion of Mexican counsel, reasonably satisfactory to such parties, to the effect that all such filings and recordings of the related Operative Agreements have been taken and effected under such Mexican law. Nothing in this Section 8.2 shall be deemed to constitute permission by Lessor to any Person that acquires possession of any Unit to take any action inconsistent with the terms and provisions of this Lease and any of the other Operative Agreements. The rights of any Person that acquires possession of any Unit pursuant to this Section 8.2 shall be subject and subordinate to the rights of Lessor hereunder.

          Section 8.3    Sublease.  Provided Lessor shall not have declared the
                         --------
Lease to be in default (or the Lease shall be deemed to have been declared in default) pursuant to Section 15.1 hereof, Lessee shall be entitled, without the prior approval of Lessor, to enter into a sublease for any Unit or Units (pursuant to a car service contract or otherwise) to, or to grant permission for the use thereof under car contracts by, (i) a railroad company or companies incorporated under the laws of the United States of America or any state thereof or the District of Columbia, Canada or any province thereof, or Mexico or any state thereof, upon lines of railroad owned or operated by such railroad company or companies or over which such railroad company or companies have trackage rights or rights for operation of their trains, and upon connecting and other carriers in the usual interchange of traffic or (ii) responsible companies (i.e., a company with which Lessee would do business in the ordinary course of Lessee's business with respect to railcars which it owns, leases or manages) other than railroad companies for use in their business (leases to such sublessees being herein referred to as "Permitted Subleases") provided, however,
                                        -------------------   -----------------
that Lessee shall not sublease more than 15% of the Units to a sublessee formed under the laws of Mexico or any state thereof. All subleases shall include appropriate provisions so that such subleases, (i) shall in all events be subject and subordinate to this Lease and the rights and interests of Lessor and its respective successors and assigns hereunder and shall confirm such subordination by a provision substantially in the form currently contained in Lessee's standard car service contract delivered to Lessor and the Indenture Trustee prior to the Closing Date, or otherwise as satisfactory to Lessor and the Indenture Trustee, (ii) shall not be for a term which extends beyond the Basic Term and any agreed upon Renewal Term, and (iii) shall not include any term or provision which could reasonably be expected to result in material adverse consequences to Lessor, Owner Participant or the Indenture Trustee. In the event Lessee desires to sublease one or more Units for a term which extends beyond the Basic Term or any agreed upon Renewal Term, Lessee will have the option to replace such Unit on or prior to the expiration of the Basic Term or any Renewal Term, with another Unit in accordance with and subject to the provisions of Section 11.2(i), 11.3 and 11.4. Except in connection with an assignment pursuant to a transaction permitted by Section 6.8 of the Participation Agreement, no sublease entered into by Lessee hereunder shall relieve Lessee of any liability or obligation hereunder, which shall be and remain those of a principal and not a surety. Nothing in this Section 8.3 shall be deemed to constitute permission to any Person in possession of any Unit pursuant to any such sublease to take any action inconsistent with the terms and provisions of this Lease or any of the other Operative Agreements.

      SECTION 9.  Modifications.
                  -------------

          Section 9.1    Required Modifications.  In the event the AAR, the
                         ----------------------
United States Department of Transportation, or any other United States or state governmental agency or any other applicable law requires that any Unit be altered, replaced or modified (a "Required Modification"), Lessee agrees to make
                                  ---------------------
such Required Modification at its own expense; provided, however, that Lessee
                                               -----------------
may, in good faith and by appropriate proceedings diligently conducted, contest the validity or application of any such law, regulation, requirement or rule in any reasonable manner which does not materially interfere with the use, possession, operation or return of any Unit or materially adversely affect the rights or interests of Lessor and the Indenture Trustee in the Equipment or hereunder or otherwise expose Lessor, the Indenture Trustee or any Participant to criminal sanctions or relieve Lessee of the obligation to return the Equipment in compliance with the provisions of Section 6.2. Title to any Required Modification shall immediately vest in Lessor. Notwithstanding anything herein to the contrary, if Lessee determines in good faith that any Required Modification to a Unit would be economically impractical, in lieu of making the Required Modification as provided above, Lessee may provide written notice of such determination to Lessor and treat such Unit as if an Event of Loss had occurred as of the date of such written notice with respect to such Unit and in such event the provisions of Sections 11.2, 11.3 and 11.4 shall apply with respect to such Unit; provided that Lessee shall not discriminate
                                 --------
against such Unit in making such determination of economic impracticality as compared with other equipment of the same type as such Unit which is owned or leased by Lessee.

          Section 9.2    Optional Modifications.  Lessee at any time may in its
                         ----------------------
discretion and at its own cost and expense modify, alter or improve any Unit in a manner which is not required by Section 9.1 (a "Modification"); provided that
                                                  ------------
no Modification shall diminish the fair market value, utility, capacity, or remaining economic useful life of such Unit below the fair market value, utility, capacity, or remaining economic useful life thereof immediately prior to such Modification, in any non de minimus respect, assuming such Unit was then in the condition required to be maintained by the terms of this Lease, provided
                                                                       --------
that Lessee shall not discriminate against such Unit in making such modification, alteration or improvement as compared with other equipment of the same type as the Unit and which are owned or leased by the Lessee. Title to any Non-Severable Modification shall be immediately vested in Lessor. Title to any Severable Modification (other than Required Modifications) shall remain with Lessee. If Lessee shall at its cost cause such Severable Modifications (other than Required Modifications) to be made to any Unit, Lessor shall have the right, upon 90 days prior written notice in the case of a return other than pursuant to Section 15.6, prior to the return of such Unit to Lessor hereunder, to purchase such Severable Modifications (other than Severable Modifications consisting of proprietary or communications equipment) at their then Fair Market Sales Value (taking into account their actual condition). If Lessor does not so elect to purchase such Severable Modifications, Lessee may remove such Severable Modifications at Lessee's cost and expense, and if requested (which request shall be made by not less than 90 days prior written notice in the case of a return other than pursuant to Section 15.6) by Lessor will so remove such Severable Modifications at Lessee's cost and expense, and Lessee shall, at its expense, repair any damage resulting from the removal of any such Severable Modifications in a manner consistent with Section 8.1.

          Section 9.3    Removal of Property; Replacements.  Lessee may, in the
                         ---------------------------------
ordinary course of maintenance or repair of any Unit, remove any item of property constituting a part of such Unit, and unless the removal of such item is required by Section 9.1 hereof, Lessee shall replace such item as promptly as practicable by an item of property that is free and clear of all Liens (other than Permitted Liens) and in as good operating condition as, and with a fair market value, utility, capacity and remaining economic useful life at least equal to, the item of property being replaced, assuming that such replaced item was in the condition required to be maintained by the terms of this Lease. Any item of property removed from such Unit in the ordinary course of maintenance and repair as provided in the preceding sentence shall remain the property of Lessor free and clear of all rights of Lessee until replaced in accordance with the terms of such sentence, but shall then, without further act, become the property of Lessee. Any such property replaced in the ordinary course of maintenance and repair shall, without further act, become the property of Lessor and be deemed part of such Unit for all purposes hereof.

      SECTION 10.  Voluntary Termination.
                   ---------------------

          Section 10.1   Right of Termination.  So long as no Material Default
                         --------------------
or Lease Event of Default shall have occurred and be continuing, Lessee shall have the right, at its option at any time or from time to time during the Basic Term on or after the seventh anniversary of the Basic Term Commencement Date to terminate the Lease Term with respect to any or all of the Units (provided that,
                                                                  --------
if such termination is for less than all Units in a Basic Group, Lessee shall exercise such termination with respect to at least 25 Units, no fewer than 25 Units shall remain in such Basic Group as a result of such termination and the determination as to which Units are subject to termination shall be made by Lessee on a random or other basis (in each case reasonably acceptable to Lessor) without discrimination based on maintenance status, operating condition of the Units in question or otherwise) (the "Terminated Units") if Lessee determines in
                                      ----------------
good faith (as evidenced by a certified copy of a resolution adopted by Lessee's Board of Directors and a certificate executed by the Chief Financial Officer of Lessee) that such Units have become obsolete or surplus to Lessee's requirements by delivering at least 120 days' prior notice to Lessor and the Indenture Trustee (i) specifying a proposed date of termination for such Units (the "Termination Date"), which date shall, except as provided in the last sentence
 ----------------
of Section 10.3, be a Rent Payment Date, any such termination to be effective on the Termination Date upon Lessee's compliance with this Section 10, and (ii) if some but less than all of the Units in a Basic Group are designated as Terminated Units, describing the nondiscriminatory manner in which Lessee proposes to determine which Units in that Basic Group are to be Terminated Units. Except as expressly provided herein, there will be no conditions to Lessee's right to terminate this Lease with respect to the Terminated Units pursuant to this Section 10.1. So long as (a) Lessor shall not have given Lessee a notice of election to retain the Terminated Units in accordance with
Section 10.3, or (b) notice of prepayment of the Equipment Notes shall not have been given pursuant to Section 2.10 of the Indenture, Lessee may withdraw the termination notice referred to above at any time prior to the Termination Date, whereupon this Lease shall continue in full force and effect; provided that
                                                              --------
Lessee (i) may not exercise its right to withdraw such a termination notice more than once annually or more than four times during the Basic Term, and (ii) may not withdraw any termination notice with respect to any Terminated Units after receipt by Lessee of a bid equal to or greater than Termination Value with respect to such Terminated Units or later than sixty (60) days prior to the scheduled Termination Date. Lessee agrees that if it withdraws a termination notice it will reimburse Lessor, Owner Participant and the Indenture Trustee for all reasonable out-of-pocket costs and expenses (including reasonable legal fees and expenses) incurred by any thereof in connection therewith.

          Section 10.2   Sale of Equipment.  During the period from the date of
                         -----------------
such notice given pursuant to Section 10.1 to the Termination Date, Lessee, as agent for Lessor and, except as provided in Section 10.3, at Lessee's sole cost and expense, shall use reasonable best efforts to obtain bids from Persons other than Lessee or Affiliates thereof for the cash purchase of the Terminated Units, and Lessee shall promptly, and in any event at least five Business Days prior to the proposed date of sale, certify to Lessor in writing the amount and terms of each such bid, the proposed date of such sale and the name and address of the party submitting such bid. Unless Lessor shall have elected to retain the Terminated Units in accordance with Section 10.3, on the Termination Date: (i) Lessee shall, subject to the prior or concurrent receipt (x) by Lessor of all amounts owing to Lessor pursuant to the next sentence, and (y) by the Persons entitled thereto of all unpaid Supplemental Rent due on or before the Termination Date, deliver the Terminated Units (excluding any optional Severable Modifications removed by Lessee pursuant to Section 9.2) to the bidder (which shall not be Lessee or any Affiliate thereof), if any, which shall have submitted the highest cash bid prior to such date (or to such other bidder as Lessee and Lessor shall agree) and (ii) Lessor shall, without recourse or warranty (except as to the absence of any Lessor's Lien) simultaneously therewith transfer all of its right, title and interest in and to the Terminated Units to such bidder. The net proceeds of sale realized at such sale shall be paid to and retained by Lessor and, in addition, on the Termination Date, Lessee shall pay to Lessor, (A) all unpaid Rent with respect to such Terminated Units due and payable on or prior to the Termination Date (exclusive of any Basic Rent first becoming due on such date), (B) the excess, if any, of (1) the Termination Value for the Terminated Units computed as of the Termination Date, over (2) the net cash sales proceeds (after the deduction of all reasonable costs and expenses of Lessor and Owner Participant in connection with such sale) of the Terminated Units, and (C) an amount equal to the Make-Whole Amount, if any, in respect of the principal amount of the Equipment Notes to be prepaid in accordance with Section 2.10(a) of the Indenture; provided however, in the event
                                                  -------- -------
that the net cash proceeds with respect to such Units referred to above exceed the Termination Value for such Units, then, (x) Lessee shall receive a credit against amounts payable to Lessor pursuant to this Section 10.2 in an amount equal to the lesser of (I) the Prepaid Adjustment Amount, if any, and (II) the amount by which such net cash proceeds exceed the Termination Value for such Units any (y) Lessee shall pay to Lessor an amount equal to the Deferred Adjustment Amount, if any. If no sale shall have occurred, whether as a result of Lessee's failure to pay all of the amounts hereinabove required or otherwise, this Lease shall continue in full force and effect with respect to such Units and Lessee agrees to reimburse Lessor, Owner Participant and the Indenture Trustee for all reasonable costs and expenses (including reasonable legal fees and expenses) incurred by any thereof in connection therewith; provided that if
                                                               --------
such sale shall not have occurred solely because of Lessee's failure to pay the amounts hereinabove required, Lessee shall have no further right to terminate this Lease with respect to such Units. Lessee, in acting as agent for Lessor, shall have no liability to Lessor for failure to obtain the best price, shall act in its sole discretion and shall be under no duty to solicit bids publicly or in any particular market. Lessee's sole interest in acting as agent shall be to use its reasonable best efforts to sell the Units at the highest price then obtainable consistent with the terms of this Lease.

          Section 10.3   Retention of Equipment by Lessor.  Notwithstanding the
                         --------------------------------
provisions of Sections 10.1 and 10.2, Lessor may irrevocably elect by written notice to Lessee, no later than 60 days after receipt of Lessee's notice of termination, not to sell the Terminated Units on the Termination Date, whereupon Lessee shall (i) deliver the Terminated Units to Lessor in the same manner and condition as if delivery were made to Lessor pursuant to Section 6.1(b) and Section 6.2, treating the Termination Date as the termination date of the Lease Term with respect to the Terminated Units, and (ii) pay to Lessor, or to the Persons entitled thereto, all Rent due and owing on the Termination Date and unpaid (exclusive of any in advance Basic Rent due on such date but inclusive of any Supplemental Rent measured by the Make-Whole Amount). If Lessor elects not to sell the Terminated Units as provided in this Section 10.3, then Lessor shall pay, or cause to be paid, to the Indenture Trustee in funds of the type and in an amount equal to the outstanding principal amount of the Equipment Notes issued in respect of such Terminated Units and all accrued and unpaid interest to the date of prepayment of such Equipment Notes on such Termination Date and an amount equal to the Make-Whole Amount, if any, in respect of the principal amount of the Equipment Notes to be prepaid without in any manner relieving the Lessee of its obligation to pay any such amount pursuant to the preceding sentence; provided that unless Lessor shall have paid all such amounts to the
          --------
Indenture Trustee on the Termination Date, this Lease shall continue in full force and effect. If Lessor shall fail to pay the amounts required pursuant to this Section 10.3 and as a result thereof this Lease shall not be terminated with respect to the Terminated Units on a proposed Termination Date, Lessor shall (x) thereafter no longer be entitled to exercise its election to retain such Terminated Units, and (y) reimburse Lessee for any reasonable out-of-pocket expenses (including reasonable legal fees and expenses) incurred by it in attempting to sell the Terminated Units pursuant to Section 10.2 immediately prior to Lessor's exercise of such preemptive election, and Lessee may at its option at any time thereafter prior to the immediately following Rent Payment Date submit a new termination notice pursuant to Section 10.1 with respect to such Terminated Units specifying a proposed Termination Date occurring on a Determination Date occurring not earlier than 25 days from the date of such notice.

          Section 10.4   Termination of Lease.  In the event of either (x) any
                         --------------------
such sale and receipt by Lessor and the Indenture Trustee of all of the amounts provided in Section 10.2 or (y) retention of the Equipment and full performance by Lessor of its payment obligations in compliance with Section 10.3, and upon compliance by Lessee with the other provisions of this Section 10, the obligation of Lessee to pay Basic Rent hereunder for such Terminated Units shall cease and the Lease Term for the Terminated Units shall end.

      SECTION 11.  Loss, Destruction, Requisition, Etc.
                   ------------------------------------

          Section 11.1   Event of Loss.  In the event that any Unit (i) shall
                         -------------
suffer damage or contamination which, in Lessee's reasonable judgment (as evidenced by an Officers' Certificate to such effect), makes repair uneconomic or renders such Unit unfit for commercial use, (ii) shall suffer destruction, or shall suffer theft or disappearance (after reasonable efforts by Lessee to locate the same) for a period exceeding 12 months (or, if earlier, the end of the Basic Term or Renewal Term then in effect), (iii) shall be permanently returned to the manufacturer pursuant to any patent indemnity provisions, (iv) shall have title thereto taken or appropriated by any governmental authority, agency or instrumentality under the power of eminent domain or otherwise, (v) shall be taken or requisitioned for use by (x) any governmental authority of Mexico or any agency or instrumentality thereof under the power of eminent domain or otherwise for a period in excess of the lesser of (A) 365 days and (B) the remaining Basic Term or any Renewal Term then in effect or (y) any other governmental agency or instrumentality thereof under the power of eminent domain or otherwise for a period in excess of the remaining Basic Term or any Renewal Term then in effect (unless such taking or requisition is by any governmental authority, agency or instrumentality other than the United States or Canada in which case such period shall be the lesser of the period as aforesaid or 365 days) (any such occurrence being hereinafter called an "Event of Loss"), Lessee, in accordance with the
                             -------------
terms of Section 11.2, shall promptly and fully inform Lessor and the Indenture Trustee of such Event of Loss.

          Section 11.2   Replacement or Payment upon Event of Loss.  Upon the
                         -----------------------------------------
occurrence of (a) an Event of Loss or the deemed occurrence of an Event of Loss pursuant to Section 9.1 or (b) an election to replace pursuant to Section 8.1(b) or 8.3, with respect to any Unit, Lessee shall as soon as reasonably practical and in any event within 60 days after a Responsible Officer of Lessee shall have actual knowledge of such occurrence or election give Lessor and the Indenture Trustee notice of such occurrence of such Event of Loss or election to replace (which notice shall identify the Unit involved) and then within the 60-day period following such notice give Lessor and the Indenture Trustee notice as to which of the following options Lessee shall elect to perform (it being agreed that if Lessee shall fail to give notice of such election, Lessee shall be deemed to have elected to perform the option set forth in Section 11.2(ii)):

               (i) Upon Lessee's election to perform under this clause (i), as promptly as practicable following such election, and in any event on or before the 60th day following the date of notice of such Event of Loss or deemed Event of Loss pursuant to Section 9.1, or the date Lessee exercises an option to replace pursuant to Section 8.1(b) or Section 8.3, as the case may be, Lessee shall comply with Section 11.4(b) and shall convey or cause to be conveyed to Lessor a Replacement Unit to be leased to Lessee hereunder, such Replacement Unit to be of the same car type of the same or newer model year (or otherwise approved by Lessor, which approval shall not be unreasonably withheld), and free and clear of all Liens (other than Permitted Liens of the type described in clause (ii) with respect to sublessees, and in clauses (iii), (iv), (vi) and (vii) of the definition thereof) and to have a fair market value, utility, capacity, remaining economic useful life and condition at least equal to the Unit so replaced (assuming such Unit was in the condition required to be maintained by the terms of this Lease); provided that, if, at the time of such replacement,
                           --------
     only railcars (x) of a newer model year or (y) with a greater fair market value (or a greater Fair Market Sales Value in the situation set forth in the next proviso) than the replaced Units are available as Replacement Units, Lessee shall convey such Replacement Unit to Lessor as set forth above but Lessee may, at a later date, replace such Replacement Units with other Units that are closer in fair market value (or Fair Market Sales Value in the situation set forth in the next proviso) to the original replaced Units so long as such replacement does not result in any additional unindemnified tax liability; provided further that, if such
                                             ----------------
     replacement is performed (a) pursuant to Section 8.3 after the 180th day prior to the end of the Lease Term of such Units or (b) with respect to 15 or more Units, each of such Replacement Units must have, in addition to the requirements set forth above, a Fair Market Sales Value at least equal to the Unit so replaced (assuming such Unit was in the condition required to be maintained by the terms of this Lease); provided further that, if Lessee
                                                ----------------
     shall elect the option under
     this clause (i) within such period but shall fail to perform its obligation to effect such replacement under this paragraph (i) within the 60-day period hereinabove provided for, then (except in the case of a failure to perform an election to replace pursuant to Section 8.1(b) or Section 8.3) at the end of such 60-day period Lessee shall immediately give Lessor and the Indenture Trustee notice of such failure and specify that Lessee shall pay to Lessor on the next succeeding Rent Payment Date that is at least 25 days after the end of such 60-day period, or in the case of Supplemental Rent, to the Person entitled thereto, the amounts specified in paragraph
     (ii) below as of such next succeeding Rent Payment Date, and Lessee shall pay such amounts on such Rent Payment Date; provided further that Lessee
                                                 ----------------
     shall have no right to elect replacement under this clause (i) if at the time of the notice of the Event of Loss under Section 11.2 above a Material Default or Lease Event of Default shall have occurred and be continuing; or

               (ii) on the Rent Payment Date which is not less than 25 days following the date of notice of Lessee's election to perform under this clause (ii), Lessee shall pay or cause to be paid to Lessor (or in the case of Supplemental Rent, to the Persons entitled thereto) in funds of the type specified in Section 3.6, (a) an amount equal to the Stipulated Loss Value of each such Unit suffering an Event of Loss or deemed Event of Loss determined as of such Rent Payment Date, (b) all Basic Rent payable on such date in respect of such Unit (exclusive of any Basic Rent first becoming due on such date) [and an amount equal to the Adjustment Amount (which amount, if negative, shall be a credit against amounts payable by Lessee pursuant to this Section 11.2(ii))], and (c) all other Rent then due and payable hereunder, it being understood that until such Stipulated Loss Value and other sums are paid, there shall be no abatement or reduction of Basic Rent;

provided that in the event at any time a Responsible Officer of Lessee shall
--------
have actual knowledge of the occurrence or deemed occurrence of an Event of Loss with respect to an aggregate of 15 or more Units as to which Lessee would otherwise be obligated to make payment pursuant to the second proviso to paragraph (i) above or pursuant to paragraph (ii) above on a Rent Payment Date, then Lessee shall thereupon give Lessor and the Indenture Trustee notice that in lieu of making payments with respect to such Units as otherwise above provided on a Rent Payment Date, Lessee will make a payment with respect to such Units on the next succeeding Determination Date which is at least 25 days after such notice, and on such Determination Date Lessee shall pay, in lieu of the amounts otherwise required to be paid in respect of such Units on a Rent Payment Date as provided above, (a) an amount equal to the Stipulated Loss Value of such Units determined as of such Determination Date, (b) if such Determination Date is also a Rent Payment Date, all Basic Rent payable on such date in respect of such Units (exclusive of any in advance Basic Rent due on such date) and (c) all other Rent then due and payable hereunder, it being understood that until such Stipulated Loss Value and other sums are paid, there shall be no abatement or reduction of Basic Rent.

          Section 11.3   Rent Termination.  Upon the replacement of any Unit or
                         ----------------
Units in compliance with Sections 11.2(i) and 11.4(b) (but only as to replaced Units and not any Replacement Unit) or upon the payment of all sums required to be paid pursuant to Section 11.2 in respect of any Unit or Units, the Lease Term with respect to such Unit or Units and the obligation to pay Basic Rent for such Unit or Units accruing subsequent to the date of payment of Stipulated Loss Value or date of conveyance of such Replacement Unit or Units pursuant to Section 11.2 shall terminate; provided that Lessee shall be
                                          --------
obligated to pay all Rent in respect of such Unit or Units which is payable under Section 11.2 with respect to such payment of Stipulated Loss Value or such replacement of such Unit or Units and in respect of all other Units then continuing to remain subject to this Lease.

          Section 11.4   Disposition of Equipment; Replacement of Unit.    (a)
                         ---------------------------------------------
Upon the payment of all sums required to be paid pursuant to Section 11.2 in respect of any Unit or Units, Lessor will convey to Lessee or its designee all right, title and interest of Lessor in and to such Unit or Units, "as is", "where is", without recourse or warranty, except for a warranty against Lessor's Liens, and shall execute and deliver to Lessee or its designee such bills of sale and other documents and instruments as Lessee or its designee may reasonably request to evidence such conveyance. As to each separate Unit so disposed of, so long as no Lease Event of Default shall have occurred and be continuing, Lessee or its designee shall be entitled to any amounts arising from such disposition, plus any awards, insurance or other proceeds and damages received by Lessee, Lessor or the Indenture Trustee by reason of such Event of Loss after having paid the Stipulated Loss Value and any other Rent attributable thereto.

          (b) At the time of or prior to any replacement of any Unit or Replacement Unit, Lessee, at its own expense, will (A) furnish Lessor with a Bill of Sale with respect to the Replacement Unit substantially in the form delivered pursuant to Section 4.1(g) of the Participation Agreement, (B) cause a Lease Supplement substantially in the form of Exhibit A hereto, subjecting such
                                              ---------
Replacement Unit to this Lease, and duly executed by Lessee, to be delivered to Lessor for execution and, upon such execution, to be filed for recordation in the same manner as provided for the original Lease Supplement in Section 16.1,
(C) so long as the Indenture shall not have been satisfied and discharged, cause an Indenture Supplement substantially in the form of Exhibit A to the Indenture
                                                     ---------
for such Replacement Unit, to be delivered to Lessor and to the Indenture Trustee for execution and, upon such execution, to be filed for recordation in the same manner and within the same time periods as provided for the original Indenture Supplement in Section 16.1, (D) furnish Lessor with an opinion of Lessee's counsel (which may be Lessee's General Counsel or Assistant General Counsel), (x) to the effect that the Bill of Sale referred to in clause (A) above constitutes an effective instrument for the conveyance of title to the Replacement Unit to Lessor, and that legal and beneficial title to the Replacement Unit has been delivered to Lessor, free and clear of all Liens (other than Permitted Liens of the type described in clause (ii) with respect to sublessees, and in clauses (iii), (iv), (vi) and (vii) of the definition thereof), and (y) describing all filings and recordings and other actions necessary or appropriate to protect the respective interests of Lessor and the Indenture Trustee in the Replacement Units, (E) furnish Owner Participant with either (I) an opinion of tax counsel (who shall be, and which opinion shall be in form and substance reasonably acceptable to the Owner Participant) that the Owner Participant will not suffer any adverse tax consequences as a result of such substitution, or (II) an agreement to indemnify Owner Participant against any adverse tax consequences suffered as a result of such replacement, (F) furnish Lessor with an engineer's certificate (which may be from an employee of Lessee) certifying as to the utility, capacity, condition, model year and remaining useful life required under clause (i) of Section 11.2, (G) furnish to Lessor and the Indenture Trustee an Officer's Certificate certifying that the Replacement Unit has a fair market value, utility, capacity, model year and remaining economic useful life and condition at least equal to the Unit being replaced and is free and clear of all Liens

(other than Permitted Liens of the type described in clause (ii) with respect to sublessees, and in clauses (iii), (iv), (vi) and (vii) of the definition thereof), and (H) furnish such other documents and evidence as Owner Participant, Lessor or the Indenture Trustee, or their respective counsel, may reasonably request in order to establish the consummation of the transactions contemplated by this Section 11.4. For all purposes hereof, (i) Lessee shall be deemed to have complied with the requirements of this Section 11.4(b) as of the date of its delivery to Lessor, the Participants and the Indenture Trustee of the documents and instruments referred to in the foregoing clauses (A) through
(H), signed by Lessee or its counsel, as applicable, in due form for any required filing or recording, and such filing or recording shall have been made if such documents and instruments have been executed and delivered by the Lessor or Indenture Trustee or both of them in a timely manner, (ii) title to the Replacement Unit shall be deemed to have been transferred to Lessor as of such date, and (iii) upon such passage of title thereto to Lessor the Replacement Unit shall be deemed part of the property leased hereunder and the Replacement Unit shall be deemed a "Unit" of Equipment as defined herein. Upon such passage
                        ----
of title, Lessor will transfer to Lessee, "as is" and "where is" and without recourse or warranty (except as to Lessor's Liens), all Lessor's right, title and interest in and to the replaced Unit, and upon such transfer, Lessor will request in writing that the Indenture Trustee execute and deliver to Lessee an appropriate instrument releasing such replaced Unit from the lien of the Indenture. Lessee shall pay all reasonable out of pocket costs and expenses (including reasonable legal fees and expenses) incurred by Lessor, Owner Participant and the Indenture Trustee in connection with any replacement pursuant to this Section 11.4.

          Section 11.5   Eminent Domain.  In the event that during the Lease
                         --------------
Term the use of any Unit is requisitioned or taken by any governmental authority under the power of eminent domain or otherwise for a period which does not constitute an Event of Loss, all of Lessee's obligations under the Operative Agreements, including without limitation, Lessee's obligation to pay all installments of Basic Rent, shall continue for the duration of such requisitioning or taking. Lessee shall be entitled to receive and retain for its own account all sums payable for any such period by such governmental authority as compensation for requisition or taking of possession. Any amount referred to in this Section 11.5, in Section 11.4(a) or in Section 12 which is payable to Lessee shall not be paid to Lessee, or if it has been previously paid directly to Lessee, shall not be retained by Lessee, if at the time of such payment a Lease Default under Section 14(g) or Section 14(h) or a Lease Event of Default shall have occurred and be continuing, but shall be paid to and held by Lessor pursuant to Section 24, or if the Indenture shall not then have been discharged pursuant to its terms, to the Indenture Trustee, as security for the obligations of Lessee under this Lease, and at such time as there shall not be continuing any such Lease Default or Lease Event of Default, such amount shall be paid to Lessee.

      SECTION 12.  Insurance.
                   ---------

          Section 12.1   Insurance.  Lessee will at all times after delivery and
                         ---------
acceptance of each Unit, at its own expense, keep or cause to be kept such Unit insured by a reputable insurance company or companies in amounts and against risks and with deductibles and terms and conditions not less than the insurance, if any, maintained by Lessee with respect to similar equipment which it owns or leases, but in no event shall such coverage be for amounts or against risks less than the prudent industry standard for companies engaged in full service leasing of railcars. Without limiting the foregoing, Lessee will in any event:

          (a) keep each Unit of the Equipment insured against physical damage in an amount not less than the Stipulated Loss Value attributable thereto as shown on Schedule 4 to the Participation Agreement, subject to a limit of not less than $10 million per occurrence (except for a $10 million annual aggregate each for flood and earth movement), provided that such coverage may provide for
                               --------
deductible amounts of not more than $1,000,000 per occurrence; and

          (b) maintain public liability insurance naming Owner Participant, the Lessor, the Trust Company and the Indenture Trustee as additional insureds (but only with respect to liability arising out of or related to the Operative Agreements and the Equipment) against bodily injury, death or property damage arising out of the use or operation of the Equipment with general and excess liability limits of not less than $50,000,000 per occurrence or in the aggregate, provided that such coverage may provide for deductible amounts not
           --------
exceeding the lesser of (x) $10,000,000 or (y) 5% of the book value of the railcar fleet of Lessee.

          It is understood and agreed that the insurance required hereunder may be part of a company-wide insurance program, including risk-retention and self-insurance. Any policy of insurance maintained in accordance with this Section
12.1 and any policy purchased in substitution or replacement for any of such policies shall provide that if any such insurance is cancelled or terminated for any reason whatever (other than upon normal policy expiration), Lessor, Indenture Trustee and Owner Participant shall receive 30 days' prior written notice of such cancellation or termination.

          Section 12.2   Physical Damage Insurance.   (a)  The insurance
                         -------------------------
maintained pursuant to Section 12.1(a) shall provide that (i) so long as the Equipment Notes remain outstanding, the proceeds up to the Stipulated Loss Value, for any loss or damage to any Unit shall be made to the Indenture Trustee under a standard loss payable clause, and thereafter to Lessor and (ii) so long as no Lease Event of Default shall have occurred and be continuing, Lessee will be entitled, at its own expense, to make all proofs of loss and take all other steps necessary to collect the proceeds of such insurance.

          (b) In lieu of maintaining the physical damage insurance required by
Section 12.1(a), Lessee may self-insure with respect to the Equipment for such amounts and against such risks as shall be consented to by Lessor and the Indenture Trustee, which consent shall be based upon reasonable practices then in effect in the railcar leasing and insurance industries and upon the financial condition of Lessee.

          (c) The entire proceeds of any property insurance or third party payments for damages to any Unit received by Lessor or the Indenture Trustee shall be held by such party until, with respect to such Unit, the repairs referred to in clause (i) below are made as specified therein or payment of the Stipulated Loss Value is made, and such entire proceeds will be paid, so long as no Lease Event of Default shall have occurred and be continuing, either:

                    (i) to Lessee promptly following receipt by the Indenture Trustee or Lessor, as the case may be, of a written application signed by Lessee for payment to Lessee for repairing or restoring the Units which have been damaged so long as (1) Lessee shall have complied with the applicable provisions of the Lease, and (2) Lessee shall have certified that any damage to such Units shall have been fully repaired or restored; or

                    (ii) if this Lease is terminated with respect to such Unit because of an Event of Loss and Lessee has paid the Stipulated Loss Value due as a result thereof, such proceeds shall be promptly paid over to, or retained by, Lessee.

          Section 12.3   Public Liability Insurance.   (a)  The public liability
                         --------------------------
insurance referred to in paragraph 12.1(b) shall (i) provide that in as much as such policies cover more than one insured, all terms, conditions, insuring agreements and endorsements, with the exception of limits of liability and liability for premiums, commissions, assessments or calls (which shall be solely a liability of Lessee), shall operate in the same manner as if there were a separate policy or policies covering each insured, (ii) waive any rights of subrogation of the insurers against Owner Participant, Lessor, the Trust Company and the Indenture Trustee, (iii) provide that none of Owner Participant, Lessor, the Trust Company, or Indenture Trustee shall have any responsibility for any insurance premiums, whether for coverage before or after cancellation or termination of any such policies as to Lessee and (iv) be primary without contribution from any similar insurance maintained by Owner Participant, Lessor or the Indenture Trustee.

               (b) Lessee shall use its reasonable efforts to obtain public liability insurance policies stipulating that coverage thereunder will not be invalidated (as to Owner Participant, Lessor, the Trust Company and the Indenture Trustee) due to any action or inaction of Lessee or any other Person (other than Owner Participant, Lessor or the Indenture Trustee, but only in respect of their respective coverages), but shall be under no obligation to obtain such policies containing such stipulations if they are not available to Lessee at commercially reasonable rates in the markets in which Lessee has then placed its insurance program.

               (c) In the event any public liability insurance policy or coverage thereunder which is required to be maintained under Section 12.1(b) shall not be available to Lessee in the commercial insurance market on commercially reasonable terms, Lessor shall not unreasonably withhold its agreement to waive such requirement. Lessee shall make written request for any such waiver in writing, accompanied by written reports prepared, at Lessee's option, either by (i) one independent insurance advisor chosen by Lessee and Lessor or (ii) three independent insurance advisors, one chosen by Lessor, one chosen by Lessee and one chosen by the other two advisors (one of which may be the regular insurance broker of Lessee), in either case, such independent insurance advisors being of recognized national standing. The fees and expenses of all such advisors shall be paid by Lessee. The written reports required hereunder shall (x) state that such insurance (or the required coverage thereunder) is not reasonably available to Lessee at commercially reasonable premiums in the commercial insurance markets within which Lessee normally purchases its insurance from insurers, acceptable to Lessee, with a Best's rating of A- or better for railcars of similar type and capacity and (y) explain in detail the basis for such conclusions. Upon the granting of any such waiver, Lessee shall within 15 days thereafter certify to Lessor in writing the cost (on a fleet-wide basis) of liability insurance premiums for the coverage required by Section 12.1(b) for the immediately preceding fiscal year; and in the event that any such certificate is not received by Lessor within such 15 day period, any such waiver shall be deemed revoked. At any time after the granting of such waiver, but not more often than once a year, Lessor may make a written request for a supplemental report (in form reasonably acceptable to Lessor) from such insurance advisor(s) updating the prior report and reaffirming the conclusions set forth therein. Lessee shall provide any such required supplemental report within 60 days after receipt of the written request therefor. Any such waiver shall be effective for only as long as such insurance is not reasonably available to Lessee in the commercial markets in which Lessee normally purchases its insurance at commercially reasonable rates, it being understood that the failure of Lessee to furnish timely any such supplemental report shall be conclusive evidence that such condition no longer exists. If such supplemental report shows that such coverage is available, Lessee shall within 90 days of such report obtain such insurance coverage. During any period with respect to which such waiver has been granted and remains in effect under this Section 12.3(c), Lessee shall obtain public liability insurance as set forth in Section 12.1(b) from such carriers, in such amounts and with coverage limits and deductibles as is prudent under the circumstances, but in any event in an amount that may be purchased for a premium equal to 110% of Lessee's cost (on a fleet-wide basis) of public liability insurance premiums for the coverage required by Section 12.1(b) for the fiscal year immediately preceding the fiscal year in which such waiver first was granted.

          Section 12.4   Certificate of Insurance.  Lessee shall, prior to the
                         ------------------------
Closing Date and when the renewal certificate referred to below is sent (but in any event not less than annually), furnish Lessor, the Indenture Trustee and the Owner Participant with a certificate signed by the insurer or an independent insurance broker showing the insurance then maintained by Lessee pursuant to this Section. With respect to any renewal policy or policies, certificates or binders evidencing such renewal shall be furnished as soon as practicable, but in no event later than 30 days after the earlier of the date such renewal is effected or the expiration date of the original policy or policies. Simultaneously, with the furnishing of such certificate, Lessee will provide appropriate evidence, reasonably satisfactory to Lessor and the Indenture Trustee, that all premiums due on such insurance have been paid.

          Section 12.5   Additional Insurance.  In the event that Lessee shall
                         --------------------
fail to maintain insurance as herein provided, in Section 12.1 or, if applicable, Section 12.3, Lessor may at its option, upon prior written notice to Lessee, provide such insurance and, in such event, Lessee shall, upon demand from time to time, reimburse Lessor for the cost thereof together with interest from the date of payment thereof at the Late Rate, on the amount of the cost to Lessor of such insurance which Lessee shall have failed to maintain. If after Lessor has provided such insurance, Lessee then obtains the coverage provided for in Section 12.1 which was replaced by the insurance provided by Lessor, and Lessee provides Lessor with evidence of such coverage reasonably satisfactory to Lessor, Lessor shall cancel the insurance it has provided pursuant to the first sentence of this Section 12.5. In such event, Lessee shall reimburse Lessor for all costs to Lessor of cancellation, including without limitation any short rate penalty, together with interest from the date of Lessor's payment thereof at the Late Rate. In addition, at any time Lessor (either directly or in the name of Owner Participant) may at its own expense carry insurance with respect to its interest in the Units, provided that such insurance does not interfere with Lessee's ability to insure the Equipment as required by this Section 12 or adversely affect Lessee's insurance or the cost thereof, it being understood that all salvage rights to each Unit shall remain with Lessee's insurers at all times. Any insurance payments received from policies maintained by Lessor pursuant to the previous sentence shall be retained by Lessor without reducing or otherwise affecting Lessee's obligations hereunder, other than with respect to Unit(s) with respect to which such payments have been made.

      SECTION 13.  Reports; Inspection.
                   -------------------

          Section 13.1   Duty of Lessee to Furnish.  On or before April 30,
                         -------------------------
2001, and on or before each April 30 thereafter, Lessee will furnish to Lessor, Owner Participant and the Indenture Trustee an accurate statement, as of the preceding December 31, (a) showing the amount, description and reporting marks of the Units then leased hereunder, the amount, description and reporting marks of all Units that may have suffered an Event of Loss during the 12 months ending on such December 31 (or since the Closing Date, in the case of the first such statement), and such other information regarding the condition or repair of the Equipment as Lessor may reasonably request, (b) stating that, in the case of all Equipment repainted during the period covered by such statement, the markings required by Section 4.2 hereof shall have been preserved or replaced, (c) showing the percentage of use in each state in the United States and in both Canada and Mexico based on the total mileage traveled by all railcars in Lessee's fleet (or by the Units, if and to the extent generally made available to Lessee in the ordinary course with respect to railcars in general interchange service similar to the Units) for the prior calendar year as reported to Lessee by railroads (provided, that Lessee shall cooperate with Owner Participant and Lessor and shall provide such additional information on such matters as Owner Participant or Lessor may reasonably request to enable Owner Participant and Lessor to pursue or fulfill their respective tax audit and tax litigation rights and obligations), and (d) stating that Lessee is not aware of any condition of any Unit which would cause such Unit not to comply in any material respect with the rules and regulations of the FRA and the interchange rules of the Field Manual of the AAR as they apply to the maintenance and operation of the Equipment in interchange.

          Section 13.2   Lessor's Inspection Rights.  Lessor, Owner Participant
                         --------------------------
and the Indenture Trustee each shall have the right, but not the obligation, at their respective sole cost, expense and risk (including, without limitation, the risk of bodily injury or death), by their respective authorized representatives, to inspect (a) the Equipment and Lessee's records with respect thereto, and (b) following the occurrence of a Lease Default and during the continuance thereof, or following notice by Lessee that it will be returning any Unit to Lessor pursuant to Section 10 or Section 22, any sublease of the Equipment and Lessee's records with respect thereto. All inspections shall be conducted during Lessee's normal business hours, on Lessee's premises or in areas that are not the premises of a sublessee to which Lessee has reasonable access, and upon reasonable prior notice to Lessee. Lessee shall not be liable for any injury to, or the death of, any Person exercising, either on behalf of Lessor, any Owner Participant, the Indenture Trustee or any prospective user, the rights of inspection granted under this Section 13.2 unless caused by Lessee's gross negligence or wilful misconduct. No inspection pursuant to this Section 13.2 shall interfere with the use, operation or maintenance of the Equipment or the ordinary course of Lessee's or any sublessee's business, and Lessee shall not be required to undertake or incur any additional liabilities in connection therewith.

      SECTION 14.  Lease Events of Default.
                   -----------------------

          The following events shall constitute Lease Events of Default hereunder (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and each such Lease Event of Default shall be deemed to exist and continue so long as, but only as long as, it shall not have been remedied:

               (a) Lessee shall fail to make any payment of Basic Rent, Special Purchase Price, Early Purchase Price, Basic Term Purchase Price or any other purchase price to be paid by Lessee for any Units pursuant to this Lease or the Participation Agreement, Stipulated Loss Value or Termination Value within 10 Business Days after the same shall have become due; or

               (b) Lessee shall fail to make any payment of Supplemental Rent, including indemnity or tax indemnity payments, but not including Stipulated Loss Value, Special Purchase Price, Early Purchase Price, Basic Term Purchase Price or any other purchase price to be paid by Lessee for any Units pursuant to this Lease or the Participation Agreement after the same shall have become due and such failure shall continue unremedied for 10 Business Days after receipt by Lessee of written notice of such failure from Lessor, Owner Participant or the Indenture Trustee; or

               (c) Lessee shall fail to maintain in effect the insurance required by Section 12 and such failure shall not have been waived as provided for therein; or

               (d) Lessee shall make or permit any possession of the Equipment or any portion thereof not permitted by this Lease, provided that such
                                                    --------
unauthorized possession shall not constitute a Lease Event of Default for a period of 45 days after the occurrence thereof so long as (i) such unauthorized possession is not the result of any willful action of Lessee and (ii) such unauthorized possession is capable of being cured and Lessee diligently pursues such cure throughout such 45-day period; or Lessee shall make or permit any unauthorized assignment or transfer of this Lease in violation of Section 18.2; or

               (e) Lessee shall fail to observe or perform any of the covenants or agreements to be observed or performed by Lessee in Section 6.8 of the Participation Agreement, and such failure shall continue unremedied for 30 days during which period Lessee diligently pursues the cure of such failure; or

               (f) any representation or warranty made by Lessee in any Lessee Agreement (other than the Tax Indemnity Agreement) is untrue or incorrect in any material respect as of the date of making thereof and such untruth or incorrectness shall continue to be material and unremedied for a period of 30 days after receipt by Lessee of written notice thereof from Lessor, Owner Participant or the Indenture Trustee; provided that, if such untruth or
                                      --------
incorrectness is capable of being remedied, no such untruth or incorrectness shall constitute a Lease Event of Default hereunder for a period of 60 days after receipt of such notice so long as Lessee is diligently proceeding to remedy such untruth or incorrectness and shall in fact remedy such untruth or incorrectness within such period; provided that such untrue or
                                                  --------
incorrect representation or warranty shall be deemed to be remedied only after all adverse consequences thereof, if any, have been remedied; or

               (g) Lessee shall (i) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or (ii) consent to any such relief or to the appointment of or taking possession by any such official in any voluntary case or other proceeding commenced against it, or (iii) admit in writing its inability to pay its debts generally as they come due, or (iv) make a general assignment for the benefit of creditors, or (v) take any corporate action to authorize any of the foregoing; or

               (h) an involuntary case or other proceeding shall be commenced against Lessee seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or

               (i) Lessee shall fail to observe or perform any other of the covenants or agreements to be observed or performed by Lessee under any Lessee Agreement (other than the Tax Indemnity Agreement) or any certificate and such failure shall continue unremedied for 30 days after notice from Lessor, Owner Participant or the Indenture Trustee to Lessee, specifying the failure and demanding the same to be remedied; provided that, if such failure is capable of
                                   --------
being remedied, and the remedy requires an action other than, or in addition to, the payment of money, no such failure (other than one relating to the payment of such money) shall constitute a Lease Event of Default hereunder for a period of 90 days after receipt of such notice so long as Lessee is diligently proceeding to remedy such failure and shall in fact remedy such failure within such period;

provided that, notwithstanding anything to the contrary contained in this Lease,
--------
any failure of Lessee to perform or observe any covenant or agreement herein shall not constitute a Lease Event of Default if such failure is caused solely by reason of an event referred to in the definition of "Event of Loss" so long
                                                        -------------
as Lessee is continuing to comply with the applicable terms of Section 11.

      SECTION 15.  Remedies.
                   --------

          Section 15.1   Remedies.  Upon the occurrence of any Lease Event of
                         --------
Default and at any time thereafter so long as the same shall be continuing, Lessor may, at its option, declare this Lease to be in default by a written notice to Lessee (except that this Lease shall, without any action on the part of Lessor, be automatically deemed to have been declared in default upon the occurrence of a Lease Event of Default described in Section 14(g) or (h)); and at any time thereafter, unless Lessee shall have remedied all outstanding Lease Events of Default prior to the commencement of the exercise by Lessor of any of its remedies hereunder, Lessor may do one or more of the following as Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, applicable law then in effect:

          (a) proceed by appropriate court action or actions, either at law or in equity, to enforce performance by Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof;

          (b) by notice in writing to Lessee, Lessor may demand that Lessee, and Lessee shall, upon written demand of Lessor and at Lessee's expense, forthwith return all or any part of the Equipment to Lessor or its order in the manner and condition required by, and otherwise in accordance with all of the provisions of
Section 15.6; or Lessor with or without notice or judicial process may by its agents enter upon the premises of Lessee or other premises where any of the Equipment may be located and take possession of and remove all or any of the Units, and Lessor may use and employ in connection with such removal any services, aids, equipment, trackage and other facilities of Lessee as is reasonably required to remove such Units and thenceforth hold, possess and enjoy the same free from any right of Lessee, or its successor or assigns, to use such Units for any purpose whatever;

          (c) sell any Unit at public or private sale in such manner as Lessor may determine, free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such sale or for the proceeds thereof (except to the extent required by paragraph (f) below if Lessor elects to exercise its rights under said paragraph), in which event Lessee's obligation to pay Basic Rent with respect to such Unit hereunder due for any periods subsequent to the date of such sale shall terminate (except to the extent that Basic Rent is to be included in computations under paragraph (e) or (f) below if Lessor elects to exercise its rights under either of said paragraphs);

          (d) hold, keep idle or lease to others any Unit as Lessor in its sole discretion may determine, free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction or for any proceeds with respect thereto, except that Lessee's obligation to pay Basic Rent with respect to such Unit due for any periods subsequent to the date upon which Lessee shall have been deprived of possession and use of such Unit pursuant to this Section 15 shall be reduced by the net proceeds, if any, received by Lessor from leasing such Unit to any Person other than Lessee;

          (e) whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under paragraph (a), (b), (c) or (d) above with respect to any Unit, Lessor, by written notice to Lessee specifying a payment date (which date shall be a Determination Date for the purposes of computing Stipulated Loss Value) which shall be not less than 30 days after the date of such notice, may demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent for such Unit due after the payment date specified in such notice), all Rent due and payable, or accrued, for such Unit as of the payment date specified in such notice (exclusive of any Basic Rent first becoming due on such date) plus whichever of the following amounts Lessor, in its sole discretion, shall specify in such notice: (i) an amount with respect to each such Unit which represents the excess of the present value, at the time of such payment date, of all rentals for such Unit which would otherwise have accrued hereunder from such payment date for the remainder of the Basic Term or any Renewal Term then in effect over the then present value of the then Fair Market Rental Value of such Unit (taking into account its actual condition) for such period computed by discounting from the end of such Term to such payment date rentals which Lessor reasonably estimates to be obtainable for the use of such Unit during such period, such present value to be computed in each case on a basis of a per annum discount at the Debt Rate, compounded semiannually from the respective dates upon which rentals would have been payable hereunder had this Lease not been terminated plus an amount equal to the Deferred Adjustment Amount, if any, provided, however, the Prepaid Adjustment Amount, if any, shall be a credit against amounts payable by Lessee pursuant to this Section 15.1(e)(i); or (ii) an amount equal to the excess, if any, of the Stipulated Loss Value for such Unit computed as of the payment date specified in such notice over the Fair Market Sales Value of such Unit (taking into account its actual condition) as of the payment date specified in such notice; or (iii) if Lessor shall not have sold such Unit pursuant to the exercise of its rights under paragraph (c) above with respect to such Unit, an amount equal to the higher of Stipulated Loss Value for such Unit computed as of the payment date specified in such notice or the Fair Market Sales Value of such Unit (assuming it is in the condition required by this Lease) as of the payment date specified in such notice, provided, however, in the event that the Fair Market Sales Value with respect to such Unit referred to above exceeds Termination Value for such Unit, then (a) Lessee shall receive a credit against amounts payable to Lessor pursuant to this Section 15.1(e) (iii) in an amount equal to the lesser of (I) the Prepaid Adjustment Amount, if any, and (II) the amount that such Fair Market Sales Value exceeds the Termination Value for such Unit and (b) Lessee shall pay to Lessor an amount equal to the Deferred Adjustment Amount, if any; and upon payment by Lessee pursuant to said clause (iii) of such Stipulated Loss Value or Fair Market Sales Value, as the case may be, and of all other amounts payable by Lessee under this Lease and under the other Operative Agreements in respect of such Unit, Lessor shall transfer "as is" and "where is" and without recourse or warranty all right, title and interest of Lessor in and to such Unit to Lessee or as it may direct, and Lessor shall execute and deliver such documents evidencing such transfer as Lessee shall reasonably request;

          (f) if Lessor shall have sold any Unit pursuant to paragraph (c) above, Lessor, in lieu of exercising its rights under paragraph (e) above with respect to such Unit may, if it shall so elect, demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent for such Unit due subsequent to the Rent Payment Date next preceding such sale), any accrued and unpaid Rent for such Unit as of the date of such sale (Basic Rent for this purpose accruing at a per diem rate equal to the semiannual amount due on the next following Rent Payment Date divided by 180), plus the amount, if any, by which the Stipulated Loss Value of such Unit computed as of the Rent Payment Date next preceding the date of such sale or, if such sale occurs on a Rent Payment Date, then computed as of such Rent Payment Date, exceeds the net proceeds of such sale, plus interest on such amounts from the date of such sale to the date of payment at the Late Rate; and

               (g) Lessor may terminate the leasing of any or all Units under this Lease or may exercise any other right or remedy that may be available to it under applicable law.

          In addition, Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent due hereunder before or during the exercise of any of the foregoing remedies (exclusive of any in advance Basic Rent due on such date), and for legal fees and other costs and expenses incurred by reason of the occurrence of any Lease Event of Default or the exercise of Lessor's remedies with respect thereto, including without limitation the repayment in full of any costs and expenses necessary to be expended in repairing any Unit in order to cause it to be in compliance with all maintenance and regulatory standards imposed by this Lease.

          Section 15.2   Cumulative Remedies.  The remedies in this Lease
                         -------------------
provided in favor of Lessor shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other remedies in its favor existing at law or in equity. Lessee hereby waives any mandatory requirements of law, now or hereafter in effect, which might limit or modify any of the remedies herein provided, to the extent that such waiver is permitted by law. Lessee hereby waives any and all existing or future claims of any right to assert any offset or counterclaim against the Rent payments due hereunder, and agrees to make the rent payments regardless of any offset or counterclaim or claim which may be asserted by Lessee on its behalf in connection with the lease of the Equipment. Lessee further agrees that Lessee's obligations to pay all Rent (including, without limitation, all Basic Rent and Supplemental Rent) and its obligations to maintain the Equipment pursuant to Section 8 hereof and to maintain the insurance pursuant to Section 12 hereof shall constitute monetary obligations of the Lessee for all purposes of Section 365 of the Bankruptcy Code. To the extent permitted by applicable law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise that may require Lessor to sell, lease or otherwise use the Equipment in mitigation of Lessor's damages as set forth in Section 15.1 or that may otherwise limit or modify any of Lessor's rights and remedies provided in this Section 15.

          Section 15.3   No Waiver.  No delay or omission to exercise any right,
                         ---------
power or remedy accruing to Lessor upon any breach or default by Lessee under this Lease shall impair any such right, power or remedy of Lessor, nor shall any such delay or omission be construed as a waiver of any breach or default, or of any similar breach or default hereafter occurring; nor shall any waiver of a single breach or default be deemed a waiver of any subsequent breach or default.

          Section 15.4   Notice of Lease Default.  Lessee agrees to furnish to
                         -----------------------
Lessor, Owner Participant and the Indenture Trustee, promptly upon any officer acquiring actual knowledge of any condition which constituted or constitutes a Lease Default under this Lease, written notice specifying such condition and the nature and status thereof.

          Section 15.5   Lessee's Duty to Furnish Information with Respect to
                         ----------------------------------------------------
Subleases. Upon the declaration of a Lease Event of Default pursuant to Section
---------
14(a), (b), (d) (with respect to the Units affected thereby), (g) or (h), Lessor may request that Lessee deliver to Lessor, and upon such request Lessee agrees that it will promptly provide to Lessor, a detailed list of all Units that are then being subleased by Lessee, the identity of the sublessees with respect to such Units, the identity of an employee or other agent of each such sublessee with whom Lessee regularly communicates with in respect of such Units and the most recent known location of such Units.

          Section 15.6   Lessee's Duty to Return Equipment Upon Default.  If
                         ----------------------------------------------
Lessor or any assignee of Lessor shall terminate this Lease pursuant to this
Section 15 and shall have provided to Lessee the written demand specified in
Section 15.1(b), Lessee shall forthwith deliver possession of the Equipment to Lessor (except where Lessor has received all amounts payable by Lessee pursuant to any notice provided by Lessor under Section 15.1(e)(iii)). For the purpose of delivering possession of any Unit to Lessor as above required, Lessee shall at its own cost, expense and risk (except as hereinafter stated):

               (a) Forthwith place such Equipment upon such storage tracks of Lessee or any of its affiliates or, at the expense of Lessee, on any other storage tracks, as Lessor may designate or, in the absence of such designation, as Lessee may select;

               (b) Permit Lessor to store such Equipment on such tracks without charge for insurance, rent or storage until such Equipment has been sold, leased or otherwise disposed of by Lessor and during such period of storage Lessee shall continue to maintain all insurance required by Section 12.1 hereof; and

               (c) Transport the Equipment to any place on any lines of railroad or to any connection carrier for shipment, all as Lessor may direct in writing.

All Equipment returned shall be in the condition required by Section 6.2 hereof.

          All amounts earned in respect of the Equipment after the date of termination of this Lease pursuant to this Section 15, but not exceeding amounts actually received therefor, shall be paid to Lessor or, so long as the Indenture shall not have been discharged pursuant to its terms, the Indenture Trustee, and, if received by Lessee, shall be promptly turned over to Lessor or the Indenture Trustee as aforesaid. In the event any Unit is not assembled, delivered and stored as hereinabove provided within 15 days after the termination of the leasing of such Unit pursuant to Section 15, Lessee shall, in addition, pay to Lessor or the Indenture Trustee as aforesaid as liquidated damages and not as a penalty, for each day thereafter an amount equal to the amount, if any, by which the higher of (i) an amount equal to 110% of the daily equivalent of the Basic Rent in effect immediately prior to the expiration of the Lease for such Unit and (ii) 125% of the Fair Market Rental Value for such Unit (determined upon the assumption that such Unit is in the condition required by the terms of this Lease) for each such day exceeds the amount, if any, received by Lessor or the Indenture Trustee as aforesaid (either directly or from Lessee) for such day for such Unit pursuant to the preceding sentence.

          Section 15.7   Specific Performance; Lessor Appointed Lessee's Agent.
                         -----------------------------------------------------
The assembling, delivery, storage and transporting of the Equipment as provided in Section 15.6 are of the essence of this Lease, and upon application to any court of equity having jurisdiction in the premises, Lessor shall be entitled to a decree against Lessee requiring specific performance of the covenants of Lessee so to assemble, deliver, store and transport the Equipment. Without in any way limiting the obligation of Lessee under the provisions of
Section 15.6, Lessee hereby irrevocably appoints Lessor as the agent and attorney of Lessee, with full power and authority, at any time while Lessee is obligated to deliver possession of any Units to Lessor pursuant to this Section 15, to demand and take possession of such Unit in the name and on behalf of Lessee from whosoever shall be at the time in possession of such Unit.

      SECTION 16.  Filings; Further Assurances.
                   ---------------------------

          Section 16.1   Filings.   This Lease or a counterpart or copy hereof
                         -------
or evidence hereof may be filed or recorded in any public office as may be necessary or appropriate to protect the interest of Lessor, Owner Participant or the Indenture Trustee herein or in the Units. On or prior to the Closing Date Lessee will cause this Lease, the Lease Supplements dated the Closing Date, the Indenture and the Indenture Supplements dated the Closing Date (i) to be duly filed and recorded with the STB in accordance with 49 U.S.C. (S)11301, (ii) to be deposited with the Registrar General of Canada pursuant to Section 105 of the Canada Transportation Act (and all necessary actions shall have been taken for publication of such deposit in The Canada Gazette in accordance with said
Section 105) and (iii) will furnish Lessor, the Indenture Trustee and Owner Participant proof thereof.

          Section 16.2   Further Assurances.  Lessee will duly execute and
                         ------------------
deliver to Lessor such further documents and assurances and take such further action as Lessor may from time to time reasonably request or as may be required by applicable law or regulation in order to effectively carry out the intent and purpose of this Lease and to establish and protect the rights and remedies created or intended to be created in favor of Lessor, Owner Participant and the Indenture Trustee hereunder, including, without limitation, the execution and delivery of supplements or amendments hereto, in recordable form, subjecting to this Lease any Replacement Unit and the recording or filing of counterparts hereof or thereof in accordance with the laws of such jurisdiction as Lessor may from time to time deem advisable.

          Section 16.3   Other Filings.  If, at any time during the Lease Term,
                         -------------
Mexico, or one or more states in Mexico, or any of the Canadian provinces establishes a state or provincial or other system for filing and perfecting the security and/or ownership interests of entities such as Lessor and/or the Indenture Trustee, at the time that Lessee takes such action with respect to other equipment similar to the Equipment (whether owned or leased by Lessee) and also upon the request of Lessor, at the direction of the Owner Participant, or the Indenture Trustee, Lessee shall cause any and all of the Operative Agreements to be recorded with or under such system and shall cause all other filings and recordings and all such other action required under such system to be effected and taken, in order to perfect and protect the respective right, title and interests of Lessor, Owner Participant and the Indenture Trustee.

          Section 16.4   Expenses.  Lessee will pay all costs, charges and
                         --------
expenses (including reasonable attorneys fees) incident to any such filing, refiling, recording and rerecording or depositing and re-depositing of any such instruments or incident to the taking of such action.

      SECTION 17.  Lessor's Right to Perform.  If Lessee fails to make any
                   -------------------------
payment required to be made by it hereunder or fails to perform or comply with any of its other agreements contained herein, Lessor may itself make such payment or perform or comply with such agreement, after giving not less than five Business Days' prior notice thereof to Lessee (except in the event that an Indenture Default resulting from a Lease Default or a Lease Event of Default shall have occurred and be continuing, in which event Lessor may effect such payment, performance or compliance to the extent necessary to cure such Indenture Default with notice given concurrently with such payment, performance or compliance), but shall not be obligated hereunder to do so, and the amount of such payment and of the reasonable expenses of Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Late Rate from such date of payment, to the extent permitted by applicable law, shall be deemed to be Supplemental Rent, payable by Lessee to Lessor on demand.

     SECTION 18.  Assignment.
                  ----------

          Section 18.1   Assignment by Lessor.  Lessee and Lessor hereby confirm
                         --------------------
that concurrently with the execution and delivery of this Lease, Lessor has executed and delivered to the Indenture Trustee the Indenture, which assigns as collateral security and grants a security interest in favor of the Indenture Trustee in, to and under this Lease and certain of the Rent payable hereunder (excluding Excepted Property), all as more explicitly set forth in the Indenture. Lessor agrees that it shall not otherwise assign or convey its right, title and interest in and to this Lease, the Equipment or any Unit, except as expressly permitted by and subject to the provisions of the Participation Agreement, the Trust Agreement and the Indenture.

          Section 18.2   Assignment by Lessee.  Except as otherwise provided in
                         --------------------
Section 8.3 or in the case of any requisition for use by any governmental authority or any agency or instrumentality thereof referred to in Section 11.1, Lessee will not, without the prior written consent of Lessor and the Indenture Trustee (which consent shall not be unreasonably withheld), assign any of its rights hereunder, except as provided herein and in the Participation Agreement;
                            --------
provided that Lessee may assign its rights and/or obligations hereunder to any
--------
corporation in accordance with the provisions of Section 6.8 of the Participation Agreement or to any corporation which is an Affiliate of Lessee, provided that in the case of an assignment to an Affiliate, (a) Lessor shall
--------
have received an instrument or instruments reasonably satisfactory to it, Owner Participant and the Indenture Trustee under which such Affiliate assumes the obligations of Lessee hereunder, and (b) Lessee irrevocably and unconditionally guarantees, pursuant to an agreement in form and substance reasonably satisfactory to Lessor, Owner Participant and the Indenture Trustee, such assignee's performance of all of such obligations as primary obligor and not as a surety.

          Section 18.3   Sublessee's Performance and Rights.  Any obligation
                         ----------------------------------
imposed on Lessee in this Lease shall require only that Lessee perform or cause to be performed such obligation, even if stated herein as a direct obligation, and the performance of any such obligation by any permitted assignee, sublessee or transferee under an assignment, sublease or transfer agreement then in effect and permitted by the terms of this Lease shall constitute performance by Lessee and discharge such obligation by Lessee. Except as otherwise expressly provided herein, any right granted to Lessee in this Lease shall grant Lessee the right to (a) exercise such right or permit such right to be exercised by any such assignee or transferee, or (b) in Lessee's capacity as sublessor pursuant to any sublease permitted pursuant to Section 8.3 hereof, permit any sublessee to exercise substantially equivalent rights under any such sublease as are granted to Lessee under this Lease; provided, however, that Lessee's right to
                                    -----------------
terminate this Lease pursuant to Section 10 and Lessee's purchase and renewal options set forth in Section 22 may be exercised only by Lessee itself or by any assignee or transferee of, or successor to, Lessee in a transaction permitted by
Section 6.8 of the Participation Agreement; provided, further, that nothing in
                                            -----------------
this Section 18.3 shall or shall be deemed to (i) create any privity of contract between any such sublessee, on the one hand, and any of Lessor, any Owner Participant or any subsequent transferee or Affiliate of any such Person, on the other hand, (ii) create any duty or other liability of any nature whatsoever on the part of any of Lessor, any Owner Participant or any subsequent transferee or Affiliate of any such Person, to any such sublessee or any Affiliate thereof, or
(iii) modify or waive any term or provision of Section 8.3 hereof, which Section
8.3 shall control if any conflict arises between any of the provisions thereof and this Section 18.3. The inclusion of specific references to obligations or rights of any such assignee, sublessee or transferee in certain provisions of this Lease shall not in any way prevent or diminish the application of the provisions of the two sentences immediately preceding with respect to obligations or rights in respect of which specific reference to any such assignee, sublessee or transferee has not been made in this Lease.

      SECTION 19.  Net Lease, etc.  This Lease is a net lease and Lessee's
                   ---------------
obligation to pay all Rent payable hereunder shall be absolute, unconditional and irrevocable and shall not be affected by any circumstance of any character including, without limitation, (i) any set-off, abatement, counterclaim, suspension, recoupment, reduction, rescission, defense or other right that Lessee may have against Lessor, Owner Participant, the Indenture Trustee or any holder of an Equipment Note or Pass Through Certificate, any vendor or manufacturer of any Unit, or any other Person for any reason whatsoever, (ii) any defect in or failure of title, merchantability, condition, design, compliance with specifications, operation or fitness for use of all or any part of any Unit, (iii) any damage to, or removal, abandonment, requisition, taking, condemnation, loss, theft or destruction of all or any part of any Unit or any interference, interruption, restriction, curtailment or cessation in the use or possession of any Unit by Lessee or any other Person for any reason whatsoever or of whatever duration, (iv) any insolvency, bankruptcy, reorganization or similar proceeding by or against Lessee, Lessor, Owner Participant, the Indenture Trustee, any holder of an Equipment Note or Pass Through Certificate or any other Person, (v) the invalidity, illegality or unenforceability of this Lease, any other Operative Agreement, or any other instrument referred to herein or therein or any other infirmity herein or therein or any lack of right, power or authority of Lessee, Lessor, Owner Participant, the Indenture Trustee, any holder of an Equipment Note or Pass Through Certificate or any other Person to enter into this Lease or any other Operative Agreement or to perform the obligations hereunder or thereunder or consummate the transactions contemplated hereby or thereby or any doctrine of force majeure, impossibility, frustration or failure of consideration, (vi) the breach or failure of any warranty or representation made in this Lease or any other Operative Agreement by Lessee, Lessor, Owner Participant, the Indenture Trustee, any holder of an Equipment Note or Pass Through Certificate or any other Person, (vii) the requisitioning, seizure or other taking of title to or use of such Unit by any government or governmental authority or otherwise, whether or not by reason of any act or omission of Lessor, Lessee or the Indenture Trustee, or any other deprivation or limitation of use of such Unit in any respect or for any length of time, whether or not resulting from accident and whether or not without fault on the part of Lessee, or (viii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing. To the extent permitted by applicable law, Lessee hereby waives any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Lease with respect to any Unit, except in accordance with the express terms hereof. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise, except as specifically provided herein, Lessee nonetheless agrees, to the maximum extent permitted by law, to pay to Lessor or to the Indenture Trustee, as the case may be, an amount equal to each installment of Basic Rent and all Supplemental Rent due and owing, at the time such payment would have become due and payable in accordance with the terms hereof had this Lease not been terminated in whole or in part. Each payment of Rent made by Lessee hereunder shall be final and Lessee shall not seek or have any right to recover all or any part of such payment from Lessor or any Person for any reason whatsoever. Nothing contained herein shall be construed to waive any claim which Lessee might have under any of the Operative Agreements or otherwise or to limit the right of Lessee to make any claim it might have against Lessor or any other Person or to pursue such claim in such manner as Lessee shall deem appropriate.

     SECTION 20.  Notices.  Unless otherwise expressly specified or permitted by
                  -------
the terms hereof, all communications and notices provided for herein shall be in writing or by facsimile capable of creating a written record, and any such notice shall become effective (i) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (ii) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (iii) in the case of notice by such facsimile, upon confirmation of receipt thereof, provided such transmission is promptly further confirmed in writing by either of the methods set forth in clause (i) or (ii), in each case addressed to the following Person at its respective address set forth below or at such other address as such Person may from time to time designate by written notice to the other Persons listed below:

     If to Lessor:       Wilmington Trust Company
                         Rodney Square North
                         1100 North Market Street
                         Wilmington, DE 19890-0001
                         Attention:        Corporate Trust Administration
                         Fax No.:          (302) 651-8882
                         Confirmation No.: (302) 651-1000

                                 With copies to Owner Participant.

     If to Owner Participant:     With copies to:

                                  Watson, Farley & Williams
                                  380 Madison Avenue
                                  New York, NY 10017
                                  Attention:        Caryn Hemsworth
                                  Facsimile:        (212) 922-1512
                                  Confirmation No.: (212) 922-2200

     If to the Indenture Trustee: Bank One, NA
                                  1 Bank One Plaza
                                  Suite IL1-0126
                                  Chicago, Illinois 60670-0126
                                  Attention:        Corporate Trust Services
                                                    Division
                                                    (GATX Trust No. 2000-2)
                                  Fax No.:          (312) 407-1708
                                  Confirmation No.: (312) 407-1892

     If to Lessee:                GATX Rail Corporation
                                  500 West Monroe Street
                                  Chicago, Illinois 60661
                                  Attention:        Treasurer
                                                    (GATX Trust No. 2000-2)
                                  Fax No.:          (312) 621-6645
                                  Confirmation No.: (312) 621-6200

     SECTION 21.  Concerning the Indenture Trustee.
                  --------------------------------

          Section 21.1   Limitation of the Indenture Trustee's Liabilities.
                         -------------------------------------------------
Notwithstanding any provision herein or in any of the Operative Agreements to the contrary, the Indenture Trustee's obligation to take or refrain from taking any actions, or to use its discretion (including, but not limited to, the giving or withholding of consent or approval and the exercise of any rights or remedies under such Operative Agreements), and any liability therefor, shall, in addition to any other limitations provided herein or in the other Operative Agreements, be limited by the provisions of the Indenture, including, but not limited to,
Article VI thereof.

          Section 21.2   Right, Title and Interest of the Indenture Trustee
                         --------------------------------------------------
Under Lease.  It is understood and agreed that the right, title and interest of
-----------
the Indenture Trustee in, to and under this Lease and the Rent due and to become due hereunder shall by the express terms granting and conveying the same be subject to the interest of Lessee in and to the Equipment.

     SECTION 22.  Purchase Options; Renewal Options.
                  ---------------------------------

          Section 22.1   (a)  Special Purchase Option.  Provided that no
                              -----------------------
Material Default or Lease Event of Default shall have occurred and be continuing at the time of the notice described below or on the date of the proposed purchase of Units pursuant to the terms of this Section 22.1(a) (unless (i) Lessor shall have waived such Material Default or Lease Event of Default solely for the purpose of this Section 22.1(a), (ii) in the case of a Lease Event of Default under Section 14(c), 14(d), 14(e), 14(f) or 14(i), Lessee shall have properly made a Special Purchase Defeasance after giving effect to the purchase described below, no such Lease Event of Default shall be continuing, or (iii) in the event of a Lease Event of Default under Section 14(g) or 14(h), Lessee shall have obtained a final, nonappealable order of a United States court having appropriate bankruptcy jurisdiction over Lessee which (x) authorizes such purchase and (y) is in form and substance satisfactory to Lessor and Indenture Trustee) and provided that Lessee shall have duly given the notice required by the next succeeding sentence, Lessee shall have the right and, upon giving of such notice, the obligation to purchase any or all of the Units then leased hereunder (as specified in such notice) on the Special Purchase Date at a price equal to the greater of the then applicable Termination Value for such Units and the then current Fair Market Sales Value for such Units as determined in accordance with Section 22.5 (the "Special Purchase Price"), provided that after
                                   ----------------------    --------
giving effect to such purchase (unless Lessee shall have elected to purchase all of the Units then leased hereunder), (i) no fewer than 425 Units shall remain subject to the Lease, (ii) the allocation of Units (by Basic Group) shall be substantially similar to the allocation immediately prior to such purchase and
(iii) no Basic Group shall have less than 25 Units, and provided further that
                                                        -------- -------
the determination as to which Units are to be purchased shall be made on a random or other basis (in each case reasonably acceptable to Lessor) without discrimination based on maintenance status, operating condition of the Units in question or otherwise and such notice shall describe such manner in which Lessee proposes to determine the Units in such Basic Group which will be purchased. Lessee shall give Lessor written notice not less than 90 days prior to the Special Purchase Date of the proposed purchase of Units pursuant to the terms of
---------------------
this Section 22.1(a), which notice shall be irrevocable. On the Special Purchase Date, Lessee shall pay the Special Purchase Price, together with all other amounts due and owing by Lessee under the Operative Agreements with respect to such Units, including, without limitation, all unpaid Rent therefor due and payable on or prior to such purchase date (exclusive of any Basic Rent first becoming due on such date) and, in the event that the Fair Market Sales Value with respect to such Units referred to above exceeds the Termination Value for such Units, then (a) Lessee shall receive a credit against amounts payable to Lessor pursuant to this Section 22.1(a) in an amount equal to the lesser of (I) the Prepaid Adjustment Amount, if any, and (II) the amount that such Fair Market Sales Value exceeds the Termination Value for such Units and (b) Lessee shall pay to Lessor an amount equal to the Deferred Adjustment Amount, if any. Such payments shall be made at the place of payment specified in Section 3.6 hereof in immediately available funds against delivery of a bill of sale transferring and assigning to Lessee all right, title and interest of Lessor in and to such Units on an "as-is" "where-is" basis and containing a warranty against Lessor's Liens. Lessor shall not be required to make any other representation or warranty as to the condition of such Units or any other matters, and may specifically disclaim any such representations or warranties. In the event of any such purchase and receipt by Lessor of all the amounts provided in this Section 22.1(a), the obligation of Lessee to pay Basic Rent hereunder for such Units shall cease and the Lease Term for such Units shall end.

          (b) Early Purchase Option.  Provided that no Material Default or Lease
              ---------------------
Event of Default shall have occurred and be continuing either at the time of the notice described below or on the Early Purchase Date (unless (i) Lessor shall have waived such Lease Event of Default or Lease Default solely for the purpose of this Section 22.1(b), (ii) in the case of a Lease Event of Default under
Section 14(c), 14(d), 14(e), 14(f) or 14(i), Lessee shall have properly made a Special Purchase Defeasance and after giving effect to the purchase described below, no such Lease Event of Default shall be continuing or (iii) in the case of a Lease Event of Default under Section 14(g) or 14(h), Lessee shall have obtained a final, nonappealable order of a United States court having appropriate bankruptcy jurisdiction over Lessee which (x) authorizes such purchase and (y) is in form and substance satisfactory to Lessor and Indenture Trustee) and provided that Lessee shall have duly given the notice required by the next succeeding sentence, Lessee shall have the right and, upon the giving of such notice, the obligation to purchase any or all of the Units in a Basic Group then leased hereunder (as specified in such notice) on the Early Purchase Date for such Units at a price equal to the Early Purchase Price of such Units, provided that if Lessee elects to purchase some but less than all of the Units
--------
in any Basic Group, Lessee shall exercise such purchase with respect to at least 25 Units, no fewer than 25 Units shall remain in such Basic Group as a result of such purchase and the determination as to which Units are to be purchased shall be made on a random or other basis (in each case reasonably acceptable to Lessor) without discrimination based on maintenance status, operating condition of the Units in question or otherwise and such notice shall describe such manner in which Lessee proposes to determine the Units in such Basic Group which will be purchased. Lessee shall give Lessor written notice not less than 90 days prior to the Early Purchase Date for the related Units of its election to exercise the purchase option provided for in this Section 22.1(b), which notice shall be irrevocable. Payment of the Early Purchase Price, together with all other amounts due and owing by Lessee under the Operative Agreements, with respect to such Units, including, without limitation, all unpaid Basic Rent therefor due and payable on or prior to the Early Purchase Date (exclusive of any in Basic Rent first becoming due on such date), plus an amount equal to the Prepaid Adjustment Amount, if any, minus an amount equal to the Deferred Adjustment Amount, if any, and any Make-Whole Amount with respect to the Equipment Notes then being prepaid, shall be made on the Early Purchase Date at the place of payment specified in Section 3.6 hereof in immediately available funds against delivery of a bill of sale transferring and assigning to Lessee all right, title and interest of Lessor in and to such Units on an "as-is" "where-is" basis and containing a warranty against Lessor's Liens. Lessor shall not be required to make any other representation or warranty as to the condition of such Units or any other matters, and may specifically disclaim any such representations or warranties. In the event of any such purchase and receipt by Lessor of all of the amounts provided in this Section 22.1(b), the obligation of Lessee to pay Basic Rent hereunder for such Units shall cease and the Lease Term for such Units shall end.

          (c) Payment; Assumption of Equipment Notes.  If the Lessee elects to
              --------------------------------------
exercise either purchase option provided for in this Section 22.1, the Lessee shall, as the purchase price therefor, in the sole discretion of the Lessee, either (i) pay the applicable purchase price with respect to such Units, together with all other amounts due and owing by the Lessee under the Operative Agreements, or (ii) pay the difference between the Early Purchase Price and the portion of the outstanding principal amount of the Equipment Notes which relates to such Units as of the Early Purchase Date and assume on a full recourse basis, and indemnify the Lessor against, all of the Owner Trustee's obligations under the Indenture in respect of such portion of the indebtedness evidenced by such Equipment Notes; provided, that, following such assumption, the purchased Units
                 --------
shall remain subject to the lien of a separate indenture similar to the Indenture pursuant to Section 3.06 of the Indenture. The Lessee will make the payments required by foregoing clause (i) or assume such portion of the indebtedness evidenced by the Equipment Notes which relates to such Units as provided in foregoing clause (ii) on the Special Purchase Date with respect to the purchase option described in Section 22.1(a) and on the Early Purchase Date with respect to the purchase option described in Section 22.1(b), in immediately available funds against delivery of a bill of sale transferring and assigning to the Lessee all right, title and interest of the Lessor in and to the Units on an "as-is" "where-is" basis and containing a warranty against Lessor's Liens. In such event, the costs of preparing the bill of sale and all other documentation relating to such purchase and the costs of any necessary filings related thereto will be borne by the Lessee. If the Lessee shall fail to fulfill its obligations under this Section 22.1(c), all of the Lessee's obligations under the Lease and the Operative Agreements, including, without limitation, the Lessee's obligation to pay installments of Rent, with respect to the Units in question shall continue.

          Section 22.2   Election to Retain or Return Equipment at End of Basic
                         ------------------------------------------------------
or Renewal Term.  Not less than 180 days prior to the end of the Basic Term, the
---------------
end of any Fixed Rate Renewal Term or the end of any Fair Market Renewal Term, Lessee shall give Lessor irrevocable written notice of its decision to return or retain any or all of the Units at the end of the Basic Term or such Renewal Term, provided that if Lessee elects to retain less than all of the Units in a
      --------
Basic Group, Lessee must return at least 25 Units from such Basic Group to Lessor and the determination as to which Units are to be retained shall be made on a random or other basis (in each case reasonably acceptable to Lessor) without discrimination based on maintenance status, operating condition of the Units in question or otherwise, and Lessee shall describe in such notice such manner in which it proposes to determine the Units in such Basic Group which will be retained. If Lessee elects to retain some or all of the Units, Lessee shall comply with Section 22.3 and/or 22.4 hereof, as it may elect in accordance with the provisions thereof including the notice requirements stated therein.
If Lessee fails to give the 180 days' notice required by this Section 22.2, Lessee shall be deemed to have irrevocably elected to return all of the Units at the end of the Basic Term or the applicable Renewal Term, as the case may be, in accordance with Section 6.

          Section 22.3   Purchase Options.  Provided that no Material Default or
                         ----------------
Lease Event of Default shall have occurred and be continuing either at the time of notice or the expiration of the Lease Term (unless (i) Lessor shall have waived such Material Default or Lease Default solely for the purpose of this
Section 22.3, (ii) in the case of a Lease Event of Default under Section 14(c), 14(d), 14(e), 14(f) or 14(i), Lessee shall have properly made a Special Purchase Defeasance and after giving effect to the purchase described below, no such Lease Event of Default shall be continuing or (iii) in the case of a Lease Event of Default under Section 14(g) or 14(h), Lessee shall have obtained a final, nonappealable order of a United States court having appropriate bankruptcy jurisdiction over Lessee which (x) authorizes such purchase and (y) is in form and substance satisfactory to Lessor and Indenture Trustee) and provided that Lessee shall have duly given the notice required by Section 22.2 and by the next succeeding sentence of this Section 22.3, Lessee shall have the right and, upon the giving of such notice under this Section 22.3, the obligation to purchase any or all of the Units (as specified in such notice, and subject to the minimum number of Units and the criteria for selection of such Units referred to in Section 22.2) either (x) at the expiration of the Basic Term at a price equal to the Basic Term Purchase Price of such Units or (y) at the expiration of the Basic Term or any Renewal Term at a price equal to the Fair Market Sales Value of such Units as determined in accordance with Section 22.5 hereof. Lessee shall give Lessor written notice not less than 90 days prior to the end of the Basic Term, the Fixed Rate Renewal Term or the Fair Market Renewal Term, as the case may be, of its election to exercise the purchase option provided for in this Section 22.3 (but in any event subject to the minimum number of Units referred to in Section 22.2), which notice shall be irrevocable. Payment of the purchase price, together with all other amounts due and owing by Lessee under the Operative Agreements, shall be made at the place of payment specified in Section 3.6 hereof in immediately available funds against delivery of a Bill of Sale transferring and assigning to Lessee all right, title and interest of Lessor in and to such Units on an "as-is" "where-is" basis and containing a warranty against Lessor's Liens. Lessor shall not be required to make any other representation or warranty as to the condition of such Units or any other matters, and may specifically disclaim any such representations or warranties.

          Section 22.4   Renewal Options.  Provided that no Material Default or
                         ---------------
Lease Event of Default shall have occurred and be continuing either at the time of notice or the expiration of the Basic Term or any applicable Renewal Term (unless Lessor shall have waived such Material Default or Lease Event of Default solely for the purpose of this Section 22.4) and Lessee shall have duly given the notice required by Section 22.2, Lessee shall have the right and, upon the giving of a notice under this Section 22.4 as below provided, the obligation to lease pursuant to this Lease any or all of the Units (as specified in such notice, and subject to the minimum number of Units and the criteria for selection of such Units referred to in Section 22.2) at the expiration of the Basic Term or any applicable Renewal Term which Lessee has not elected to purchase pursuant to Section 22.3, which obligation may be fulfilled by Lessee electing to renew this Lease under either of the following Section 22.4(a) or
(b):

                    (a)  Fixed Rate.  Lessee may give Lessor written notice not
                         ----------
less than 90 days prior to the end of the Basic Term (or, in the circumstances described in the fourth sentence of this Section 22.4(a), the then Fixed Rate Renewal Term) that Lessee elects to renew this Lease under this Section 22.4(a) with respect to any or all of the Units (as specified in such notice, and subject to the minimum number of Units and the criteria for selection of such Units referred to in Section 22.2) then leased hereunder, for a term of one or more years as Lessee shall specify in such notice (the "Fixed Rate Renewal
                                                        ------------------
Term"), but in no event longer than the Outside Fixed Renewal Date, which notice shall be irrevocable. In such event, promptly following such notice, a determination in accordance with Section 22.5 shall be made of the date such that (1) the period from the Closing Date to such date would not exceed 80% of the useful life of such Units from and after the Closing Date, and (2) the Fair Market Sales Value (determined without regard to inflation or deflation) on such date would not be less than 20% of the Equipment Cost of such Units. Such date shall thereafter be the latest date to which this Lease may be renewed pursuant to this Section 22.4(a) (the "Outside Fixed Renewal Date"). Lessee shall
                              --------------------------
promptly following the determination of the Outside Fixed Renewal Date give Lessor written notice of the Fixed Rate Renewal Term which Lessee selects for its initial renewal under this Section 22.4(a), which in no event shall be longer than the Outside Fixed Renewal Date. If Lessee selects a Fixed Rate Renewal Term such that the period following such term until the Outside Fixed Renewal Date is longer than one year, then Lessee may elect one or more further renewals of one or more years pursuant to this Section 22.4(a) so long as no such term extends beyond the Outside Fixed Renewal Date. The Basic Rent for each Unit during any Fixed Rate Renewal Term (the "Fixed Rent") shall
                                                            ----------
be for the first such renewal, an amount equal to 105% of the average of the semiannual Basic Rent installments payable hereunder for such Unit during the Basic Term, and for any subsequent renewal under this Section 22.4(a), an amount equal to the average of the semiannual Basic Rent installments payable hereunder for such Unit during the Basic Term, payable semiannually in arrears provided,
                                                                     --------
however, if prior to the commencement of the first Fixed Rate Renewal Term,
-------
Lessee and Owner Participant shall have received an opinion of Watson, Farley & Williams, or of other independent counsel of national recognition selected by the Owner Participant and reasonably acceptable to the Lessee (which the Owner Participant agrees to seek at the request and expense of the Lessee) to the effect that the elimination of such premium will not result in such renewal term being includable in the "lease term", as defined in Treasury Regulation
(S)1.467-1(h)(6), or any successor thereto, in a manner that adversely affects the Net Economic Return, such 5% premium above the average of the semi-annual Basic Rent installments shall not be included in the first Fixed Rate Renewal Term hereunder. Each Fixed Rate Renewal Term shall commence immediately upon the expiration of the Basic Term or the preceding Fixed Rate Renewal Term, as the case may be.

               (b) Fair Market.  Lessee may give Lessor written notice not
                   -----------
less than 90 days prior to the end of the Basic Term, a Fixed Rate Renewal Term or a Fair Market Renewal Term (subject to the limitations otherwise provided in this Section 22.4(b)) that Lessee elects to renew this Lease under this Section 22.4(b) with respect to any or all of the Units (as specified in such notice, and subject to the minimum number of Units and the criteria for selection of such Units referred to in Section 22.2) then leased hereunder for a term of one or more years as Lessee shall specify in such notice (the "Fair Market Renewal
                                                           -------------------
Term"), which notice shall be irrevocable.  The Basic Rent for the Units leased
----
during the Fair Market Renewal Term shall be determined in accordance with
Section 22.5 and shall be for the first such renewal, an amount equal to 105% of the Fair Market Rental Value of such Units, and for any subsequent renewal under this Section 22.4(b), an amount equal to the Fair Market Rental Value of such Units, payable semiannually in arrears provided, however, if prior to the
                                       --------  -------
commencement of the first Fixed Rate Renewal Term, Lessee and Owner Participant shall have received an opinion of Watson, Farley & Williams, or of other independent counsel of national recognition selected by the Owner Participant and reasonably acceptable to the Lessee (which the Owner Participant agrees to seek at the request and expense of the Lessee) to the effect that the elimination of such premium will not result in such renewal term being includable in the "lease term", as defined in Treasury Regulation (S)1.467-1(h)(6), or any successor thereto, in a manner that adversely affects the Net Economic Return, such 5% premium above Fair Market Rental Value shall not be included in the first Fair Market Renewal Term hereunder. The Fair Market Renewal Term shall commence immediately upon the expiration of the Basic Term or the preceding Fixed Rate Renewal Term or Fair Market Renewal Term, as the case may be.

          Section 22.5   Appraisal.  Promptly following Lessee's written notice
                         ---------
pursuant to Section 22.2 of its election to retain any Units at the end of the Basic Term or a Renewal Term, as the case may be, Lessor and Lessee shall determine the remaining useful life (based on the actual condition of a reasonable sampling of such Units and determined pursuant to the appraisal procedure set forth in the definition of Fair Market Sales Value) and the Fair Market Sales Value and Fair Market Rental Value of the Units to be retained, in each case assuming the Units are in the condition required by this Lease. Promptly following Lessee's written notice pursuant to Section 22.1(a) of its election to purchase any Units on the Special Purchase Date, Lessor and Lessee shall determine the Fair Market Sales Value of the Units to be purchased, assuming the Units are in the condition required by this Lease, which Fair Market Sales Value shall be used to determine the Special Purchase Price, as provided in Section 22.1(a).

          Section 22.6   Stipulated Loss Value and Termination Value During
                         --------------------------------------------------
Renewal Term.  All of the provisions of this Lease, other than Section 10, shall
------------
be applicable during any renewal term for such Units, except as specified in the next sentence. During any Renewal Term, the Stipulated Loss Value and Termination Value of any Unit shall be determined on the basis of the Fair Market Sales Value of such Unit as of the first day of such Renewal Term, assuming such Unit is in the condition required by this Lease, reduced in equal monthly increments to the Fair Market Sales Value of such Unit as of the last day of such Renewal Term; provided that in no event during any Fixed Rate
                          --------
Renewal Term shall the Stipulated Loss Value and Termination Value of any Unit be less than 20% of the Equipment Cost of such Unit.

      SECTION 23.  Limitation of Lessor's Liability.  It is expressly agreed and
                   --------------------------------
understood that all representations, warranties and undertakings of Lessor hereunder (except as expressly provided herein) shall be binding upon Lessor only in its capacity as Owner Trustee under the Trust Agreement and in no case shall the Trust Company be personally liable for or on account of any statements, representations, warranties, covenants or obligations stated to be those of Lessor hereunder, except that Lessor (or any successor Owner Trustee) shall be personally liable for its gross negligence or wilful misconduct and for its breach of its covenants, representations and warranties contained herein to the extent covenanted or made in its individual capacity.

     SECTION 24.  Investment of Security Funds.  Any moneys received by Lessor
                  ----------------------------
or the Indenture Trustee pursuant to Section 12.2 which are required to be paid to Lessee after completion of repairs to be made pursuant to Section 12.2 or pursuant to Section 11.4(a) or 11.5, as the case may be, until paid to Lessee as provided in Section 11.4(a), 11.5 or 12.2 or the curing of a Lease Default or Lease Event of Default or as otherwise applied as provided herein or in the Trust Agreement and Indenture, shall be invested at the risk and expense of Lessee in Specified Investments by Lessor (unless the Indenture shall not have been discharged, in which case, by the Indenture Trustee as provided in Section 6.04(b) of the Indenture) from time to time as directed by telephone (and confirmed promptly thereafter in writing) by Lessee if such investments are reasonably available for purchase. There shall be promptly remitted to Lessee, so long as no Material Default or Lease Event of Default shall have occurred and be continuing, any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) and Lessee will promptly pay to Lessor or the Indenture Trustee, as the case may be, on demand, the amount of any loss realized as the result of any such investment (together with any fees, commissions and other expenses, if any, incurred in connection with such investment), such amount to be disposed of in accordance with the terms of the Trust Agreement and the Indenture.

     SECTION 25.  Miscellaneous.
                  -------------

          Section 25.1   Governing Law; Severability.  This Lease, and any
                         ---------------------------
extensions, amendments, modifications, renewals or supplements hereto shall be governed by and construed in accordance with the internal laws and decisions of the State of New York; provided, however, that the parties shall be entitled to
                       -----------------
all rights conferred by any applicable Federal statute, rule or regulation. Whenever possible, each provision of this Lease shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Lease shall be prohibited by or invalid under the laws of any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Lease in any other jurisdiction.

          Section 25.2   Execution in Counterparts.  This Lease may be executed
                         -------------------------
in any number of counterparts, each executed counterpart constituting an original and in each case such counterparts shall constitute but one and the same instrument; provided, however, that to the extent that this Lease
                 -----------------
constitutes chattel paper (as such term is defined in the Uniform Commercial
Code) no security interest in this Lease may be created through the transfer or possession of any counterpart hereof other than the counterpart bearing the receipt therefor executed by the Indenture Trustee on the signature page hereof, which counterpart shall constitute the only "original" hereof for purposes of the Uniform Commercial Code.

          Section 25.3   Headings and Table of Contents; Section References.
                         --------------------------------------------------
The headings of the sections of this Lease and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof. All references herein to numbered sections, unless otherwise indicated, are to sections of this Lease.

          Section 25.4   Successors and Assigns.  This Lease shall be binding
                         ----------------------
upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective permitted successors and assigns.

          Section 25.5   True Lease.  It is the intent of the parties to this
                         ----------
Lease that it will be a true lease and not a "conditional sale," and that Lessor shall at all times be considered to be the owner of each Unit which is the subject of this Lease for the purposes of all Federal, state, city and local income taxes or for franchise taxes measured by income, and that this Lease conveys to Lessee no right, title or interest in any Unit except as lessee. Nothing contained in this Section 25.5 shall be construed to limit Lessee's use or operation of any Unit or constitute a representation, warranty or covenant by Lessee as to tax consequences.

          Section 25.6   Amendments and Waivers.  No term, covenant, agreement
                         ----------------------
or condition of this Lease may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto and except as may be permitted by the terms of the Indenture.

          Section 25.7   Survival. All warranties, representations, indemnities
                         --------
and covenants made by either party hereto, herein or in any certificate or other instrument delivered by such party or on the behalf of any such party under this Lease, shall be considered to have been relied upon by the other party hereto and shall survive the consummation of the transactions contemplated hereby on the Closing Date regardless of any investigation made by either such party or on behalf of either such party, and to the extent having accrued and not been paid or relating to or otherwise arising in connection with the transactions contemplated by the Operative Agreements during the Lease Term, shall survive the expiration or other termination of this Lease or any other Operative Agreement.

          Section 25.8   Business Days.  If any payment is to be made hereunder
                         -------------
or any action is to be taken hereunder on any date that is not a Business Day, such payment or action otherwise required to be made or taken on such date shall be made or taken on the immediately succeeding Business Day with the same force and effect as if made or taken on such scheduled date and as to any payment (provided any such payment is made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

          Section 25.9   Directly or Indirectly.  Where any provision in this
                         ----------------------
Lease refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

          Section 25.10  Incorporation by Reference.  The payment obligations
                         --------------------------
set forth in Sections 7.1 and 7.2 of the Participation Agreement are hereby incorporated by reference.


                            *          *          *

          IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease to be duly executed and delivered on the day and year first above written.


                              Lessor:

                              WILMINGTON TRUST COMPANY,
                              not in its individual capacity except as expressly provided herein but solely as Owner Trustee


                              By:___________________________________
                              Name:
                              Title:


                              Lessee:

                              GATX RAIL CORPORATION


                              By:____________________________________
                              Name:
                              Title

          /1/Receipt of this original counterpart of the foregoing Lease is hereby acknowledged on this ____ day of April, 2000.

                              BANK ONE, NA,
                              as Indenture Trustee


                              By:____________________________________
                              Name:
                              Title:


_________________________
     /1/    This language contained in the original counterpart only.

                                                                       Exhibit A

                          LEASE SUPPLEMENT NO. _______
                          (GATX Rail Trust No. 2000-2)


     This Lease Supplement No. ___, dated as of _________, between Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement ("Lessor"), and GATX Rail Corporation, a New York
                      ------
corporation ("Lessee");
              ------

                                  Witnesseth:

     Lessor and Lessee have heretofore entered into that certain Equipment Lease Agreement (GATX Rail Trust No. 2000-2) dated as of April 3, 2000 (the "Lease").
                                                                       -----
The terms used herein are used with the meanings specified in the Lease.

     The Lease provides for the execution and delivery of one or more Lease Supplements substantially in the form hereof for, among other things, the purpose of particularly describing all or a portion of the Units of Equipment to be leased to Lessee under the Lease.

     Now, Therefore, in consideration of the premises and other good and sufficient consideration, and pursuant to Section 2 of the Lease, Lessor and Lessee hereby agree as follows:

     1. Lessor hereby delivers and leases to Lessee, and Lessee hereby accepts and leases from Lessor, under the Lease as herein supplemented, the Units described in Schedule 1 hereto.

     2. All of the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

     3. To the extent that this Lease Supplement constitutes chattel paper (as such term is defined in the Uniform Commercial Code) no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart hereof other than the counterpart bearing the receipt therefor executed by the Indenture Trustee on the signature page hereof, which counterpart shall constitute the only "original" hereof for purposes of the Uniform Commercial Code.

     4. This Lease Supplement shall be governed by and construed in accordance with the internal laws and decisions of the State of New York; provided,
                                                               ---------
however, that the parties shall be entitled to all rights conferred by any
-------
applicable Federal statute, rule or regulation.

     5. This Lease Supplement may be executed in any number of counterparts, each executed counterpart constituting an original but all together one and the same instrument.

                            *          *          *

  IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement to be duly executed as of the day and year first above written and to be delivered as of the date first above written.


                                    WILMINGTON TRUST COMPANY,
                                    not in its individual capacity except as expressly provided herein but solely as Owner Trustee


                                    By:______________________________
                                    Name:
                                    Title:


                                    GATX RAIL CORPORATION


                                    By:______________________________
                                    Name:
                                    Title:


          /1/Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged on this ____ day of April, 2000.

                                    BANK ONE, NA,
                                    as Indenture Trustee


                                    By:______________________________
                                    Name:
                                    Title:


_________________________

     /1/    This language contained in the original counterpart only.

                                      A-2